UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05628
Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2016 – September 30, 2017
Item 1: Reports to Shareholders

Annual Report | September 30, 2017

Vanguard U.S. Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, Vanguard U.S. Value Fund returned nearly 18%, outpacing both its benchmark index and the average return of its peer group.

• Your fund’s stock selection model generated broad-based performance. The model focuses on five signals that rank a universe of stocks. Four of those signals—valuation, growth, sentiment, and management decisions—contributed to performance. In particular, the valuation and growth signals were significant drivers of the fund’s return.

• Seven of the fund’s 11 industry sectors generated positive results, led by information technology, materials, and health care.

• Stocks in the energy and consumer discretionary sectors were among those that detracted most from performance. In addition, growth stocks outperformed their value counterparts during the period.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard U.S. Value Fund	17.87%
Russell 3000 Value Index	15.53
Multi-Cap Value Funds Average	16.69

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
U.S. Value Fund	6.53%
Russell 3000 Value Index	6.01
Multi-Cap Value Funds Average	5.39

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.23%	1.10%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the fund’s expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Advisor’s Report

For the 12 months ended September 30, 2017, Vanguard U.S. Value Fund returned nearly 18%. The fund bested its benchmark index, the Russell 3000 Value Index, which returned well over 15%. It also outperformed the average return of its peer group.

Investment environment

As the period began, investors cheered stronger-than-expected third-quarter economic growth that stood in contrast to disappointing results earlier in 2016. That exuberance gained steam after the U.S. presidential election as investors anticipated the benefits of the new administration’s policy initiatives focused on tax reform, infrastructure spending, and greater deregulation. That optimism fueled a move toward riskier assets, propelling many bellwether stock indexes to record highs in 2017.

The Federal Reserve also acknowledged the strength of the U.S. economy. In December, as inflation inched closer to the Fed’s 2% target level, it raised the federal funds rate by a quarter percentage point—only the second increase in a decade. Optimism waned a bit in early 2017 as investors realized policy initiatives would take longer to materialize than had been anticipated. But consumers continued to open their wallets and unemployment continued to decline.

Those developments played a large part in the Fed’s decision to raise rates in March and June, pushing its target range to 1%–1.25%. Those moves, along with the establishment of a framework for trimming its $4.5 trillion balance sheet, took the Fed closer to normalizing monetary policy after its emergency intervention in response to the Great Recession.

Despite those positive developments, disappointing inflation measures confounded some market outlooks. Annualized core inflation softened a little during the spring. In response, the Fed scaled back its 2017 inflation forecast but still expected inflation to move closer to its 2% target over the medium term. Further tightening in the labor market should help, although wage gains have been modest.

Over the period, the broad U.S. equity market (as measured by the Russell 3000 Index) returned nearly 19%. U.S. stock market performance was broad-based; nine of 11 market sectors advanced, led by financials, materials, and industrials. Growth stocks outperformed their value counterparts, small-capitalization stocks topped large-caps, and international and emerging-market equities outperformed their U.S. peers.

Many other countries posted decent growth, but major central banks such as the Bank of Japan, the Bank of England, and the European Central Bank remained in accommodative policy mode as they struggled to balance growth and inflation concerns. Even with a weaker U.S. dollar, comparatively low yields across many developed markets kept U.S. bonds attractive to international investors.

7

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macroeconomic factors we’ve described, our strategy focuses on company-specific fundamentals—not technical analysis. Our stock selection model evaluates companies within our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five key themes: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. We monitor our portfolio based on those rankings and adjust when appropriate. Our approach also includes a dynamic weighting process that shifts the relative importance of the themes over time. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return, while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our successes and failures

The fund’s outperformance was driven by our valuation signal, especially in the beginning of the period, and our growth signal. The sentiment and management decisions signals contributed to a lesser degree.

Stock selection results were positive in seven sectors, with information technology, materials, and health care leading the way. Energy and consumer discretionary were among the sectors that detracted the most.

Our overweighting of semiconductor manufacturer NVIDIA contributed significantly to our strength in information technology. AK Steel, Chemours, Advanced Micro Devices, and Bank of America were also top contributors.

Energy sector companies such as Denbury Resources, Newfield Exploration, Sanchez Energy, and Chesapeake Energy hurt most.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,
Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 12, 2017

8

U.S. Value Fund

Fund Profile
As of September 30, 2017

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	230	2,110	3,808
Median Market Cap	$36.6B	$55.2B	$61.4B
Price/Earnings Ratio	18.0x	18.8x	21.9x
Price/Book Ratio	2.1x	1.9x	2.9x
Return on Equity	11.5%	10.9%	15.1%
Earnings Growth
Rate	7.4%	6.3%	9.6%
Dividend Yield	2.2%	2.3%	1.8%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	95%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.23%	—	—
30-Day SEC Yield	2.07%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	7.0%	7.0%	12.3%
Consumer Staples	8.3	8.2	7.3
Energy	10.4	10.5	5.8
Financials	26.2	26.4	15.0
Health Care	13.3	13.3	14.0
Industrials	8.9	8.8	10.8
Information Technology	8.4	8.3	22.3
Materials	2.9	3.0	3.4
Real Estate	5.4	5.3	4.0
Telecommunication
Services	3.0	3.0	2.0
Utilities	6.2	6.2	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.94	0.86
Beta	1.01	0.98

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.1%
JPMorgan Chase & Co.	Diversified Banks	3.1
Chevron Corp.	Integrated Oil & Gas	2.2
Procter & Gamble Co.	Household Products	2.2
Berkshire Hathaway Inc. Multi-Sector
	Holdings	2.1
Pfizer Inc.	Pharmaceuticals	2.1
Bank of America Corp.	Diversified Banks	2.1
Citigroup Inc.	Diversified Banks	2.1
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
Johnson & Johnson	Pharmaceuticals	1.9
Top Ten		22.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.23%.

9

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Value Fund*	17.87%	14.01%	6.53%	$18,830
• • • • • • • •	Russell 3000 Value Index	15.53	13.20	6.01	17,926
– – – –	Multi-Cap Value Funds Average	16.69	12.32	5.39	16,908
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

U.S. Value Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

11

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (7.0%)
	Best Buy Co. Inc.	184,448	10,506
	Comcast Corp. Class A	263,023	10,121
	Coach Inc.	232,498	9,365
	Lear Corp.	54,053	9,356
	Carnival Corp.	141,480	9,135
*	Liberty Media Corp-
	Liberty SiriusXM Class
	A Shares	210,839	8,834
*	Burlington Stores Inc.	87,400	8,343
*	Discovery
	Communications Inc.
	Class A	299,521	6,377
	New York Times Co.
	Class A	316,333	6,200
	General Motors Co.	143,549	5,797
	Royal Caribbean
	Cruises Ltd.	47,745	5,660
	Hasbro Inc.	41,730	4,076
*	Cooper-Standard
	Holdings Inc.	26,268	3,046
	Twenty-First Century
	Fox Inc. Class A	108,834	2,871
	MDC Holdings Inc.	84,154	2,795
	Office Depot Inc.	601,483	2,731
	Ralph Lauren Corp.
	Class A	25,591	2,259
	Twenty-First Century
	Fox Inc.	52,971	1,366
	Target Corp.	19,185	1,132
^	Big 5 Sporting Goods
	Corp.	145,850	1,116
	Time Warner Inc.	10,030	1,028
*	Iconix Brand Group Inc.	175,125	996
	Aaron’s Inc.	20,592	898
	Tailored Brands Inc.	59,475	859
*	Gray Television Inc.	36,005	565

	KB Home	23,075	557
	Toll Brothers Inc.	11,389	472
			116,461
Consumer Staples (8.2%)
	Procter & Gamble Co.	397,545	36,169
	Philip Morris
	International Inc.	213,172	23,664
	Wal-Mart Stores Inc.	274,463	21,447
	Walgreens Boots
	Alliance Inc.	148,670	11,480
	Conagra Brands Inc.	289,686	9,774
	Sanderson Farms Inc.	57,160	9,232
	Hershey Co.	64,543	7,046
	PepsiCo Inc.	44,280	4,934
	Bunge Ltd.	55,176	3,832
*	Pilgrim’s Pride Corp.	112,317	3,191
	CVS Health Corp.	39,202	3,188
	Universal Corp.	19,523	1,119
*	HRG Group Inc.	57,067	891
	Campbell Soup Co.	17,676	828
	Kimberly-Clark Corp.	7,010	825
			137,620
Energy (10.4%)
	Exxon Mobil Corp.	640,325	52,494
	Chevron Corp.	316,482	37,187
	Valero Energy Corp.	174,527	13,426
	Halliburton Co.	220,379	10,144
	Williams Cos. Inc.	333,707	10,015
*,^	Chesapeake Energy
	Corp.	1,809,458	7,781
	Devon Energy Corp.	168,409	6,182
	Baker Hughes a GE Co.	134,641	4,931
^	RPC Inc.	197,635	4,899
*	Newfield Exploration Co.	157,753	4,680
*	Peabody Energy Corp.	155,297	4,505
	Phillips 66	43,157	3,954
	Schlumberger Ltd.	49,084	3,424
*	Exterran Corp.	99,487	3,145

12

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	Laredo Petroleum Inc.	149,318	1,931
*	Abraxas Petroleum Corp.	516,877	972
	Delek US Holdings Inc.	31,474	841
*	Denbury Resources Inc.	602,127	807
*	W&T Offshore Inc.	257,786	786
*	SandRidge Energy Inc.	32,793	659
*	McDermott International
	Inc.	76,382	555
*	REX American Resources
	Corp.	5,003	469
	CVR Energy Inc.	17,177	445
			174,232
Financials (26.1%)
	JPMorgan Chase & Co.	540,838	51,655
*	Berkshire Hathaway Inc.
	Class B	193,497	35,472
	Bank of America Corp.	1,388,345	35,181
	Citigroup Inc.	475,238	34,569
	Wells Fargo & Co.	464,484	25,616
	Goldman Sachs Group Inc.	85,230	20,216
	PNC Financial Services
	Group Inc.	128,872	17,368
	Morgan Stanley	356,198	17,158
	Bank of New York
	Mellon Corp.	293,952	15,585
	State Street Corp.	137,477	13,135
	Aflac Inc.	148,012	12,047
	Regions Financial Corp.	764,727	11,647
	Citizens Financial
	Group Inc.	307,046	11,628
	Allstate Corp.	123,602	11,360
	Lincoln National Corp.	151,072	11,101
	T. Rowe Price Group Inc.	120,522	10,925
	Unum Group	206,536	10,560
	Comerica Inc.	127,670	9,736
	Everest Re Group Ltd.	42,594	9,728
	Ameriprise Financial Inc.	61,656	9,157
	Assured Guaranty Ltd.	224,235	8,465
*	Walker & Dunlop Inc.	130,529	6,831
	Discover Financial
	Services	105,159	6,781
	Zions Bancorporation	143,376	6,764
	Leucadia National Corp.	211,444	5,339
	Universal Insurance
	Holdings Inc.	217,019	4,991
	American Express Co.	51,238	4,635
	SunTrust Banks Inc.	57,003	3,407
	CNO Financial Group Inc.	138,788	3,239
	Torchmark Corp.	28,164	2,256
	US Bancorp	40,502	2,170
	East West Bancorp Inc.	32,318	1,932
	Primerica Inc.	19,997	1,631
	Raymond James
	Financial Inc.	10,558	890
	Ally Financial Inc.	35,344	857

*	Credit Acceptance Corp.	3,036	851
	Principal Financial Group
	Inc.	12,925	832
	American Financial Group
	Inc.	7,995	827
	Federal Agricultural
	Mortgage Corp.	10,908	793
	Capital One Financial Corp.	6,843	579
			437,914
Health Care (13.3%)
	Pfizer Inc.	991,878	35,410
	Johnson & Johnson	250,973	32,629
	Merck & Co. Inc.	457,173	29,273
	Bristol-Myers Squibb Co.	251,719	16,044
	Anthem Inc.	75,730	14,380
*	Centene Corp.	108,191	10,470
	Agilent Technologies Inc.	158,181	10,155
	Cigna Corp.	50,260	9,396
	Humana Inc.	35,454	8,638
*	WellCare Health Plans Inc.	49,772	8,548
*	Quintiles IMS Holdings Inc.	89,051	8,466
	Baxter International Inc.	134,006	8,409
	Aetna Inc.	49,648	7,894
*	Express Scripts Holding Co. 124,595		7,889
	Medtronic plc	56,027	4,357
	Amgen Inc.	22,337	4,165
	Abbott Laboratories	39,877	2,128
*	Exelixis Inc.	60,640	1,469
*	INC Research Holdings
	Inc. Class A	17,240	902
	Allergan plc	3,939	807
*	OraSure Technologies Inc.	26,786	603
			222,032
Industrials (8.8%)
	Honeywell International
	Inc.	99,030	14,037
	General Electric Co.	570,370	13,792
	Oshkosh Corp.	121,671	10,043
	Spirit AeroSystems
	Holdings Inc. Class A	128,241	9,967
	Caterpillar Inc.	79,655	9,934
	Owens Corning	122,641	9,486
*	United Rentals Inc.	67,229	9,327
	Lockheed Martin Corp.	29,826	9,255
	SkyWest Inc.	179,152	7,865
	Quad/Graphics Inc.	301,013	6,806
*	United Continental
	Holdings Inc.	101,363	6,171
	Global Brass & Copper
	Holdings Inc.	177,763	6,008
	Copa Holdings SA Class A	42,473	5,289
	Waste Management Inc.	56,484	4,421
	Wabash National Corp.	183,039	4,177
*	Meritor Inc.	147,959	3,848
	Timken Co.	67,507	3,277

13

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	Rush Enterprises Inc.
	Class A	60,929	2,820
	United Technologies Corp.	20,219	2,347
	GATX Corp.	32,163	1,980
*	Hawaiian Holdings Inc.	44,826	1,683
	American Airlines
	Group Inc.	34,805	1,653
	Allison Transmission
	Holdings Inc.	32,313	1,213
*	Harsco Corp.	54,845	1,146
	Rockwell Automation Inc.	4,662	831
	CECO Environmental Corp.	46,275	392
			147,768
Information Technology (8.3%)
	Intel Corp.	362,945	13,821
	HP Inc.	670,001	13,373
	Cisco Systems Inc.	376,386	12,658
	Applied Materials Inc.	188,617	9,825
	Booz Allen Hamilton
	Holding Corp. Class A	247,213	9,243
*,^	VMware Inc. Class A	84,151	9,188
*,^	Advanced Micro Devices
	Inc.	626,522	7,988
	Oracle Corp.	160,329	7,752
	CDW Corp.	115,793	7,642
*	TTM Technologies Inc.	463,242	7,120
*	Extreme Networks Inc.	443,102	5,268
	DXC Technology Co.	59,226	5,086
	Travelport Worldwide Ltd.	273,100	4,288
*	CACI International Inc.
	Class A	27,637	3,851
	SYNNEX Corp.	27,238	3,446
*	ON Semiconductor Corp.	140,265	2,591
*	Anixter International Inc.	29,302	2,491
*	Amkor Technology Inc.	234,081	2,470
*	Dell Technologies Inc.
	Class V	31,693	2,447
	Western Digital Corp.	21,144	1,827
*	Micron Technology Inc.	34,667	1,363
	QUALCOMM Inc.	26,000	1,348
*	Ultra Clean Holdings Inc.	40,914	1,253
*	Sigma Designs Inc.	165,961	1,046
	Convergys Corp.	23,908	619
*	Unisys Corp.	58,504	497
*	Alpha & Omega
	Semiconductor Ltd.	19,824	327
*	Sykes Enterprises Inc.	9,568	279
			139,107
Materials (2.9%)
*	Freeport-McMoRan Inc.	697,621	9,794
	Huntsman Corp.	342,172	9,382
	Chemours Co.	182,453	9,234
*	Owens-Illinois Inc.	345,192	8,685
*	Louisiana-Pacific Corp.	312,512	8,463

*	AdvanSix Inc.	43,990	1,749
	DowDuPont Inc.	19,627	1,359
*	Alcoa Corp.	9,095	424
			49,090
Real Estate (5.4%)
^	Omega Healthcare
	Investors Inc.	284,946	9,093
	Hospitality Properties
	Trust	308,949	8,802
	Lexington Realty Trust	705,509	7,210
	Senior Housing
	Properties Trust	348,210	6,808
	CoreCivic Inc.	229,070	6,132
	Sabra Health Care
	REIT Inc.	270,866	5,943
	GEO Group Inc.	219,073	5,893
*,2	Forestar Group Inc.	274,347	4,719
	Xenia Hotels & Resorts
	Inc.	216,625	4,560
	Sunstone Hotel Investors
	Inc.	283,139	4,550
	CorEnergy Infrastructure
	Trust Inc.	117,483	4,153
	Government Properties
	Income Trust	211,584	3,971
	LaSalle Hotel Properties	134,889	3,914
	Select Income REIT	119,680	2,803
	Prologis Inc.	35,223	2,235
	NorthStar Realty Europe
	Corp.	153,722	1,969
^	Uniti Group Inc.	116,709	1,711
	National Health
	Investors Inc.	20,588	1,591
	Getty Realty Corp.	35,690	1,021
	Essex Property Trust Inc.	3,629	922
	Ashford Hospitality
	Trust Inc.	128,054	854
	Park Hotels & Resorts Inc.	15,667	432
	Chesapeake Lodging Trust	12,749	344
	Tier REIT Inc.	17,398	336
			89,966
Telecommunication Services (3.0%)
	AT&T Inc.	841,647	32,967
*	T-Mobile US Inc.	144,633	8,918
*	Sprint Corp.	496,059	3,859
	Verizon Communications
	Inc.	72,669	3,597
			49,341
Utilities (6.1%)
	NextEra Energy Inc.	114,889	16,837
	PG&E Corp.	187,919	12,795
	CenterPoint Energy Inc.	349,101	10,197
	FirstEnergy Corp.	320,282	9,874
	Entergy Corp.	129,275	9,872

14

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Ameren Corp.	170,225	9,846
	National Fuel Gas Co.	154,473	8,745
	NRG Energy Inc.	239,855	6,138
	DTE Energy Co.	51,184	5,495
	MDU Resources Group Inc.	179,041	4,646
	Xcel Energy Inc.	76,688	3,629
	PNM Resources Inc.	56,434	2,274
	AES Corp.	146,749	1,617
	Avangrid Inc.	19,456	923
			102,888
Total Common Stocks
(Cost $1,407,471)			1,666,419
Temporary Cash Investments (1.4%)[1]
Money Market Fund (1.3%)
[3,4]	Vanguard Market Liquidity
	Fund, 1.223%	222,053	22,210

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
5	United States Cash
	Management Bill,
	1.048%, 1/2/18	1,000	997
5	United States Treasury Bill,
	1.107%, 12/28/17	400	399
			1,396
Total Temporary Cash Investments
(Cost $23,604)			23,606
Total Investments (100.9%)
(Cost $1,431,075)			1,690,025

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Receivables for Investment Securities Sold	265
Investment in Vanguard	102
Receivables for Accrued Income	1,947
Receivables for Capital Shares Issued	597
Variation Margin Receivable-Futures
Contracts	32
Other Assets	3,202
Total Other Assets	6,145
Liabilities
Payables for Investment Securities
Purchased	(6,724)
Collateral for Securities on Loan	(11,837)
Payables for Capital Shares Redeemed	(914)
Payables to Vanguard	(1,380)
Other Liabilities	(4)
Total Liabilities	(20,859)
Net Assets (100%)
Applicable to 85,358,971 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,675,311
Net Asset Value Per Share	$19.63

15

U.S. Value Fund

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,301,912
Undistributed Net Investment Income	23,033
Accumulated Net Realized Gains	91,362
Unrealized Appreciation (Depreciation)
Investment Securities	258,950
Futures Contracts	54
Net Assets	1,675,311

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $11,344,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.9%, respectively, of net assets.
2 Security value determined using significant unobservable
inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $11,837,000 of collateral received for securities on loan.
5 Securities with a value of $509,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	69	8,681	54

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends	39,716
Interest[1]	79
Securities Lending—Net	725
Total Income	40,520
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,034
Management and Administrative	2,146
Marketing and Distribution	270
Custodian Fees	24
Auditing Fees	35
Shareholders’ Reports and Proxy	87
Trustees’ Fees and Expenses	2
Total Expenses	3,598
Net Investment Income	36,922
Realized Net Gain (Loss)
Investment Securities Sold[1]	99,442
Futures Contracts	1,349
Realized Net Gain (Loss)	100,791
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	109,838
Futures Contracts	38
Change in Unrealized Appreciation (Depreciation)	109,876
Net Increase (Decrease) in Net Assets Resulting from Operations	247,589

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $74,000, $3,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,922	34,546
Realized Net Gain (Loss)	100,791	23,090
Change in Unrealized Appreciation (Depreciation)	109,876	81,526
Net Increase (Decrease) in Net Assets Resulting from Operations	247,589	139,162
Distributions
Net Investment Income	(30,933)	(26,754)
Realized Capital Gain[1]	(22,230)	(48,800)
Total Distributions	(53,163)	(75,554)
Capital Share Transactions
Issued	422,683	306,212
Issued in Lieu of Cash Distributions	50,256	71,550
Redeemed	(365,711)	(282,648)
Net Increase (Decrease) from Capital Share Transactions	107,228	95,114
Total Increase (Decrease)	301,654	158,722
Net Assets
Beginning of Period	1,373,657	1,214,935
End of Period[2]	1,675,311	1,373,657

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,033,000 and $20,151,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.25	$16.48	$16.95	$14.41	$11.89
Investment Operations
Net Investment Income	. 437[1]	.440	.355	.299	.304
Net Realized and Unrealized Gain (Loss)
on Investments	2.606	1.341	(.543)	2.531	2.506
Total from Investment Operations	3.043	1.781	(.188)	2.830	2.810
Distributions
Dividends from Net Investment Income	(. 386)	(. 358)	(. 282)	(. 290)	(. 290)
Distributions from Realized Capital Gains	(.277)	(.653)	—	—	—
Total Distributions	(. 663)	(1.011)	(. 282)	(. 290)	(. 290)
Net Asset Value, End of Period	$19.63	$17.25	$16.48	$16.95	$14.41

Total Return[2]	17.87%	11.09%	-1.18%	19.89%	24.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,675	$1,374	$1,215	$1,117	$829
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.26%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.63%	2.10%	1.92%	2.26%
Portfolio Turnover Rate	95%	76%	66%	57%	75%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

20

U.S. Value Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

21

U.S. Value Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $102,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,661,700	—	4,719
Temporary Cash Investments	22,210	1,396	—
Futures Contracts—Assets[1]	32	—	—
Total	1,683,942	1,396	4,719
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,107,000 from undistributed net investment income, and $8,471,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $46,927,000 of ordinary income and $68,731,000 of long-term capital gains available for distribution.

22

U.S. Value Fund

At September 30, 2017, the cost of investment securities for tax purposes was $1,431,075,000. Net unrealized appreciation of investment securities for tax purposes was $258,950,000, consisting of unrealized gains of $285,019,000 on securities that had risen in value since their purchase and $26,069,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2017, the fund purchased $1,564,356,000 of investment securities and sold $1,473,193,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	22,746	18,669
Issued in Lieu of Cash Distributions	2,714	4,339
Redeemed	(19,713)	(17,113)
Net Increase (Decrease) in Shares Outstanding	5,747	5,895

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S.
Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $28,657,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

The fund distributed $27,329,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 54.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.87%	14.01%	6.53%
Returns After Taxes on Distributions	16.85	13.23	5.71
Returns After Taxes on Distributions and Sale of Fund Shares	10.79	11.15	5.07

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,046.93	$1.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.97	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.22%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112017

Annual Report | September 30, 2017

Vanguard Capital Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Capital Value Fund returned 14.56% for the 12 months ended
September 30, 2017, trailing its benchmark and the average return of its peers.

• Eight of 11 industry sectors represented in the fund recorded positive results.
The highest total returns came from financials (+37%), the fund’s largest sector, and materials (+32%); both sectors outperformed their benchmark counterparts.
Industrials (+26%) and utilities (+17%) also provided a relative boost.

• The fund’s health care stocks (–3%) were notable underperformers compared with their benchmark counterparts. This result was driven mainly by holdings among health care providers and services, as well as pharmaceutical companies, which declined on concerns over potential regulatory changes. Energy (–6%) and consumer staples (–3%) also lost ground and underperformed.

• Among other sectors, information technology (+16%) slightly underperformed, while real estate (+6%) outperformed.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Capital Value Fund	14.56%
Russell 3000 Value Index	15.53
Multi-Cap Value Funds Average	16.69
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Capital Value Fund	5.29%
Russell 3000 Value Index	6.01
Multi-Cap Value Funds Average	5.39
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.25%	1.10%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the fund’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Advisor’s Report

For the 12 months ended September 30, 2017, Vanguard Capital Value Fund returned 14.56%. The fund’s performance reflects the management of the fund by Wellington Management Company llp. The fund’s manager, David W. Palmer, has prepared the following discussion of the investment environment that existed during the 12-month period and of how the portfolio positioning reflects his assessment. These comments were prepared on October 23, 2017.

Portfolio Manager:

David W. Palmer, CFA
Senior Managing Director

The fund focuses on stocks that trade at a discounted multiple to the broad market, based either on current earnings or on those we expect within a reasonable investment horizon. We search for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks with unique drivers, diversified across capitalization sizes and industries.

Equities performed very well over the fiscal year, with the Russell 3000 Value Index returning more than 15%. Valuation measures expanded somewhat during the year as the index’s return outpaced the consensus growth forecast in the reported earnings of quoted companies in calendar 2017 compared with 2016.

Despite a slowdown in some economic indicators during the spring and early summer, investors generally favored economically sensitive sectors. The sectors included those expected to benefit from a boost in infrastructure spending, corporate tax rate cuts, and trade policies favoring domestically produced goods. The three highest-returning sectors, each of which far exceeded the total return of the Russell 3000 Value Index, included the cyclical industry groups financials, materials, and industrials.

The environment for corporate earnings growth has remained favorable as consumers have seen growth in disposable incomes, yet without wage and benefit costs spiking sufficiently to become a severe headwind to company profit margins. Our expectations are for both GDP growth and inflation to be in the range of 2.3% annually for 2017 and 2018. These are very comfortable levels for the U.S. economy and for company managements to model when making investment decisions, but there is always the risk that events deviate from these encouraging forecasts.

Where we have seen investors extrapolating good news well into the future we have reduced the portfolio’s weighting in these outperforming stocks

7

or sectors, recycling the assets into areas of the market where controversy and skepticism have produced what we believe to be a more attractive combination of value and appreciation potential. Those movements were made first in the financial sector in the months after the 2016 U.S. election, when we reduced the exposure as markets started to price in both higher interest rates and more lenient regulation. More recently, we have also reduced some of the holdings in information technology, as many of those stocks have seen improved sentiment and positive price momentum.

We feel very optimistic today looking at the coiled-spring nature of many of Capital Value’s holdings; we believe there is potential for the expansion of valuation measures among many of the beaten-down but well-managed companies we have added to the portfolio this year.

Our security selection decisions were strongest in industrials, real estate, materials, and financials, and were most challenging in health care, energy, and consumer staples. Sector allocation decisions added to total return, most notably by emphasizing the outperforming materials group while underweighting the lagging energy, consumer staples, and telecommunication services sectors.

Holdings in regional bank PNC Financial Services, money center bank Citigroup, insurer MetLife, and financial advisor Raymond James were all large contributors to performance, although, admittedly, most financials did well during the year. Celanese, an intermediate-products and specialty-chemicals maker, provided a total return of nearly 60% amid strong earnings, shareholder-friendly capital returns, and earnings-accretive acquisitions of complementary assets. In information technology, Western Digital, a disk and flash-storage provider, performed well. Its newly acquired SanDisk business proved highly additive to earnings during a period of tight supply and demand for NAND storage chips.

The greatest detractor from relative performance during the fiscal year came from the health care sector. Holdings in Teva Pharmaceutical, a generics and branded-drugs producer, suffered on the loss of patent protection for Copaxone, a widely used drug for the treatment of multiple sclerosis. However, Teva and the portfolio’s position in rival generics maker Mylan also were challenged by rising competition in the market for more commodity-oriented generic drugs. The Food and Drug Administration’s focus on approving a fourth or fifth generic competitor crushed the profitability of those products in many instances, taking their margins to breakeven or below. While we believe that the coming approval cycle for more complex-to-manufacture generics and biosimilars will reinvigorate profit growth for the sector, we also acknowledge that the near term will continue to bring pricing pressure on commoditized products.

8

Shares of natural gas producer Southwestern Energy were hit hard by a warm winter, with gas inventories ending the season at high levels. That left investors pessimistic about future realization prices for the company’s output.

In consumer staples, Coty, a fragrance, cosmetics, and hair care manufacturer, struggled through the early stages of its acquisition of several brands from Procter & Gamble that will require reinvestment in innovation and marketing.

At the end of September, the Capital Value portfolio was most overweight relative to the Russell 3000 Value Index in the materials, information technology, and real estate sectors. Again, compared with the benchmark, over the past year we added the most relative exposure to consumer staples and telecommunication services, while the largest reductions to relative exposure were in health care and financials.

Within consumer staples, we initiated new positions in food retailer Kroger and drugstore operator Walgreens Boots Alliance, as well as in Campbell Soup. Both Kroger and Walgreens had meaningfully trailed the market’s advance because of competitive concerns. Most notably, the imminent arrival or expansion of Amazon into that retail category compounded what was already a difficult business. Kroger and Walgreens are seasoned operators, trading at considerable valuation discounts to the broad market on current earnings, as the investment community believes those earnings levels will be challenged to show future growth. We believe the Capital Value shareholder is being well compensated to take on these risks at today’s prices.

In information technology, we purchased a holding in communications chip-maker Qualcomm amid controversy about the future level of royalties the company would receive for its intellectual property from the dominant mobile device developers. In our view, Qualcomm is well-positioned to earn royalty income from its patents on both 4G and the coming 5G wireless technology, and we expect the company will settle its disputes with these customers at rates that will allow for growth in the earnings power of the business.

In the year ahead, we see economic growth continuing to boost earnings, helped by an improvement in capital investment spending and the potential for a tailwind from restocking somewhat lean inventories. While value stocks have so far meaningfully lagged their growth counterparts in 2017, we see a wide range of intriguing risk–reward opportunities for the portfolio, some of which have been discussed above.

We are constantly analyzing the subset of the market where concerns are roiling and other investors are jumping ship in order to find underpriced values that will be evident once the seas settle. Our team greatly appreciates the trust of Vanguard

9

and the Capital Value shareholders, and we believe that confidence will be rewarded through the future performance of the portfolio over the market cycle.

10

Capital Value Fund

Fund Profile
As of September 30, 2017

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	90	2,110	3,808
Median Market Cap	$25.4B	$55.2B	$61.4B
Price/Earnings Ratio	18.6x	18.8x	21.9x
Price/Book Ratio	1.8x	1.9x	2.9x
Return on Equity	11.2%	10.9%	15.1%
Earnings Growth
Rate	6.3%	6.3%	9.6%
Dividend Yield	2.3%	2.3%	1.8%
Foreign Holdings	9.4%	0.0%	0.0%
Turnover Rate	41%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.25%	—	—
30-Day SEC Yield	2.06%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	8.1%	7.0%	12.3%
Consumer Staples	7.5	8.2	7.3
Energy	10.5	10.5	5.8
Financials	22.5	26.4	15.0
Health Care	11.0	13.3	14.0
Industrials	7.0	8.8	10.8
Information Technology	10.9	8.3	22.3
Materials	6.4	3.0	3.4
Real Estate	6.6	5.3	4.0
Telecommunication
Services	2.9	3.0	2.0
Utilities	6.6	6.2	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.84	0.80
Beta	1.28	1.28

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Citigroup Inc.	Diversified Banks	3.9%
MetLife Inc.	Life & Health
	Insurance	3.6
Wells Fargo & Co.	Diversified Banks	3.4
PNC Financial Services
Group Inc.	Regional Banks	2.9
QUALCOMM Inc.	Semiconductors	2.7
Arthur J Gallagher & Co. Insurance Brokers		2.1
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.9
Reliance Steel &
Aluminum Co.	Steel	1.9
Celanese Corp.	Specialty Chemicals	1.9
STORE Capital Corp.	Diversified REITs	1.8
Top Ten		26.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.27%.

11

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Value Fund*	14.56%	11.94%	5.29%	$16,750
• • • • • • • •	Russell 3000 Value Index	15.53	13.20	6.01	17,926
– – – –	Multi-Cap Value Funds Average	16.69	12.32	5.39	16,908
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Capital Value Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

13

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)
Consumer Discretionary (8.0%)
	Las Vegas Sands Corp.	198,334	12,725
	General Motors Co.	314,577	12,703
	SES SA Class A	550,083	12,043
	Coach Inc.	194,200	7,822
	VF Corp.	117,742	7,485
	L Brands Inc.	168,400	7,007
	John Wiley & Sons Inc.
	Class A	85,941	4,598
	Expedia Inc.	29,435	4,237
*	Global Brands Group
	Holding Ltd.	38,380,000	3,704
			72,324
Consumer Staples (7.4%)
	British American
	Tobacco plc	254,308	15,921
	Kroger Co.	658,059	13,201
	Walgreens Boots
	Alliance Inc.	170,800	13,189
	Coty Inc. Class A	547,989	9,058
	Campbell Soup Co.	133,600	6,255
*	Simply Good Foods Co.	480,100	5,622
*	Hostess Brands Inc.
	Class A	292,300	3,993
			67,239
Energy (10.4%)
	Halliburton Co.	276,817	12,742
	Anadarko Petroleum
	Corp.	236,212	11,539
	HollyFrontier Corp.	304,797	10,964
	Cimarex Energy Co.	88,300	10,037
	Canadian Natural
	Resources Ltd.
	(New York Shares)	257,347	8,619
*	Diamondback Energy Inc.	72,871	7,138

	Pioneer Natural
	Resources Co.	41,041	6,055
	Hess Corp.	119,498	5,603
*	Laredo Petroleum Inc.	427,900	5,533
	Marathon Oil Corp.	401,543	5,445
	Helmerich & Payne Inc.	94,565	4,928
*	Southwestern Energy Co.	458,475	2,801
*	Trican Well Service Ltd.	764,396	2,793
			94,197
Financials (22.4%)
	Citigroup Inc.	483,809	35,192
	MetLife Inc.	629,922	32,724
	Wells Fargo & Co.	553,502	30,526
	PNC Financial Services
	Group Inc.	196,222	26,445
	Arthur J Gallagher & Co.	303,768	18,697
	American International
	Group Inc.	268,645	16,492
	XL Group Ltd.	305,873	12,067
	M&T Bank Corp.	52,632	8,476
	Principal Financial Group
	Inc.	109,160	7,023
	Unum Group	126,785	6,483
	Raymond James
	Financial Inc.	55,400	4,672
*	Brighthouse Financial Inc.	57,492	3,495
			202,292
Health Care (10.9%)
	Bristol-Myers Squibb Co.	246,211	15,694
	McKesson Corp.	99,133	15,228
*	Mylan NV	407,149	12,772
	Allergan plc	54,985	11,269
*	Biogen Inc.	27,851	8,721
*	Envision Healthcare Corp.	175,251	7,878
	STERIS plc	84,734	7,490
*	AMN Healthcare
	Services Inc.	139,000	6,352

14

Capital Value Fund

			Market
			Value•
		Shares	($000)
	Eli Lilly & Co.	66,600	5,697
*	Regeneron
	Pharmaceuticals Inc.	11,701	5,232
*	Alder Biopharmaceuticals
	Inc.	175,058	2,144
			98,477
Industrials (7.0%)
*	Genesee & Wyoming Inc.
	Class A	173,509	12,841
	Steelcase Inc. Class A	649,154	9,997
	Herman Miller Inc.	258,896	9,294
	Sanwa Holdings Corp.	754,000	8,659
	JB Hunt Transport
	Services Inc.	72,598	8,064
	Eaton Corp. plc	100,468	7,715
*	Clean Harbors Inc.	85,900	4,871
	Dun & Bradstreet Corp.	14,200	1,653
			63,094
Information Technology (10.9%)
	QUALCOMM Inc.	463,503	24,028
	Western Digital Corp.	131,477	11,360
	Genpact Ltd.	355,971	10,234
*	Keysight Technologies
	Inc.	233,800	9,740
	Cisco Systems Inc.	261,215	8,785
	Silicon Motion
	Technology Corp. ADR	172,512	8,286
*,^	Acacia Communications
	Inc.	172,000	8,101
*	GoDaddy Inc. Class A	178,352	7,760
	Amdocs Ltd.	104,200	6,702
	Skyworks Solutions Inc.	31,384	3,198
			98,194
Materials (6.4%)
	Reliance Steel &
	Aluminum Co.	228,162	17,379
	Celanese Corp. Class A	163,223	17,019
	PPG Industries Inc.	84,158	9,145
	CRH plc	230,555	8,756
^	Southern Copper Corp.	128,900	5,125
			57,424
Other (0.0%)
*,1,2 Allstar Co-Invest LLC
	Private Placement	NA	—

Real Estate (6.6%)
	STORE Capital Corp.	666,607	16,579
	Host Hotels & Resorts
	Inc.	705,128	13,038

Columbia Property Trust
Inc.	433,583	9,439
American Tower Corp.	65,707	8,981
Simon Property Group Inc.	45,938	7,396
Taubman Centers Inc.	76,000	3,777
		59,210
Telecommunication Services (2.8%)
Verizon Communications
Inc.	352,191	17,430
Nippon Telegraph &
Telephone Corp.	177,700	8,142
		25,572
Utilities (6.5%)
PG&E Corp.	240,409	16,369
Exelon Corp.	411,338	15,495
OGE Energy Corp.	294,896	10,625
Sempra Energy	77,107	8,800
Iberdrola SA	988,017	7,683
		58,972
Total Common Stocks
(Cost $782,466)		896,995
Temporary Cash Investments (1.7%)
Money Market Fund (0.9%)
[3,4] Vanguard Market Liquidity
Fund, 1.223%	83,813	8,383

	Face
	Amount
	($000)
Repurchase Agreement (0.8%)
RBS Securities, Inc.
1.040%, 10/2/17
(Dated 9/29/17,
Repurchase Value
$7,001,000, collateralized
by U.S. Treasury
Note/Bond 1.000%,
2/15/18, with a value of
$7,143,000)	7,000	7,000
Total Temporary Cash Investments
(Cost $15,383)		15,383
Total Investments (101.0%)
(Cost $797,849)		912,378

15

Capital Value Fund

Amount
($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard	55
Receivables for Investment Securities Sold	2,805
Receivables for Accrued Income	1,468
Receivables for Capital Shares Issued	194
Unrealized Appreciation—Forward Currency
Contracts	252
Other Assets	230
Total Other Assets	5,004
Liabilities
Payables for Investment Securities
Purchased	(3,194)
Collateral for Securities on Loan	(8,382)
Payables to Investment Advisor	(97)
Payables for Capital Shares Redeemed	(307)
Payables to Vanguard	(2,053)
Total Liabilities	(14,033)
Net Assets (100%)
Applicable to 69,708,924 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	903,349
Net Asset Value Per Share	$12.96

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	874,803
Undistributed Net Investment Income	11,533
Accumulated Net Realized Losses	(97,758)
Unrealized Appreciation (Depreciation)
Investment Securities	114,529
Forward Currency Contracts	252
Foreign Currencies	(10)
Net Assets	903,349

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $8,080,000.
1 Security value determined using significant unobservable
inputs.
2 Restricted security represents 0.0% of net assets. Shares not applicable for this private placement.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $8,382,000 of collateral received for securities
on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
Unrealized
Contract Appreciation
Settlement Contract Amount (000) (Depreciation)
Counterparty Date Receive Deliver ($000)
Citibank, N.A. 12/20/17 USD 10,088 EUR 8,413 98
Barclays Bank 12/20/17 USD 7,305 JPY 801,276 154
252
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

16

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1]	20,171
Interest [2]	38
Securities Lending—Net	507
Total Income	20,716
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,091
Performance Adjustment	(1,764)
The Vanguard Group—Note C
Management and Administrative	1,852
Marketing and Distribution	130
Custodian Fees	37
Auditing Fees	37
Shareholders’ Reports and Proxy	69
Trustees’ Fees and Expenses	3
Total Expenses	2,455
Net Investment Income	18,261
Realized Net Gain (Loss)
Investment Securities Sold [2]	69,838
Foreign Currencies and Forward Currency Contracts	(380)
Realized Net Gain (Loss)	69,458
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	38,771
Foreign Currencies and Forward Currency Contracts	110
Change in Unrealized Appreciation (Depreciation)	38,881
Net Increase (Decrease) in Net Assets Resulting from Operations	126,600

1 Dividends are net of foreign withholding taxes of $271,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $1,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,261	14,932
Realized Net Gain (Loss)	69,458	(164,848)
Change in Unrealized Appreciation (Depreciation)	38,881	254,302
Net Increase (Decrease) in Net Assets Resulting from Operations	126,600	104,386
Distributions
Net Investment Income	(15,817)	(12,846)
Realized Capital Gain[1]	—	(93,310)
Total Distributions	(15,817)	(106,156)
Capital Share Transactions
Issued	80,436	100,481
Issued in Lieu of Cash Distributions	14,657	99,619
Redeemed	(235,684)	(323,723)
Net Increase (Decrease) from Capital Share Transactions	(140,591)	(123,623)
Total Increase (Decrease)	(29,808)	(125,393)
Net Assets
Beginning of Period	933,157	1,058,550
End of Period[2]	903,349	933,157

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $27,386,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,533,000 and $9,068,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.50	$11.45	$15.32	$14.57	$10.58
Investment Operations
Net Investment Income	. 241[1]	.180	.129[1]	.178[2]	.138
Net Realized and Unrealized Gain (Loss)
on Investments	1.420	1.060	(2.330)	2.055	4.051
Total from Investment Operations	1.661	1.240	(2.201)	2.233	4.189
Distributions
Dividends from Net Investment Income	(.201)	(.144)	(.175)	(.111)	(.199)
Distributions from Realized Capital Gains	—	(1.046)	(1.494)	(1.372)	—
Total Distributions	(.201)	(1.190)	(1.669)	(1.483)	(.199)
Net Asset Value, End of Period	$12.96	$11.50	$11.45	$15.32	$14.57

Total Return [3]	14.56%	11.36%	-15.67%	16.50%	40.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$903	$933	$1,059	$1,784	$1,249
Ratio of Total Expenses to Average Net Assets[4]	0.27%	0.25%	0.50%	0.47%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.51%	0.93%	1.19%[2]	1.03%
Portfolio Turnover Rate	41%	134%	90%	90%	132%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.18 and 0.12%, respectively, resulting from a special dividend from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.19%), (0.20%), 0.06%, 0.02%, and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund

20

Capital Value Fund

if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2017, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While

21

Capital Value Fund

collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the year ended September 30, 2017, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $1,764,000 (0.19%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $55,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

22

Capital Value Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	832,087	64,908	—
Preferred Stocks	—	—	—
Temporary Cash Investments	8,383	7,000	—
Forward Currency Contracts—Assets	—	252	—
Total	840,470	72,160	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2017, the fund had $13,698,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $69,547,000 to offset taxable capital gains realized during the year ended September 30, 2017. At September 30, 2017, the fund had available capital losses totaling $97,717,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2017, the cost of investment securities for tax purposes was $797,849,000.

Net unrealized appreciation of investment securities for tax purposes was $114,529,000, consisting of unrealized gains of $149,101,000 on securities that had risen in value since their purchase and $34,572,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $382,086,000 of investment securities and sold $516,955,000 of investment securities, other than temporary cash investments.

23

Capital Value Fund

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	6,622	9,076
Issued in Lieu of Cash Distributions	1,209	9,106
Redeemed	(19,274)	(29,458)
Net Increase (Decrease) in Shares Outstanding	(11,443)	(11,276)

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,817,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 77.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.56%	11.94%	5.29%
Returns After Taxes on Distributions	14.12	9.46	3.76
Returns After Taxes on Distributions and Sale of Fund Shares	8.57	8.64	3.72

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,043.48	$1.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.71	1.37

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112017

Annual Report | September 30, 2017

Vanguard Short-Term Inflation-Protected

Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	12
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, Vanguard Short-Term Inflation-Protected Securities Index Fund returned 0.31% for Investor Shares, tracking its benchmark index (+0.51%) and exceeding the average return of its peer funds (–0.14%). The 30-day SEC yield for Investor Shares began the period at –0.40% and ended at –0.20%.

• Prices of regular U.S. Treasury securities fell during the period as economic prospects brightened and interest rates rose. However, Treasury Inflation-Protected Securities (TIPS) outperformed regular Treasuries as inflation expectations increased, a development that typically favors TIPS over nominal Treasuries.

• A measure of expected inflation over the next five years (the gap between nominal and TIPS yields) widened from 1.42% to 1.82%.

• To minimize the risk of overdistributing income, the fund withheld income distribution in March, June, and September in light of the low-interest-rate environment. Distributions will be made when sufficient income is available.

Total Returns: Fiscal Year Ended September 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	-0.20%	0.55%	-0.24%	0.31%
ETF Shares	-0.12
Market Price				0.38
Net Asset Value				0.40
Admiral™ Shares	-0.12	0.76	-0.36	0.40
Institutional Shares	-0.12	0.80	-0.36	0.44
Bloomberg Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				0.51
Inflation-Protected Bond Funds Average				-0.14

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through September 30, 2017
Average
Annual Return
Short-Term Inflation-Protected Securities Index Fund Investor Shares (Returns since inception:
10/16/2012)	0.09%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	0.18
Inflation-Protected Bond Funds Average	-0.54
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected Securities Index
Fund	0.16%	0.07%	0.07%	0.04%	0.74%

The fund expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.15% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Inflation-Protected Bond Funds.

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VTIPX	VTIP	VTAPX	VTSPX
Expense Ratio[1]	0.16%	0.07%	0.07%	0.04%
30-Day SEC Yield[2]	-0.20%	-0.12%	-0.12%	-0.12%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		TIPS	Barclays
		0-5 Year	Aggregate
	Fund	Index	Bond Index

Number of Bonds	15	15	9,460

Yield to Maturity
(before expenses)	2.0%	2.0%	2.6%

Average Coupon	0.6%	0.6%	3.1%

Average Duration	2.7 years	2.7 years	6.0 years

Average Effective
Maturity	2.7 years	2.7 years	8.2 years

Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	TIPS	Barclays
	0-5 Year	Aggregate Bond
	Index	Index
R-Squared	0.99	0.24
Beta	1.02	0.28

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	16.8%
1 - 3 Years	37.4
3 - 5 Years	45.8

1 The expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.15% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

7

Short-Term Inflation-Protected Securities Index Fund

Investment Focus

8

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 16, 2012, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017

			Since	Final Value
		One	Inception	of a $10,000
		Year	(10/16/2012)	Investment
	Short-Term Inflation-Protected
	Securities Index Fund Investor Shares	0.31%	0.09%	$10,045
	Bloomberg Barclays U.S. Treasury
• • • • • • • •
	Inflation-Protected Securities (TIPS) 0–5
	Year Index	0.51	0.18	10,090

– – – –	Inflation-Protected Bond Funds Average	-0.14	-0.54	9,735

	Bloomberg Barclays U.S. Aggregate
	Bond Index	0.07	2.08	11,074

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund ETF Shares Net Asset Value	0.40%	0.18%	$10,089
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	0.51	0.18	10,088
Bloomberg Barclays U.S. Aggregate Bond
Index	0.07	2.05	11,058

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Short-Term Inflation-Protected Securities Index Fund

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Admiral Shares	0.40%	0.18%	$10,089
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	0.51	0.18	10,090
Bloomberg Barclays U.S. Aggregate Bond
Index	0.07	2.08	11,074

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Institutional Shares	0.44%	0.22%	$5,054,760
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	0.51	0.19	5,048,466
Bloomberg Barclays U.S. Aggregate Bond
Index	0.07	2.13	5,549,614

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2017

		Since
	One	Inception
	Year	(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Market Price	0.38%	0.98%
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Net Asset Value	0.40	0.89
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year Index	0.51	0.88

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

10

Short-Term Inflation-Protected Securities Index Fund

Fiscal-Year Total Returns (%): October 16, 2012, Through September 30, 2017
				Bloomberg
				Barclays
				TIPS
				0-5 Year
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.09%	-1.00%	-0.91%	-1.20%
2014	0.02	-0.04	-0.02	0.21
2015	0.70	-2.06	-1.36	-1.19
2016	0.43	2.05	2.48	2.62
2017	0.55	-0.24	0.31	0.51

11

Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (99.8%)
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	584,994	688,020
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	2,111,735	2,236,915
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	594,452	685,764
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	545,639	641,440
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	2,121,308	2,223,690
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	617,233	736,810
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	757,914	888,238
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	2,120,880	2,227,332
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	1,174,715	1,373,136
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,357,484	1,578,615
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	1,867,856	1,934,290
United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,484,643	1,656,041
United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,655,371	1,795,079
United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	1,274,686	1,282,419
United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,733,995	1,853,557
Total U.S. Government and Agency Obligations (Cost $21,846,498)				21,801,346

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund (Cost $20,744)	1.223%		207,393	20,744
Total Investments (99.9%) (Cost $21,867,242)				21,822,090

12

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in VGI	1,367
Receivables for Accrued Income	28,383
Receivables for Capital Shares Issued	117,541
Total Other Assets	147,291
Liabilities
Payables for Investment Securities Purchased	(95,992)
Payables for Capital Shares Redeemed	(14,510)
Payables to Vanguard	(4,384)
Other Liabilities	(5,096)
Total Liabilities	(119,982)
Net Assets (100%)	21,849,399

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	21,804,613
Undistributed Net Investment Income	194,124
Accumulated Net Realized Losses	(104,186)
Unrealized Appreciation (Depreciation)	(45,152)
Net Assets	21,849,399

Investor Shares—Net Assets
Applicable to 238,404,410 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,904,271
Net Asset Value Per Share—Investor Shares	$24.77

ETF Shares—Net Assets
Applicable to 78,542,013 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,880,796
Net Asset Value Per Share—ETF Shares	$49.41

Admiral Shares—Net Assets
Applicable to 204,848,370 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,078,425
Net Asset Value Per Share—Admiral Shares	$24.79

13

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 281,627,267 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,985,907
Net Asset Value Per Share—Institutional Shares	$24.81

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Interest[1]	269,907
Total Income	269,907
Expenses
The Vanguard Group—Note B
Investment Advisory Services	633
Management and Administrative—Investor Shares	6,982
Management and Administrative—ETF Shares	1,425
Management and Administrative—Admiral Shares	1,861
Management and Administrative—Institutional Shares	1,875
Marketing and Distribution—Investor Shares	847
Marketing and Distribution—ETF Shares	199
Marketing and Distribution—Admiral Shares	424
Marketing and Distribution—Institutional Shares	314
Custodian Fees	112
Auditing Fees	68
Shareholders’ Reports and Proxy—Investor Shares	119
Shareholders’ Reports and Proxy—ETF Shares	214
Shareholders’ Reports and Proxy—Admiral Shares	119
Shareholders’ Reports and Proxy—Institutional Shares	15
Trustees’ Fees and Expenses	15
Total Expenses	15,222
Net Investment Income	254,685
Realized Net Gain (Loss)
Investment Securities Sold[1]	(5,193)
Futures Contracts	(1,848)
Realized Net Gain (Loss)	(7,041)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(168,286)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,358

1 Interest income, realized net gain (loss), and change in unrealzied appreciation (depreciation) from an affiliated company of the fund were $1,569,000, ($88,000), and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	254,685	70,180
Realized Net Gain (Loss)	(7,041)	(12,164)
Change in Unrealized Appreciation (Depreciation)	(168,286)	307,524
Net Increase (Decrease) in Net Assets Resulting from Operations	79,358	365,540
Distributions
Net Investment Income
Investor Shares	(27,992)	—
ETF Shares	(21,465)	—
Admiral Shares	(26,937)	—
Institutional Shares	(44,908)	—
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(121,302)	—
Capital Share Transactions
Investor Shares	826,514	443,641
ETF Shares	1,409,404	583,428
Admiral Shares	1,712,740	1,173,766
Institutional Shares	1,503,409	1,539,781
Net Increase (Decrease) from Capital Share Transactions	5,452,067	3,740,616
Total Increase (Decrease)	5,410,123	4,106,156
Net Assets
Beginning of Period	16,439,276	12,333,120
End of Period[1]	21,849,399	16,439,276

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $194,124,000 and $60,698,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
					Oct. 16,
					2012[1] to
		Year Ended September 30,
For a Share Outstanding					Sept. 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.83	$24.23	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income	. 312 [2]	.080[2]	(.131)	.183	. 015
Net Realized and Unrealized Gain (Loss)
on Investments	(. 237)	. 520	(. 206)	(.189)	(. 241)
Total from Investment Operations	. 075	. 600	(. 337)	(. 006)	(. 226)
Distributions
Dividends from Net Investment Income	(.135)	—	(.173)	(. 004)	(. 024)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.135)	—	(.173)	(. 004)	(. 024)
Net Asset Value, End of Period	$24.77	$24.83	$24.23	$24.74	$24.75

Total Return[3]	0.31%	2.48%	-1.36%	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,904	$5,088	$4,532	$4,517	$3,702
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.17%	0.20%	0.20%[4]
Ratio of Net Investment Income to
Average Net Assets	1.26%	0.42%	(0.53%)	0.88%	0.01%[4]
Portfolio Turnover Rate [5]	27%	28%	26%	18%	13%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Annualized.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
					Oct. 12,
					2012[1] to
		Year Ended September 30,
For a Share Outstanding					Sept. 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$49.59	$48.36	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income	. 671[2]	.251[2]	(. 210)	. 414	. 065
Net Realized and Unrealized Gain (Loss)
on Investments	(. 477)	. 979	(. 415)	(. 371)	(. 483)
Total from Investment Operations	.194	1.230	(.625)	.043	(.418)
Distributions
Dividends from Net Investment Income	(. 374)	—	(. 395)	(. 023)	(. 052)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 374)	—	(. 395)	(. 023)	(. 052)
Net Asset Value, End of Period	$49.41	$49.59	$48.36	$49.38	$49.36

Total Return	0.40%	2.54%	-1.26%	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,881	$2,478	$1,838	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income to
Average Net Assets	1.35%	0.51%	(0.44%)	0.98%	0.11%[3]
Portfolio Turnover Rate [4]	27%	28%	26%	18%	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
					Oct. 16,
					2012[1] to
		Year Ended September 30,
For a Share Outstanding					Sept. 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.88	$24.27	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income	. 338 [2]	.149[2]	(.105)	. 209	. 025
Net Realized and Unrealized Gain (Loss)
on Investments	(. 241)	. 461	(.197)	(.195)	(. 229)
Total from Investment Operations	.097	.610	(. 302)	.014	(. 204)
Distributions
Dividends from Net Investment Income	(.187)	—	(.198)	(. 014)	(. 026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.187)	—	(.198)	(. 014)	(. 026)
Net Asset Value, End of Period	$24.79	$24.88	$24.27	$24.77	$24.77

Total Return[3]	0.40%	2.51%	-1.22%	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,078	$3,373	$2,126	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%[4]
Ratio of Net Investment Income to
Average Net Assets	1.35%	0.51%	(0.44%)	0.98%	0.11%[4]
Portfolio Turnover Rate [5]	27%	28%	26%	18%	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
					Oct. 17,
					2012[1] to
		Year Ended September 30,
For a Share Outstanding					Sept. 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.90	$24.28	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income	. 333 [2]	.139[2]	(. 099)	. 215	. 026
Net Realized and Unrealized Gain (Loss)
on Investments	(. 225)	. 481	(.196)	(.189)	(. 220)
Total from Investment Operations	.108	.620	(. 295)	.026	(.194)
Distributions
Dividends from Net Investment Income	(.198)	—	(. 205)	(. 016)	(. 026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.198)	—	(. 205)	(. 016)	(. 026)
Net Asset Value, End of Period	$24.81	$24.90	$24.28	$24.78	$24.77

Total Return[3]	0.44%	2.55%	-1.19%	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,986	$5,500	$3,837	$2,706	$1,262
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.07%	0.07%[4]
Ratio of Net Investment Income to
Average Net Assets	1.37%	0.54%	(0.41%)	1.01%	0.14%[4]
Portfolio Turnover Rate [5]	27%	28%	26%	18%	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

Short-Term Inflation-Protected Securities Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $1,367,000, representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22

Short-Term Inflation-Protected Securities Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30,
2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	21,801,346	—
Temporary Cash Investments	20,744	—	—
Total	20,744	21,801,346	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended September 30, 2017, the fund realized gains of $43,000 related to previously tax-deferred deflation adjustments, which have been reclassified from accumulated net realized losses to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at September 30, 2017, totaling $402,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the year ended September 30, 2017, the fund realized $9,202,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $198,269,000 of ordinary income available for distribution. The fund had available capital losses totaling $104,154,000 that may be carried forward indefinitely to offset future net capital gains.

23

Short-Term Inflation-Protected Securities Index Fund

At September 30, 2017, the cost of investment securities for tax purposes was $21,867,644,000. Net unrealized depreciation of investment securities for tax purposes was $45,554,000, consisting of unrealized gains of $15,483,000 on securities that had risen in value since their purchase and $61,037,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2017, the fund purchased $10,213,900,000 of investment securities and sold $5,080,787,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,244,402,000 and $105,731,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,069,872	43,271	873,920	35,645
Issued in Lieu of Cash Distributions	27,936	1,136	—	—
Redeemed	(271,294)	(10,974)	(430,279)	(17,713)
Net Increase (Decrease)—Investor Shares	826,514	33,433	443,641	17,932
ETF Shares
Issued	1,524,321	30,900	955,615	19,579
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(114,917)	(2,325)	(372,187)	(7,625)
Net Increase (Decrease)—ETF Shares	1,409,404	28,575	583,428	11,954
Admiral Shares
Issued	2,400,906	97,067	1,743,525	71,273
Issued in Lieu of Cash Distributions	25,001	1,016	—	—
Redeemed	(713,167)	(28,817)	(569,759)	(23,298)
Net Increase (Decrease)—Admiral Shares	1,712,740	69,266	1,173,766	47,975
Institutional Shares
Issued	2,636,078	106,487	2,316,657	94,659
Issued in Lieu of Cash Distributions	44,322	1,801	—	—
Redeemed	(1,176,991)	(47,524)	(776,876)	(31,833)
Net Increase (Decrease)—Institutional Shares	1,503,409	60,764	1,539,781	62,826

At September 30, 2017, one shareholder was the record or beneficial owner of 38% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Short-Term
Inflation-Protected Securities Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Inflation-Protected Securities Index Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

Special 2017 tax information (unaudited) for Vanguard Short-Term Inflation-Protected Securities Index Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.5% of income dividends are interest-related dividends.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
Short-Term Inflation-Protected Securities Index	Account Value	Account Value	Paid During
Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$999.19	$0.70
ETF Shares	1,000.00	999.19	0.25
Admiral Shares	1,000.00	999.19	0.25
Institutional Shares	1,000.00	999.60	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.37	$0.71
ETF Shares	1,000.00	1,024.82	0.25
Admiral Shares	1,000.00	1,024.82	0.25
Institutional Shares	1,000.00	1,024.87	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

28

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

29

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities Index Fund or the owners of the Short-Term Inflation-Protected Securities Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities Index Fund. Investors acquire the Short-Term Inflation-Protected Securities Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities Index Fund. The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.

30

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT

OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q19670 112017

Annual Report | September 30, 2017

Vanguard Core Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	57
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, Vanguard Core Bond Fund returned 0.03% for Investor Shares and 0.10% for Admiral Shares. Those performances were in line with the 0.06% return of the benchmark (Bloomberg Barclays U.S. Aggregate Float Adjusted Index) but trailed the 0.44% average return for peer funds.

• The fund’s tilt toward BBB-rated bonds was positive. Overweighted allocations to U.S. financial institutions and select property and casualty bonds worked particularly well, as did an underweighting of European financials.

• In anticipation of higher inflation, the fund slightly increased its exposure to Treasury
Inflation-Protected Securities at the beginning of the period. However, as the fiscal year closed, it trimmed those holdings as valuations rebounded and approached their target.

• The fund was also underweighted in industrials and made tactical trades in energy as volatility in that sector generated buying opportunities. These moves resulted in small gains.

Total Returns: Fiscal Year Ended September 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Core Bond Fund
Investor Shares	2.18%	1.96%	-1.93%	0.03%
Admiral™ Shares	2.28	2.07	-1.97	0.10
Bloomberg Barclays U.S. Aggregate Float Adjusted
Index				0.06
Core Bond Funds Average				0.44

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Core Bond Fund	0.25%	0.15%	0.78%

The fund expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the fund’s expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Core Bond Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

2

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions
and structures that empower shareholders
and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

3

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

4

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

October 13, 2017

5

Advisor’s Report

For the 12 months ended September 30, 2017, Vanguard Core Bond Fund returned 0.03% for Investor Shares and 0.10% for Admiral Shares. Those performances were in line with the 0.06% return of the benchmark (Bloomberg Barclays U.S. Aggregate Float Adjusted Index) but trailed the 0.44% average return for peer funds.

Investment environment

The period began on an unexpected note, with investors cheering stronger-than-expected third-quarter 2016 economic growth that stood in contrast to disappointing results from earlier in the year. The exuberance gained steam in the wake of U.S. elections in anticipation of the new administration’s policy initiatives focused on tax reform, infrastructure spending, and greater deregulation. This fueled a move toward riskier assets, propelling many bellwether stock indexes to record highs in early 2017.

The Federal Reserve also acknowledged the economy’s strength. In December, as inflation inched closer to the 2% target level, the Fed raised the funds rate by a quarter percentage point—only the second increase in a decade. Optimism waned a bit in early 2017 as policy initiatives remained unrealized. But consumers continued to open their wallets and unemployment dropped.

Those developments most likely played a large part in the Fed’s decision to again raise rates in March and June, pushing its target range up to 1%–1.25%. Along with the establishment of a framework for trimming its $4.5 trillion balance sheet, those moves took the Fed closer to normalizing monetary policy after its emergency intervention in the wake of the Great Recession.

Despite those positive developments, disappointing inflation measures confounded some market outlooks. Annualized core inflation softened a little during the spring. In response, the Fed scaled back its 2017 forecast but still expected inflation to move closer to its 2% target over the medium term. Further tightening in the labor market should help, although wage gains have been small.

Abroad, many countries posted decent growth, but major central banks such as the Bank of Japan, the Bank of England, and the European Central Bank remained in accommodative policy mode as they struggled to balance growth and inflation concerns. Even with a weaker U.S. dollar, comparatively low yields in many developed markets kept U.S. bonds attractive to international investors.

The period concluded on an uncertain note, as investor optimism waned but the economy was stable. Complicating things was an escalated discussion of a possible U.S. government shutdown over the debt ceiling. Because the Fed’s rate moves were telegraphed in advance, the market responded with a measured increase in short-term rates. But the unexpected debt ceiling debate led to a sell-off in short-term

6

bonds, which caused their yields to spike at the end of the fund’s fiscal year. As the period closed, legislative action on this front was pushed off till later in the year.

The 2-year yield jumped 72 basis points to 1.29%. On the longer end of the curve, the yield on the 10-year Treasury note increased 74 basis points to 2.33%, and the 30-year yield rose 54 basis points to 2.86%.

Management of the fund

Entering the period, we believed consumer prices would rise at a faster rate than the market expected and we increased the fund’s exposure to Treasury Inflation-Protected Securities (TIPS). These securities, which are not part of the benchmark index, are designed to appreciate in value as inflation rises. Factors that supported our inflation outlook included a tightening labor market causing an uptick in wages, an increase in the price of oil and other commodities, and the prospect of fiscal stimulus.

That position worked in the fund’s favor until spring, when unexpectedly weak inflation caused TIPS to give back some of their gains. Recent readings were more in line with our expectations as the period closed, providing an upward lift in TIPs and allowing us to trim positions as we became more neutral on valuations in the short term.

The spreads in yields between corporate bonds and Treasuries continued to narrow, providing a favorable environment for generating excess yield without greater risk. Our tilt toward BBB-rated bonds, which are still considered investment-grade, was positive. In particular, overweighted allocations to U.S. financial institutions and select property and casualty bonds worked well, as did an underweighting of European financials. Our competitors were more aggressive with this trade, which explains some of our relative underperformance.

We were also underweighted in industrials, and we made tactical trades in energy as volatility in that sector allowed us to be opportunistic. These moves provided small gains.

Our asset-backed securities positions posted decent results. Mortgage-backed securities (MBS) contributed, as did bonds focused on automobile dealer financing.

Outlook

Absent any external shocks, the U.S. economy is set to continue on its trajectory of modest but steady growth, with real GDP expanding by about 2% for 2017. The pace could pick up a little next year depending on the timing and size of any fiscal stimulus the government may enact.

We agree with the Fed’s assessment that the recent disinflation is transitory and that consumer prices will gradually rise through 2019. The Fed is likely to remain patient and cautious, however, in carrying out monetary tightening. Some officials have indicated they would favor waiting for inflation to reach or modestly exceed 2%

7

for some time before moving to raise rates more quickly. That could mean we won’t see another rate hike until the second half of 2018, especially if the Fed begins reducing its balance sheet later this year.

We continue to monitor developments concerning the debt ceiling debate and fiscal stimulus. In particular, we will watch how the Fed tapers its balance sheet, including its MBS holdings, which have benefited from stability in interest rates.

Portfolio Managers:

Brian W. Quigley

Gemma Wright-Casparius, Principal

Gregory S. Nassour, CFA, Principal

Vanguard Fixed Income Group

October 19, 2017

8

Core Bond Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCORX	VCOBX
Expense Ratio[1]	0.25%	0.15%
30-Day SEC Yield	2.18%	2.28%

Financial Attributes

		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index

Number of Bonds	885	9,460

Yield to Maturity
(before expenses)	2.7%	2.5%

Average Coupon	2.7%	3.0%

Average Duration	6.1 years	6.1 years

Average Effective
Maturity	7.1 years	8.3 years

Short-Term
Reserves	5.3%	—

Sector Diversification (% of portfolio)
Asset-Backed	3.7%
Commercial Mortgage-Backed	3.7
Finance	11.7
Foreign	3.5
Government Mortgage-Backed	22.7
Industrial	13.7
Treasury/Agency	38.7
Utilities	2.2
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.5%
1 - 3 Years	22.9
3 - 5 Years	19.9
5 - 7 Years	20.1
7 - 10 Years	23.2
10 - 20 Years	3.9
20 - 30 Years	7.3
Over 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	55.8%
Aaa	5.7
Aa	3.1
A	10.2
Baa	18.4
Ba	0.8
B	0.1
Not Rated	5.9

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares.

9

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 28, 2016, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
			Since	Final Value
		One	Inception	of a $10,000
		Year	(3/28/2016)	Investment
	Core Bond Fund Investor Shares	0.03%	2.38%	$10,360
	Bloomberg Barclays U.S.
• • • • • • • •

	Aggregate Float Adjusted Index	0.06	2.22	10,336
	Core Bond Funds Average	0.44	2.63	10,400

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(3/28/2016)	Investment

Core Bond Fund Admiral Shares	0.10%	2.49%	$51,890
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	0.06	2.22	51,682

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Core Bond Fund

Fiscal-Year Total Returns (%): March 28, 2016, Through September 30, 2017

				Bloomberg
				Barclays U.S.
				Aggregate
				Float Adjusted
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.97%	2.60%	3.57%	3.31%
2017	1.96	-1.93	0.03	0.06

11

Core Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (61.1%)
U. S. Government Securities (30.1%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	9,120	9,661
United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	9,796	9,800
United States Treasury Inflation Indexed Bonds	1.000%	2/15/46	460	481
United States Treasury Inflation Indexed Bonds	0.875%	2/15/47	800	798
United States Treasury Note/Bond	0.875%	5/31/18	50	50
United States Treasury Note/Bond	2.250%	7/31/18	44	44
United States Treasury Note/Bond	1.375%	9/30/18	33,000	33,000
United States Treasury Note/Bond	1.000%	11/30/18	3,800	3,783
United States Treasury Note/Bond	1.125%	2/28/19	3,800	3,785
United States Treasury Note/Bond	1.500%	2/28/19	1,200	1,201
United States Treasury Note/Bond	1.250%	3/31/19	11,100	11,071
United States Treasury Note/Bond	1.625%	3/31/19	1,700	1,705
United States Treasury Note/Bond	0.875%	4/15/19	150	149
United States Treasury Note/Bond	1.250%	4/30/19	600	598
United States Treasury Note/Bond	1.625%	6/30/19	2,250	2,256
United States Treasury Note/Bond	1.000%	10/15/19	5,000	4,950
United States Treasury Note/Bond	1.000%	11/30/19	1,700	1,682
United States Treasury Note/Bond	1.500%	11/30/19	2,500	2,499
United States Treasury Note/Bond	1.375%	12/15/19	600	598
United States Treasury Note/Bond	1.375%	1/15/20	2,500	2,491
United States Treasury Note/Bond	1.625%	3/15/20	5,200	5,207
United States Treasury Note/Bond	1.125%	3/31/20	2,500	2,473
United States Treasury Note/Bond	1.375%	3/31/20	2,200	2,189
United States Treasury Note/Bond	1.500%	4/15/20	13,250	13,225
United States Treasury Note/Bond	1.500%	6/15/20	9,000	8,978
United States Treasury Note/Bond	1.625%	6/30/20	2,000	2,001
United States Treasury Note/Bond	1.500%	7/15/20	5,650	5,634
United States Treasury Note/Bond	1.625%	7/31/20	5,000	5,002
United States Treasury Note/Bond	1.375%	8/31/20	1,025	1,018
United States Treasury Note/Bond	1.375%	10/31/20	650	645
United States Treasury Note/Bond	1.750%	10/31/20	3,900	3,911
United States Treasury Note/Bond	1.625%	11/30/20	650	649
United States Treasury Note/Bond	2.000%	11/30/20	1,000	1,010
United States Treasury Note/Bond	1.750%	12/31/20	1,586	1,589
United States Treasury Note/Bond	1.375%	1/31/21	2,400	2,374
United States Treasury Note/Bond	2.125%	1/31/21	700	710

12

Core Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	2/28/21	1,985	1,946
United States Treasury Note/Bond	1.250%	3/31/21	1,000	984
United States Treasury Note/Bond	1.375%	4/30/21	9,756	9,631
United States Treasury Note/Bond	2.250%	4/30/21	2,300	2,340
United States Treasury Note/Bond	1.375%	5/31/21	5,000	4,930
United States Treasury Note/Bond	2.125%	6/30/21	420	425
United States Treasury Note/Bond	1.125%	7/31/21	800	780
United States Treasury Note/Bond	2.125%	8/15/21	6,600	6,683
United States Treasury Note/Bond	2.000%	8/31/21	900	907
United States Treasury Note/Bond	1.250%	10/31/21	4,000	3,909
United States Treasury Note/Bond	2.000%	12/31/21	5,000	5,030
United States Treasury Note/Bond	1.625%	8/31/22	200	197
United States Treasury Note/Bond	1.750%	9/30/22	1,000	991
United States Treasury Note/Bond	2.000%	11/30/22	706	707
United States Treasury Note/Bond	1.750%	1/31/23	500	494
United States Treasury Note/Bond	2.000%	2/15/23	2,400	2,400
United States Treasury Note/Bond	1.500%	2/28/23	1,000	974
United States Treasury Note/Bond	1.500%	3/31/23	980	954
United States Treasury Note/Bond	1.625%	5/31/23	1,000	978
United States Treasury Note/Bond	2.750%	11/15/23	244	254
United States Treasury Note/Bond	2.250%	12/31/23	2,300	2,321
1 United States Treasury Note/Bond	2.750%	2/15/24	1,900	1,972
United States Treasury Note/Bond	1.625%	2/15/26	3,268	3,106
United States Treasury Note/Bond	1.625%	5/15/26	5,035	4,773
United States Treasury Note/Bond	2.375%	5/15/27	20,000	20,075
United States Treasury Note/Bond	2.250%	8/15/27	750	745
United States Treasury Note/Bond	6.125%	8/15/29	1,500	2,079
United States Treasury Note/Bond	5.375%	2/15/31	3,000	4,014
United States Treasury Note/Bond	5.000%	5/15/37	1,642	2,243
United States Treasury Note/Bond	3.500%	2/15/39	350	395
United States Treasury Note/Bond	4.250%	5/15/39	600	750
United States Treasury Note/Bond	4.375%	11/15/39	630	801
United States Treasury Note/Bond	4.625%	2/15/40	425	559
United States Treasury Note/Bond	3.750%	8/15/41	650	759
United States Treasury Note/Bond	3.125%	11/15/41	600	634
United States Treasury Note/Bond	3.125%	2/15/42	650	687
United States Treasury Note/Bond	2.750%	8/15/42	130	128
United States Treasury Note/Bond	3.625%	8/15/43	2,200	2,523
United States Treasury Note/Bond	2.875%	8/15/45	1,550	1,556
United States Treasury Note/Bond	3.000%	11/15/45	11,742	12,076
2 United States Treasury Note/Bond	2.500%	2/15/46	4,746	4,412
United States Treasury Note/Bond	2.500%	5/15/46	2,800	2,601
United States Treasury Note/Bond	3.000%	2/15/47	3,300	3,392
United States Treasury Note/Bond	3.000%	5/15/47	900	925
				266,257
Agency Bonds and Notes (8.4%)
3 AID-Iraq	2.149%	1/18/22	4,300	4,311
3 AID-Ukraine	1.844%	5/16/19	1,700	1,709
3 AID-Ukraine	1.471%	9/29/21	2,100	2,061
4 Fannie Mae Principal Strip	0.000%	2/1/19	800	783
5 Federal Home Loan Banks	0.625%	8/7/18	100	99
5 Federal Home Loan Banks	0.875%	10/1/18	2,500	2,487
5 Federal Home Loan Banks	1.250%	1/16/19	100	100
5 Federal Home Loan Banks	1.375%	3/18/19	3,350	3,345

13

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Federal Home Loan Banks	1.375%	5/28/19	1,500	1,497
5	Federal Home Loan Banks	0.875%	8/5/19	2,100	2,074
5	Federal Home Loan Banks	1.375%	9/28/20	1,500	1,486
4	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	720	716
4	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	4,000	3,987
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	2,000	1,995
4	Federal Home Loan Mortgage Corp.	1.625%	9/29/20	3,000	2,993
4	Federal National Mortgage Assn.	1.000%	2/26/19	1,550	1,540
4	Federal National Mortgage Assn.	0.875%	8/2/19	450	445
4	Federal National Mortgage Assn.	1.000%	8/28/19	800	792
4	Federal National Mortgage Assn.	0.000%	10/9/19	9,600	9,263
4	Federal National Mortgage Assn.	1.500%	7/30/20	1,250	1,244
4	Federal National Mortgage Assn.	1.875%	4/5/22	800	797
4	Federal National Mortgage Assn.	1.875%	9/24/26	5,600	5,323
5	Financing Corp.	0.000%	5/11/18	1,500	1,488
	Private Export Funding Corp.	1.875%	7/15/18	250	251
	Private Export Funding Corp.	4.375%	3/15/19	128	133
	Private Export Funding Corp.	1.450%	8/15/19	2,715	2,703
	Private Export Funding Corp.	2.250%	3/15/20	567	573
	Private Export Funding Corp.	2.300%	9/15/20	150	152
	Private Export Funding Corp.	2.800%	5/15/22	1,900	1,960
	Private Export Funding Corp.	3.550%	1/15/24	1,300	1,391
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	600	463
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	1,800	1,378
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	794	603
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	794	597
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	3,000	2,205
	Resolution Funding Corp. Principal Strip	0.000%	10/15/19	2,000	1,934
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	5,500	5,232
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	2,000	1,894
5	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	3,000	2,417
					74,421
Conventional Mortgage-Backed Securities (21.1%)
[4,6]	Fannie Mae Pool	2.000%	1/1/32	2,349	2,313
[4,6]	Fannie Mae Pool	2.500%	2/1/28–10/1/31	11,597	11,684
[4,6,7] Fannie Mae Pool		3.000%	2/1/27–11/1/47	29,896	30,176
[4,6]	Fannie Mae Pool	3.500%	3/1/27–10/1/47	3,553	3,735
[4,6,7] Fannie Mae Pool		4.000%	8/1/39–10/1/47	23,716	25,039
[4,6]	Fannie Mae Pool	4.500%	1/1/41–7/1/47	6,819	7,399
[4,6,7] Fannie Mae Pool		5.000%	3/1/38–10/1/47	7,176	7,940
[4,6]	Fannie Mae Pool	6.000%	5/1/37	860	978
[4,6]	Freddie Mac Gold Pool	2.500%	8/1/31–11/1/31	1,845	1,862
[4,6,7] Freddie Mac Gold Pool		3.000%	10/1/32–11/1/47	8,031	8,104
[4,6]	Freddie Mac Gold Pool	3.500%	3/1/45–10/1/47	19,498	20,141
[4,6]	Freddie Mac Gold Pool	4.000%	1/1/46–10/1/47	4,700	4,956
[4,6]	Freddie Mac Gold Pool	4.500%	6/1/47–8/1/47	5,140	5,548
6	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	270	286
6	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	1,477	1,613
6	Ginnie Mae I Pool	5.000%	3/15/38–2/15/40	3,185	3,512
[6,7]	Ginnie Mae II Pool	3.000%	12/20/44–10/1/47	14,505	14,739
[6,7]	Ginnie Mae II Pool	3.500%	10/20/43–10/1/47	20,509	21,378
6	Ginnie Mae II Pool	4.000%	11/20/42–10/1/47	9,759	10,301
6	Ginnie Mae II Pool	4.500%	11/20/44–10/1/47	4,058	4,364
					186,068

14

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (1.5%)
4,6,8	Fannie Mae Pool	3.083%	12/1/40	192	203
4,6,9	Fannie Mae REMICS 2005-45	1.607%	6/25/35	116	117
4,6,9	Fannie Mae REMICS 2005-95	1.647%	11/25/35	156	157
4,6,9	Fannie Mae REMICS 2006-46	1.557%	6/25/36	432	432
4,6,9	Fannie Mae REMICS 2007-4	1.682%	2/25/37	59	60
4,6,9	Fannie Mae REMICS 2012-122	1.637%	11/25/42	159	160
4,6,9	Fannie Mae REMICS 2013-19	1.537%	9/25/41	220	219
4,6,9	Fannie Mae REMICS 2013-39	1.587%	5/25/43	207	206
4,6,9	Fannie Mae REMICS 2015-22	1.537%	4/25/45	173	172
*,^,4,6 Fannie Mae REMICS 2015-8		4.863%	3/25/45	21,669	4,812
4,6,9	Fannie Mae REMICS 2016-55	1.737%	8/25/46	342	345
4,6,9	Fannie Mae REMICS 2016-60	1.487%	9/25/46	705	703
4,6,9	Fannie Mae REMICS 2016-62	1.637%	9/25/46	708	710
4,6,9	Fannie Mae REMICS 2016-93	1.587%	12/25/46	1,423	1,424
4,6,8	Freddie Mac Non Gold Pool	3.111%	9/1/37	640	676
4,6	Freddie Mac Non Gold Pool	3.222%	7/1/33	101	106
4,6,8	Freddie Mac Non Gold Pool	3.329%	7/1/35	749	789
4,6,9	Freddie Mac REMICS	1.577%	11/15/36	144	144
4,6,9	Freddie Mac REMICS	1.584%	8/15/43	179	180
4,6,9	Freddie Mac REMICS	1.594%	11/15/36	110	110
4,6,9	Freddie Mac REMICS	1.684%	6/15/42	62	62
*,6	Government National Mortgage Association
	GNR_15-106D	4.000%	1/20/45	1,909	368
*,^,6	Government National Mortgage Association
	GNR_17-85A	4.914%	6/20/47	5,447	1,109
					13,264
Total U.S. Government and Agency Obligations (Cost $544,592)					540,010
Asset-Backed/Commercial Mortgage-Backed Securities (7.6%)
6	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	350	350
[6,10] American Homes 4 Rent 2014-SFR3		3.678%	12/17/36	95	99
6	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	90	90
6	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	60	60
6	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	285	288
6	AmeriCredit Automobile Receivables
	Trust 2016-2	2.210%	5/10/21	30	30
6	AmeriCredit Automobile Receivables
	Trust 2016-2	2.870%	11/8/21	20	20
6	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	125	128
6	AmeriCredit Automobile Receivables
	Trust 2016-3	2.710%	9/8/22	200	200
6	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	225	224
[6,10] Applebee’s Funding LLC/IHOP Funding LLC		4.277%	9/5/44	35	34
[6,10] ARL Second LLC 2014-1A		2.920%	6/15/44	66	65
[6,10] Aventura Mall Trust 2013-AVM		3.867%	12/5/32	800	834
[6,10] Avis Budget Rental Car Funding AESOP LLC
	2013-2A	2.970%	2/20/20	575	580

15

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,10] Avis Budget Rental Car Funding AESOP LLC
	2015-2A	2.630%	12/20/21	380	380
6	BANK 2017 - BNK4	3.625%	5/15/50	140	146
6	BANK 2017 - BNK5	3.390%	6/15/60	180	184
6	BANK 2017 - BNK6	3.518%	7/15/60	100	103
	Bank of Nova Scotia	1.875%	4/26/21	830	817
10	Bank of Nova Scotia	1.875%	9/20/21	110	108
6	California Republic Auto Receivables
	Trust 2016-2	2.520%	5/16/22	210	210
6	California Republic Auto Receivables
	Trust 2016-2	3.510%	3/15/23	210	210
6	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	102	102
6	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	220	222
6	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	50	50
6	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
6	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	750	750
6	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	100	100
6	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	100	101
6	CarMax Auto Owner Trust 2016-3	1.900%	4/15/22	200	198
6	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	190	188
6	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	190	189
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	160	167
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	80	83
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	90	92
6	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	61	61
[6,10] Chesapeake Funding II LLC 2016-2A		1.880%	6/15/28	516	517
[6,10] Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	200	203
[6,10] Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	2/15/22	90	91
[6,10] Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	2/15/23	90	92
[6,10] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.870%	2/15/22	20	20
6	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.371%	9/10/46	30	33
6	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	370	393
6	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.575%	5/10/47	350	365
6	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	350	365
6	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.175%	7/10/47	230	239
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.372%	10/10/47	10	10
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	360	375
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.345%	10/10/47	140	143
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.682%	10/10/47	175	174
6	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	228	229

16

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/48	30	31
6	Citigroup Commercial Mortgage
	Trust 2016-C1	3.209%	5/10/49	61	61
6,11	Citigroup Commercial Mortgage
	Trust 2017-P8	3.465%	9/15/50	220	227
6,11	Citigroup Commercial Mortgage
	Trust 2017-P8	4.192%	9/15/50	60	62
6,11	Citigroup Commercial Mortgage
	Trust 2017-P8	4.272%	9/15/50	60	60
6,10	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	77	78
[6,9,10]	Colony American Homes 2015-1	2.734%	7/17/32	70	70
[6,9,10]	Colony American Homes 2015-1A	2.434%	7/17/32	177	178
[6,9,10]	Colony Starwood Homes 2016-1A Trust	2.737%	7/17/33	493	495
[6,9,10]	Colony Starwood Homes 2016-1A Trust	3.387%	7/17/33	185	186
6,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	40	41
6	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	500	507
6	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	60	63
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	500	535
6,10	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	150	151
6,10	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	210	209
6,10	COMM 2013-CCRE9 Mortgage Trust	4.396%	7/10/45	230	238
6,10	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	100	104
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	20	22
6	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	350	374
6	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	20	21
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	350	372
6	COMM 2014-CCRE17 Mortgage Trust	4.895%	5/10/47	190	195
6	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	20	20
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	350	363
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	50	52
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	228	232
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	228	230
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	228	234
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	228	238
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	60	61
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	230	234
6,10	DB Master Finance LLC 2015-1A	3.980%	2/20/45	59	60
6,10	DB Master Finance LLC 2017-1A	3.629%	11/20/47	220	221
6,10	DB Master Finance LLC 2017-1A	4.030%	11/20/47	170	171
6	DBJPM 16-C1 Mortgage Trust	3.505%	5/10/49	140	133
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	160	163
6,9	Discover Card Execution Note Trust 2017-A5	1.834%	12/15/26	650	656
6,10	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	334	335
6,10	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	132	136
6,10	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	358	359
6,10	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	270	273
6,10	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	200	204
6,10	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	111	111
6,10	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	80	80
6,10	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	90	93
6	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	210	210
6	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	50	51
6,10	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	450	449

17

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,9,10]	Evergreen Credit Card Trust Series 2016-1	1.954%	4/15/20	1,175	1,178
[6,9,10]	Evergreen Credit Card Trust Series 2016-3	1.734%	11/16/20	110	110
4,6,9	Fannie Mae Connecticut Avenue Securities
	2016-C04	2.687%	1/25/29	167	168
4,6,9	Fannie Mae Connecticut Avenue Securities
	2016-C05	2.587%	1/25/29	397	399
4,6	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	20	20
4,6	FHLMC Multifamily Structured Pass
	Through Certificates K054	2.745%	1/25/26	1,000	999
4,6	FHLMC Multifamily Structured Pass
	Through Certificates K056	2.525%	5/25/26	1,000	981
4,6	FHLMC Multifamily Structured Pass
	Through Certificates K057	2.570%	7/25/26	1,000	983
4,6	FHLMC Multifamily Structured Pass
	Through Certificates K061	3.347%	11/25/26	1,000	1,039
4,6	FHLMC Multifamily Structured Pass
	Through Certificates K062	3.413%	12/25/26	1,000	1,045
4,6	FHLMC Multifamily Structured Pass
	Through Certificates K066	3.117%	6/25/27	540	551
6,10	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	120	120
6,10	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	250	251
6,10	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	200	202
6	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	200	198
6,10	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	450	455
6,10	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	650	648
6,10	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	120	120
6,10	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	250	249
6	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	200	201
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-1	2.070%	5/15/22	1,050	1,053
4,6,9	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	2.487%	10/25/28	58	59
4,6,9	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.337%	12/25/28	118	118
4,6,9	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	3.237%	12/25/28	250	255
6,10	FRS I LLC 2013-1A	3.080%	4/15/43	182	181
6	GM Financial Automobile Leasing
	Trust 2015-2	2.420%	7/22/19	420	421
6	GM Financial Automobile Leasing
	Trust 2015-2	2.990%	7/22/19	50	50
6	GM Financial Automobile Leasing
	Trust 2016-2	2.580%	3/20/20	190	189
6	GM Financial Automobile Leasing
	Trust 2017-2	2.180%	6/21/21	90	90
6	GM Financial Automobile Leasing
	Trust 2017-3	2.010%	11/20/20	200	200
6	GM Financial Automobile Leasing
	Trust 2017-3	2.120%	9/20/21	80	80
6	GM Financial Automobile Leasing
	Trust 2017-3	2.400%	9/20/21	80	80
6	GM Financial Automobile Leasing
	Trust 2017-3	2.730%	9/20/21	40	40

18

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,10	GMF Floorplan Owner Revolving
	Trust 2015-1	1.970%	5/15/20	450	450
6,10	GMF Floorplan Owner Revolving
	Trust 2016-1	2.410%	5/17/21	330	330
6,10	GMF Floorplan Owner Revolving
	Trust 2016-1	2.850%	5/17/21	330	328
6,10	GMF Floorplan Owner Revolving
	Trust 2017-2	2.440%	7/15/22	260	259
6,10	GMF Floorplan Owner Revolving
	Trust 2017-2	2.630%	7/15/22	140	140
6,10	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	150	149
6	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	228	233
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	350	357
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	350	370
6	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	390	413
6	GS Mortgage Securities Trust 2014-GC24	4.641%	9/10/47	170	178
6	GS Mortgage Securities Trust 2014-GC24	4.662%	9/10/47	150	151
6	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	30	30
6	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	228	233
6,10	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	850	850
6,10	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	680	678
6,10	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	25	25
6,10	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	180	181
6,10	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	350	351
6,10	Hilton USA Trust 2016-HHV	3.719%	11/5/38	20	21
6,10	Hyundai Auto Lease Securitization
	Trust 2017-B	2.130%	3/15/21	200	200
[6,9,10]	Invitation Homes 2015-SFR2 Trust	2.884%	6/17/32	70	70
[6,9,10]	Invitation Homes 2015-SFR3 Trust	2.984%	8/17/32	70	70
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	1,700	1,808
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.588%	8/15/46	550	601
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	20	21
6,10	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	90	92
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	4.188%	1/15/46	230	232
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	90	94
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	70	72
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.363%	7/15/45	1,600	1,656
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	30	32
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	5.250%	11/15/45	30	31
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	380	405
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.231%	1/15/48	350	354

19

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.494%	1/15/48	350	361
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C27	3.179%	2/15/48	258	260
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	160	168
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	150	153
[6,9,10]	Mercedes-Benz Master Owner Trust 2017-B	1.654%	5/16/22	460	461
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	100	104
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.219%	7/15/46	200	199
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	400	432
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	350	368
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	5.056%	4/15/47	150	156
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	20	21
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.481%	6/15/47	80	83
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C17	3.741%	8/15/47	350	366
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C18	3.923%	10/15/47	350	370
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C19	3.526%	12/15/47	450	465
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C20	3.249%	2/15/48	228	230
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	4.911%	5/15/49	160	166
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	60	63
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	189	197
[6,9,10,11]Motor plc 2017 1A		1.773%	9/25/24	850	850
6,10	MSBAM Commercial Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	1,700	1,696
10	National Australia Bank Ltd.	2.250%	3/16/21	40	40
[6,9,10]	Navient Student Loan Trust 2016-2	2.287%	6/25/65	200	203
[6,9,10]	Navient Student Loan Trust 2016-3	2.087%	6/25/65	60	61
[6,9,10]	Navient Student Loan Trust 2016-6A	1.987%	3/25/66	100	100
[6,9,10]	Navient Student Loan Trust 2017-4A	1.737%	9/27/66	180	181
[6,9,10]	Navistar Financial Dealer Note Master
	Trust II 2016-1A	2.587%	9/27/21	220	222
6,10	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	580	584
6	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	510	511
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	190	190
6,10	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	700	702
[6,9,10]	Pepper Residential Securities
	Trust 2017A-A1UA	2.335%	3/10/58	200	200
6,10	PFS Financing Corp 2017-B	2.220%	7/15/22	340	339

20

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,9,10]	PHEAA Student Loan Trust 2016-2A	2.187%	11/25/65	219	220
6,10	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	412	414
[6,9,10]	Resimac Premier Series 2016-1A	2.625%	10/10/47	601	603
	Royal Bank of Canada	2.300%	3/22/21	150	150
6	Santander Drive Auto Receivables
	Trust 2016-2	2.080%	2/16/21	215	216
6	Santander Drive Auto Receivables
	Trust 2016-2	2.660%	11/15/21	170	171
6	Santander Drive Auto Receivables
	Trust 2016-2	3.390%	4/15/22	140	142
6	Santander Drive Auto Receivables
	Trust 2016-3	1.890%	6/15/21	200	200
6	Santander Drive Auto Receivables
	Trust 2016-3	2.460%	3/15/22	260	261
6	Santander Drive Auto Receivables
	Trust 2017-3	1.870%	6/15/21	220	220
6	Santander Drive Auto Receivables
	Trust 2017-3	2.760%	12/15/22	110	110
6,10	Securitized Term Auto Receivables
	Trust 2016-1A	1.524%	3/25/20	50	50
6,10	Securitized Term Auto Receivables
	Trust 2016-1A	1.794%	2/25/21	40	40
[6,10,11] Securitized Term Auto Receivables
	Trust 2017-2A	2.289%	3/25/22	180	180
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	40	40
6,10	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	440	442
[6,9,10]	SMB Private Education Loan Trust 2016-B	2.684%	2/17/32	280	287
[6,9,10]	SMB Private Education Loan Trust 2016-C	2.334%	9/15/34	100	102
[6,9,10]	SMB Private Education Loan Trust 2017-A	2.134%	9/15/34	120	121
6,10	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	470	473
6,10	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	500	498
6,10	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	100	99
[6,9,10]	SoFi Professional Loan Program 2016-D LLC	2.187%	1/25/39	72	73
6,10	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	10	10
6,10	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	120	119
6,10	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	250	248
6	Synchrony Credit Card Master Note
	Trust 2016-1	2.390%	3/15/22	345	346
6	Synchrony Credit Card Master Note
	Trust 2016-3	1.910%	9/15/22	100	99
6,10	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	36	37
6,10	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	31	33
6,10	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	104
10	Toronto-Dominion Bank	2.250%	3/15/21	30	30
6,10	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	890	888
[6,9,10]	Trillium Credit Card Trust II 2016-1A	1.958%	5/26/21	760	762
6,10	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	98	98
6	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	10	10
6	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	41
6	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	350	377
6	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.430%	7/15/46	450	479

21

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	110	111
6	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	388	391
6	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	30	31
6	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	30	31
6	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.645%	9/15/58	200	204
6	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.693%	9/15/58	160	160
6	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	70	74
6	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	240	246
6	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.418%	9/15/50	240	245
6	Wells Fargo Commercial Mortgage
	Trust 2017-RC1	3.631%	1/15/60	80	83
[6,10] Wendys Funding LLC 2015-1A		3.371%	6/15/45	20	20
[6,10] Wendys Funding LLC 2015-1A		4.080%	6/15/45	56	57
[6,10] Wendys Funding LLC 2015-1A		4.497%	6/15/45	49	50
10	Westpac Banking Corp.	2.250%	11/9/20	365	365
10	Westpac Banking Corp.	2.100%	2/25/21	40	40
6	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	107
6	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	20	22
6	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	20	21
6	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	10	10
6	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	360	376
6	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	380	393
6	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	410	437
6	World Omni Auto Receivables Trust 2015-B	2.150%	8/15/22	175	175
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $67,733)					67,543
Corporate Bonds (27.2%)
Finance (11.4%)
	Banking (6.1%)
	Bank of America Corp.	3.300%	1/11/23	306	313
6	Bank of America Corp.	3.124%	1/20/23	565	574
	Bank of America Corp.	4.000%	4/1/24	500	528
	Bank of America Corp.	3.875%	8/1/25	400	420
6	Bank of America Corp.	3.093%	10/1/25	2,105	2,093
6	Bank of America Corp.	3.824%	1/20/28	540	553
10	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	650	652
10	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	1,460	1,464
[12,13]BPCE SA		2.990%	4/24/20	1,500	1,189
12	BPCE SA	3.500%	4/24/20	1,400	1,111
	Citigroup Inc.	1.800%	2/5/18	300	300
	Citigroup Inc.	2.900%	12/8/21	1,795	1,817
	Citigroup Inc.	3.200%	10/21/26	800	783
	Commonwealth Bank of Australia	2.400%	11/2/20	500	502
10	Commonwealth Bank of Australia	2.500%	9/18/22	980	974
[12,13]Commonwealth Bank of Australia		3.640%	11/5/24	1,500	1,196

22

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
10	Commonwealth Bank of Australia	4.500%	12/9/25	700	730
10	Commonwealth Bank of Australia	3.150%	9/19/27	1,065	1,053
[12,13]Cooperatieve Rabobank UA		4.210%	7/2/25	1,500	1,205
	Cooperatieve Rabobank UA	4.375%	8/4/25	450	473
10	Credit Suisse Group AG	4.282%	1/9/28	320	334
	First Republic Bank	2.375%	6/17/19	510	509
	First Republic Bank	2.500%	6/6/22	1,095	1,086
	Goldman Sachs Group Inc.	3.000%	4/26/22	350	354
6	Goldman Sachs Group Inc.	2.908%	6/5/23	965	963
14	Goldman Sachs Group Inc.	1.250%	5/1/25	108	127
	Goldman Sachs Group Inc.	3.750%	5/22/25	1,050	1,078
6	Goldman Sachs Group Inc.	3.272%	9/29/25	2,065	2,062
6	Goldman Sachs Group Inc.	3.691%	6/5/28	865	871
	Goldman Sachs Group Inc.	5.150%	5/22/45	550	629
	HSBC Holdings plc	2.950%	5/25/21	185	188
6	HSBC Holdings plc	3.262%	3/13/23	2,135	2,178
	HSBC Holdings plc	3.900%	5/25/26	700	732
6	HSBC Holdings plc	4.041%	3/13/28	735	767
6	HSBC Holdings plc	6.000%	11/22/65	360	376
	ICICI Bank Ltd.	4.000%	3/18/26	250	254
10	Intesa Sanpaolo SPA	3.875%	7/14/27	825	828
	JPMorgan Chase & Co.	2.295%	8/15/21	1,495	1,490
	JPMorgan Chase & Co.	2.972%	1/15/23	945	957
6	JPMorgan Chase & Co.	2.776%	4/25/23	690	693
	JPMorgan Chase & Co.	2.700%	5/18/23	182	181
6	JPMorgan Chase & Co.	3.220%	3/1/25	550	557
6	JPMorgan Chase & Co.	3.782%	2/1/28	480	491
6	JPMorgan Chase & Co.	3.882%	7/24/38	535	537
	JPMorgan Chase & Co.	5.500%	10/15/40	216	262
	Lloyds Banking Group plc	3.000%	1/11/22	275	277
	Lloyds Banking Group plc	3.750%	1/11/27	250	252
10	Macquarie Bank Ltd.	2.600%	6/24/19	78	79
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	335	335
	Manufacturers & Traders Trust Co.	3.400%	8/17/27	265	265
10	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	285	287
	Morgan Stanley	2.625%	11/17/21	2,365	2,365
	Morgan Stanley	2.750%	5/19/22	570	572
15	Morgan Stanley	2.532%	5/8/24	385	390
6	Morgan Stanley	3.971%	7/22/38	500	503
	PNC Bank NA	2.550%	12/9/21	340	341
	Regions Financial Corp.	2.750%	8/14/22	570	569
10	Santander Holdings USA Inc.	3.700%	3/28/22	1,555	1,582
10	Santander Holdings USA Inc.	4.400%	7/13/27	280	285
6	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	200	206
	Synchrony Bank	3.000%	6/15/22	770	766
	Synchrony Financial	4.500%	7/23/25	1,650	1,715
10	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	1,095	1,107
10	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	300	299
[6,10] UBS Group Funding Switzerland AG		2.859%	8/15/23	1,840	1,831
	Wells Fargo & Co.	2.625%	7/22/22	1,010	1,010
6	Wells Fargo & Co.	3.584%	5/22/28	435	440
[12,13]Westpac Banking Corp.		3.770%	3/14/24	1,500	1,192
	Westpac Banking Corp.	3.350%	3/8/27	565	572

23

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Brokerage (0.2%)
10	Apollo Management Holdings LP	4.000%	5/30/24	500	510
	Invesco Finance plc	4.000%	1/30/24	180	191
	Jefferies Group LLC	4.850%	1/15/27	285	300
	Stifel Financial Corp.	4.250%	7/18/24	215	219

	Finance Companies (0.4%)
	AerCap Ireland Capital DAC / AerCap Global
	Aviation Trust	3.750%	5/15/19	150	153
	Air Lease Corp.	2.125%	1/15/18	2,110	2,114
	Air Lease Corp.	4.250%	9/15/24	495	522
	International Lease Finance Corp.	4.625%	4/15/21	1,000	1,062

	Insurance (2.6%)
10	AIA Group Ltd.	3.200%	3/11/25	1,650	1,651
[6,14] Allianz SE		2.241%	7/7/45	100	121
[6,14] Allianz SE		3.375%	9/29/49	300	384
	American Financial Group Inc.	3.500%	8/15/26	275	275
	American International Group Inc.	3.750%	7/10/25	350	362
	Aon plc	3.500%	6/14/24	1,900	1,957
	Aon plc	4.750%	5/15/45	300	328
	Arch Capital Finance LLC	4.011%	12/15/26	265	272
10	Brighthouse Financial Inc.	3.700%	6/22/27	765	748
10	Brighthouse Financial Inc.	4.700%	6/22/47	50	49
	Chubb INA Holdings Inc.	2.700%	3/13/23	225	225
	CNA Financial Corp.	3.450%	8/15/27	65	64
[6,14] Delta Lloyd NV		4.375%	6/29/49	125	159
[6,14] Demeter Investments BV for Zurich Insurance
	Co. Ltd.	3.500%	10/1/46	697	911
	Enstar Group Ltd.	4.500%	3/10/22	500	517
	First American Financial Corp.	4.600%	11/15/24	290	298
10	Five Corners Funding Trust	4.419%	11/15/23	828	891
	Infinity Property & Casualty Corp.	5.000%	9/19/22	520	554
	Marsh & McLennan Cos. Inc.	2.350%	9/10/19	180	181
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	125	126
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,000	1,030
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	1,650	1,703
10	MassMutual Global Funding II	2.750%	6/22/24	2,000	1,985
	Prudential Financial Inc.	4.500%	11/15/20	20	21
	Reinsurance Group of America Inc.	3.950%	9/15/26	2,095	2,126
10	Reliance Standard Life Global Funding II	2.375%	5/4/20	240	240
10	Sammons Financial Group Inc.	4.450%	5/12/27	1,675	1,713
10	Swiss Re Treasury US Corp.	2.875%	12/6/22	130	130
10	TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	1,346	1,411
	Trinity Acquisition plc	4.625%	8/15/23	350	371
	Trinity Acquisition plc	6.125%	8/15/43	102	121
	Willis North America Inc.	3.600%	5/15/24	550	563
	XLIT Ltd.	6.375%	11/15/24	998	1,164
[6,14] XLIT Ltd.		3.250%	6/29/47	566	656

	Other Finance (0.1%)
	ORIX Corp.	3.700%	7/18/27	730	732

24

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (2.0%)
	Brandywine Operating Partnership LP	3.950%	2/15/23	182	184
	Brandywine Operating Partnership LP	4.100%	10/1/24	374	375
	Brandywine Operating Partnership LP	4.550%	10/1/29	1,488	1,507
	Brixmor Operating Partnership LP	3.650%	6/15/24	340	339
	Brixmor Operating Partnership LP	3.850%	2/1/25	60	60
	Brixmor Operating Partnership LP	4.125%	6/15/26	810	817
	Brixmor Operating Partnership LP	3.900%	3/15/27	220	218
	Camden Property Trust	4.875%	6/15/23	25	27
	Camden Property Trust	4.250%	1/15/24	65	69
	Camden Property Trust	3.500%	9/15/24	20	20
	Columbia Property Trust Operating
	Partnership LP	3.650%	8/15/26	213	207
	DDR Corp.	3.900%	8/15/24	420	422
	DDR Corp.	4.250%	2/1/26	40	40
	DDR Corp.	4.700%	6/1/27	145	149
	Digital Realty Trust LP	3.700%	8/15/27	1,300	1,312
10	Goodman Australia Industrial Fund	3.400%	9/30/26	500	491
10	Goodman US Finance Three LLC	3.700%	3/15/28	420	418
10	Goodman US Finance Three LLC	4.500%	10/15/37	455	456
	HCP Inc.	3.400%	2/1/25	145	144
	HCP Inc.	4.000%	6/1/25	200	206
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	759	778
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	200	196
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	545	543
	Highwoods Realty LP	3.875%	3/1/27	500	502
	Kilroy Realty LP	4.375%	10/1/25	1,925	2,014
	Kilroy Realty LP	4.250%	8/15/29	105	107
	Kimco Realty Corp.	3.300%	2/1/25	60	60
	Kimco Realty Corp.	4.450%	9/1/47	70	70
	Liberty Property LP	4.400%	2/15/24	1,250	1,330
	Mid-America Apartments LP	4.000%	11/15/25	380	393
	Omega Healthcare Investors Inc.	4.750%	1/15/28	935	942
	Public Storage	3.094%	9/15/27	680	678
10	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	315	319
	Tanger Properties LP	3.125%	9/1/26	915	859
	Ventas Realty LP	3.850%	4/1/27	175	178
	VEREIT Operating Partnership LP	3.950%	8/15/27	1,400	1,394
					100,608
Industrial (13.6%)
	Basic Industry (0.6%)
	Agrium Inc.	3.375%	3/15/25	1,215	1,222
	Agrium Inc.	5.250%	1/15/45	400	454
10	Air Liquide Finance SA	1.750%	9/27/21	200	195
10	CF Industries Inc.	3.400%	12/1/21	110	112
10	CF Industries Inc.	4.500%	12/1/26	230	240
12	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	1,550	1,244
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	100	100
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	100	107
	Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	230	234
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	10	10
	Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	300	312
	Vale Overseas Ltd.	5.875%	6/10/21	95	105
	Vale Overseas Ltd.	6.875%	11/21/36	400	460

25

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	WestRock RKT Co.	4.900%	3/1/22	35	38
	WestRock RKT Co.	4.000%	3/1/23	405	426

	Capital Goods (0.6%)
14	General Electric Co.	2.125%	5/17/37	500	586
	Hubbell Inc.	3.150%	8/15/27	355	355
10	LafargeHolcim Finance US LLC	3.500%	9/22/26	2,500	2,463
16	Leonardo SPA	8.000%	12/16/19	150	229
14	Leonardo SPA	4.500%	1/19/21	159	212
14	Leonardo SPA	5.250%	1/21/22	50	70
14	Parker-Hannifin Corp.	1.125%	3/1/25	100	119
	Spirit AeroSystems Inc.	3.850%	6/15/26	235	235
	Textron Inc.	3.650%	3/15/27	233	234
	United Rentals North America Inc.	4.625%	7/15/23	285	297
	United Rentals North America Inc.	5.500%	5/15/27	105	112

	Communication (3.3%)
	AMC Networks Inc.	5.000%	4/1/24	300	310
	AMC Networks Inc.	4.750%	8/1/25	335	337
	AT&T Inc.	4.450%	4/1/24	500	531
	AT&T Inc.	4.125%	2/17/26	2,625	2,694
	AT&T Inc.	4.250%	3/1/27	450	463
	AT&T Inc.	3.900%	8/14/27	1,535	1,537
14	AT&T Inc.	3.150%	9/4/36	200	238
	AT&T Inc.	5.250%	3/1/37	300	315
16	AT&T Inc.	3.550%	9/14/37	205	262
	AT&T Inc.	5.350%	9/1/40	200	209
	AT&T Inc.	4.800%	6/15/44	600	583
	AT&T Inc.	5.150%	2/14/50	285	287
	CBS Corp.	3.700%	8/15/24	1,600	1,641
	CBS Corp.	3.500%	1/15/25	400	406
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	4.464%	7/23/22	2,240	2,362
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	4.908%	7/23/25	950	1,014
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	6.384%	10/23/35	200	233
10	Charter Communications Operating LLC /
	Charter Communications Operating Capital	5.375%	5/1/47	500	517
	Comcast Corp.	3.000%	2/1/24	925	936
	Comcast Corp.	3.375%	8/15/25	200	205
	Comcast Corp.	2.350%	1/15/27	600	559
	Comcast Corp.	3.150%	2/15/28	400	397
	Comcast Corp.	5.650%	6/15/35	700	853
	Comcast Corp.	4.750%	3/1/44	500	559
	Crown Castle International Corp.	2.250%	9/1/21	1,000	988
	Crown Castle International Corp.	5.250%	1/15/23	600	663
	Crown Castle International Corp.	4.000%	3/1/27	270	277
	Crown Castle International Corp.	3.650%	9/1/27	220	220
	Discovery Communications LLC	3.800%	3/13/24	600	618
	Discovery Communications LLC	4.900%	3/11/26	700	747
	NBCUniversal Media LLC	2.875%	1/15/23	1,760	1,784
	Qwest Corp.	7.250%	9/15/25	200	220
	Scripps Networks Interactive Inc.	3.900%	11/15/24	250	255

26

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
10	Telstra Corp. Ltd.	3.125%	4/7/25	75	75
	Time Warner Cable LLC	5.500%	9/1/41	120	125
	Verizon Communications Inc.	5.150%	9/15/23	420	471
	Verizon Communications Inc.	4.150%	3/15/24	90	95
	Verizon Communications Inc.	4.125%	3/16/27	2,574	2,685
	Verizon Communications Inc.	4.400%	11/1/34	450	452
	Verizon Communications Inc.	3.850%	11/1/42	950	836
	Verizon Communications Inc.	4.522%	9/15/48	425	411
	Verizon Communications Inc.	5.012%	8/21/54	525	525
	Viacom Inc.	4.375%	3/15/43	500	431

	Consumer Cyclical (1.2%)
10	Alimentation Couche-Tard Inc.	3.550%	7/26/27	550	555
10	Alimentation Couche-Tard Inc.	4.500%	7/26/47	500	517
	Ford Motor Co.	4.750%	1/15/43	420	409
	Ford Motor Co.	5.291%	12/8/46	850	884
	Ford Motor Credit Co. LLC	3.336%	3/18/21	1,520	1,549
	General Motors Co.	4.000%	4/1/25	240	243
	General Motors Co.	4.200%	10/1/27	280	284
	General Motors Co.	6.600%	4/1/36	300	356
	General Motors Co.	5.150%	4/1/38	700	713
	General Motors Co.	5.200%	4/1/45	850	853
	General Motors Financial Co. Inc.	4.200%	3/1/21	300	314
	General Motors Financial Co. Inc.	4.375%	9/25/21	510	541
	General Motors Financial Co. Inc.	5.250%	3/1/26	650	705
10	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	300	299
10	Hyundai Capital America	3.100%	4/5/22	220	218
16	Jaguar Land Rover Automotive plc	5.000%	2/15/22	200	294
16	Jaguar Land Rover Automotive plc	3.875%	3/1/23	100	141
14	Jaguar Land Rover Automotive plc	2.200%	1/15/24	100	119
	Kohl’s Corp.	5.550%	7/17/45	100	96
	Lowe’s Cos. Inc.	3.100%	5/3/27	245	244
	Lowe’s Cos. Inc.	4.375%	9/15/45	150	159
	Lowe’s Cos. Inc.	3.700%	4/15/46	300	291
	Lowe’s Cos. Inc.	4.050%	5/3/47	200	205
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	440	455
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	500	520

	Consumer Noncyclical (2.3%)
	Abbott Laboratories	4.750%	11/30/36	500	549
	Abbott Laboratories	4.900%	11/30/46	600	669
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	300	310
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,650	1,817
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	650	740
	Becton Dickinson & Co.	3.734%	12/15/24	200	205
	Becton Dickinson & Co.	3.700%	6/6/27	750	758
	Biogen Inc.	4.050%	9/15/25	990	1,056
	Constellation Brands Inc.	3.750%	5/1/21	800	834
	Express Scripts Holding Co.	3.900%	2/15/22	200	210
	Express Scripts Holding Co.	4.500%	2/25/26	910	973
	Express Scripts Holding Co.	4.800%	7/15/46	300	317
14	Fresenius SE & Co. KGaA	4.000%	2/1/24	300	414
14	Fresenius SE & Co. KGaA	3.000%	1/30/32	500	625
	Gilead Sciences Inc.	5.650%	12/1/41	610	757

27

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
16	McKesson Corp.	3.125%	2/17/29	350	472
	Mead Johnson Nutrition Co.	3.000%	11/15/20	450	462
	Medtronic Inc.	4.375%	3/15/35	150	165
	Medtronic Inc.	5.550%	3/15/40	240	297
	Newell Brands Inc.	5.500%	4/1/46	180	213
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	881	891
	Quest Diagnostics Inc.	3.450%	6/1/26	100	101
10	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	650	644
	Reynolds American Inc.	5.700%	8/15/35	400	467
	Reynolds American Inc.	7.250%	6/15/37	625	845
	Reynolds American Inc.	5.850%	8/15/45	150	181
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	442	477
14	Teva Pharmaceutical Finance Netherlands II BV	1.250%	3/31/23	100	115
14	Teva Pharmaceutical Finance Netherlands II BV	1.625%	10/15/28	100	105
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	3,360	3,203
	The Kroger Co.	2.800%	8/1/22	700	700
	The Kroger Co.	3.700%	8/1/27	175	172
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	518
	Tyson Foods Inc.	4.875%	8/15/34	150	166

	Energy (3.1%)
	Anadarko Petroleum Corp.	3.450%	7/15/24	550	544
	Anadarko Petroleum Corp.	5.550%	3/15/26	750	836
	Anadarko Petroleum Corp.	6.600%	3/15/46	300	368
10	Andeavor	4.750%	12/15/23	1,000	1,077
	Apache Corp.	5.100%	9/1/40	100	105
10	APT Pipelines Ltd.	4.250%	7/15/27	160	165
	Boardwalk Pipelines LP	4.450%	7/15/27	225	229
	BP Capital Markets plc	2.315%	2/13/20	110	111
	BP Capital Markets plc	2.112%	9/16/21	100	99
	BP Capital Markets plc	3.245%	5/6/22	600	621
	BP Capital Markets plc	2.750%	5/10/23	450	449
	BP Capital Markets plc	3.535%	11/4/24	1,125	1,164
	BP Capital Markets plc	3.506%	3/17/25	175	180
	BP Capital Markets plc	3.279%	9/19/27	615	613
10	Cenovus Energy Inc.	4.250%	4/15/27	1,000	992
	Cenovus Energy Inc.	4.450%	9/15/42	500	432
	Cimarex Energy Co.	3.900%	5/15/27	900	915
	Columbia Pipeline Group Inc.	4.500%	6/1/25	240	257
	ConocoPhillips Co.	4.200%	3/15/21	300	319
	ConocoPhillips Co.	4.950%	3/15/26	975	1,098
	ConocoPhillips Co.	5.950%	3/15/46	180	233
	Devon Energy Corp.	4.000%	7/15/21	200	207
	Devon Energy Corp.	3.250%	5/15/22	300	304
	Devon Energy Corp.	5.600%	7/15/41	500	547
	Energy Transfer LP	6.700%	7/1/18	230	238
	Energy Transfer LP	9.700%	3/15/19	260	287
	Energy Transfer LP	5.200%	2/1/22	642	694
	Energy Transfer LP	4.750%	1/15/26	500	525
	EnLink Midstream Partners LP	4.850%	7/15/26	200	210
	Enterprise Products Operating LLC	6.650%	10/15/34	180	224
	Hess Corp.	4.300%	4/1/27	200	198
	Hess Corp.	5.800%	4/1/47	150	154
	Kinder Morgan Inc.	7.800%	8/1/31	70	89

28

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kinder Morgan Inc.	7.750%	1/15/32	95	122
	Marathon Oil Corp.	2.800%	11/1/22	150	146
	Marathon Oil Corp.	3.850%	6/1/25	900	897
	Marathon Oil Corp.	4.400%	7/15/27	280	284
	Marathon Oil Corp.	5.200%	6/1/45	200	201
	MPLX LP	4.500%	7/15/23	360	382
	MPLX LP	4.875%	12/1/24	600	647
	National Oilwell Varco Inc.	3.950%	12/1/42	1,200	1,004
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	150	154
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	1,600	1,730
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	535	594
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	315	351
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	441
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	330	369
	Shell International Finance BV	2.250%	1/6/23	210	208
	Shell International Finance BV	3.250%	5/11/25	350	358
	Shell International Finance BV	2.875%	5/10/26	500	497
	Shell International Finance BV	4.125%	5/11/35	500	528
	Shell International Finance BV	3.625%	8/21/42	150	144
	Shell International Finance BV	4.000%	5/10/46	300	304
	Spectra Energy Partners LP	4.750%	3/15/24	150	163
	Spectra Energy Partners LP	3.500%	3/15/25	180	181
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	350	349
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	700	840
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	90	115
	Valero Energy Partners LP	4.375%	12/15/26	165	170
	Williams Partners LP	4.125%	11/15/20	180	189
	Williams Partners LP	3.900%	1/15/25	817	832
	Williams Partners LP	4.000%	9/15/25	270	276

	Technology (1.5%)
	Apple Inc.	3.850%	5/4/43	860	867
	Apple Inc.	3.450%	2/9/45	170	161
10	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.000%	1/15/22	1,000	1,017
10	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	250	257
10	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.875%	1/15/27	250	257
	CA Inc.	3.600%	8/1/20	20	21
	CA Inc.	3.600%	8/15/22	60	61
	CA Inc.	4.700%	3/15/27	45	46
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	590	619
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	5.450%	6/15/23	570	622
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	910	1,008
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	1,000	1,253
	DXC Technology Co.	4.250%	4/15/24	240	253
	DXC Technology Co.	4.750%	4/15/27	225	241

29

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Equifax Inc.	2.300%	6/1/21	10	10
	Equifax Inc.	3.300%	12/15/22	45	45
16	Fidelity National Information Services Inc.	1.700%	6/30/22	100	133
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	529
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	1,300	1,378
	QUALCOMM Inc.	2.600%	1/30/23	330	331
	QUALCOMM Inc.	2.900%	5/20/24	540	542
	QUALCOMM Inc.	3.250%	5/20/27	540	544
10	Seagate HDD Cayman	4.875%	3/1/24	335	330
	Tyco Electronics Group SA	4.875%	1/15/21	65	70
	Tyco Electronics Group SA	3.500%	2/3/22	90	93
	Tyco Electronics Group SA	3.450%	8/1/24	15	15
	Tyco Electronics Group SA	3.125%	8/15/27	335	331
	Tyco Electronics Group SA	7.125%	10/1/37	120	168
	Verisk Analytics Inc.	5.800%	5/1/21	84	93
	Verisk Analytics Inc.	4.000%	6/15/25	300	312
	Verisk Analytics Inc.	5.500%	6/15/45	750	845
	VMware Inc.	2.950%	8/21/22	280	281
	VMware Inc.	3.900%	8/21/27	840	849

	Transportation (1.0%)
10	Adani Ports & Special Economic Zone Ltd.	4.000%	7/30/27	200	199
10	Air Canada	7.750%	4/15/21	653	745
6	American Airlines 2016-3 Class B Pass
	Through Trust	3.750%	10/15/25	840	844
6	American Airlines 2017-2B Class B Pass
	Through Trust	3.700%	10/15/25	885	883
12	Asciano Finance Ltd.	5.250%	5/19/25	110	89
6	Continental Airlines 2005-ERJ1 Pass
	Through Trust	9.798%	10/1/22	225	247
	Continental Airlines 2012-3 Class C Pass
	Thru Certificates	6.125%	4/29/18	110	112
[6,17] Delta Air Lines 2002-1 Class G-1 Pass
	Through Trust	6.718%	7/2/24	55	62
6	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	889	1,024
6	Delta Air Lines 2007-1 Class B Pass
	Through Trust	8.021%	8/10/22	57	65
	Delta Air Lines Inc.	3.625%	3/15/22	990	1,014
	Kansas City Southern	3.125%	6/1/26	230	223
	Kansas City Southern	4.300%	5/15/43	650	651
12	Qantas Airways Ltd.	7.500%	6/11/21	1,000	886
	Southwest Airlines Co.	7.375%	3/1/27	135	175
6	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	1,536	1,666
6	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	46	50
					120,366
Utilities (2.2%)
	Electric (1.8%)
	AEP Transmission Co. LLC	3.100%	12/1/26	165	165
10	Cerro del Aguila SA	4.125%	8/16/27	300	299
	Cleco Corporate Holdings LLC	4.973%	5/1/46	250	269
	Commonwealth Edison Co.	6.450%	1/15/38	223	301
	Duke Energy Corp.	2.650%	9/1/26	35	33
	Duke Energy Corp.	3.150%	8/15/27	1,075	1,064

30

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
10	EDP Finance BV	4.125%	1/15/20	1,400	1,452
10	EDP Finance BV	5.250%	1/14/21	1,600	1,727
16	EDP Finance BV	8.625%	1/4/24	50	90
10	EDP Finance BV	3.625%	7/15/24	600	607
	Emera US Finance LP	4.750%	6/15/46	700	753
10	Enel Finance International NV	2.875%	5/25/22	600	602
10	Enel Finance International NV	3.625%	5/25/27	60	60
10	Enel Finance International NV	4.750%	5/25/47	555	590
	Entergy Arkansas Inc.	3.500%	4/1/26	1,000	1,027
	Entergy Louisiana LLC	3.120%	9/1/27	175	176
	Entergy Louisiana LLC	4.950%	1/15/45	300	310
	Exelon Corp.	3.950%	6/15/25	550	573
	FirstEnergy Corp.	3.900%	7/15/27	660	670
10	FirstEnergy Transmission LLC	4.350%	1/15/25	550	582
	Fortis Inc.	3.055%	10/4/26	725	704
	Georgia Power Co.	3.250%	3/30/27	505	504
	Georgia Power Co.	5.950%	2/1/39	400	497
	MidAmerican Energy Co.	5.800%	10/15/36	230	291
	PacifiCorp	5.250%	6/15/35	275	326
	PacifiCorp	6.100%	8/1/36	200	261
	PacifiCorp	6.000%	1/15/39	325	425
	PPL Capital Funding Inc.	3.100%	5/15/26	850	835
	Puget Energy Inc.	3.650%	5/15/25	350	354
	Puget Sound Energy Inc.	6.274%	3/15/37	100	131
	South Carolina Electric & Gas Co.	6.050%	1/15/38	100	127
	South Carolina Electric & Gas Co.	4.350%	2/1/42	150	155
6	Southern Co.	5.500%	3/15/57	140	148
	Southwestern Public Service Co.	4.500%	8/15/41	210	231

	Natural Gas (0.3%)
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	435	535
10	Centrica plc	4.000%	10/16/23	490	507
	Sempra Energy	3.250%	6/15/27	500	493
	Southwest Gas Corp.	3.800%	9/29/46	885	842

	Other Utility (0.1%)
	American Water Capital Corp.	6.593%	10/15/37	118	162
	American Water Capital Corp.	3.750%	9/1/47	710	711
					19,589
Total Corporate Bonds (Cost $237,589)					240,563
Sovereign Bonds (3.5%)
	Arab Republic of Egypt	8.500%	1/31/47	200	223
14	Banque Centrale de Tunisie SA	5.625%	2/17/24	220	268
10	Banque Ouest Africaine de Developpement	5.000%	7/27/27	200	206
	Bermuda	4.854%	2/6/24	320	350
	BOC Aviation Ltd.	3.875%	5/9/19	200	204
10	CDP Financial Inc.	4.400%	11/25/19	600	631
	Corp. Andina de Fomento	2.125%	9/27/21	750	744
10	CPPIB Capital Inc.	1.250%	9/20/19	200	198
	Electricite de France SA	3.625%	10/13/25	600	617
10	Empresa Nacional del Petroleo	4.500%	9/14/47	200	192
	Export-Import Bank of Korea	2.250%	1/21/20	1,200	1,194
	Export-Import Bank of Korea	5.125%	6/29/20	500	533

31

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[10]	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	300	298
	Kingdom of Saudi Arabia	4.625%	10/4/47	600	602
	KSA Sukuk Ltd.	2.894%	4/20/22	1,000	1,005
	Nexen Energy ULC	6.400%	5/15/37	300	385
[10]	NongHyup Bank	1.875%	9/12/21	500	481
[10]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	200	204
[10]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	200	206
	Petrobras Global Finance BV	7.375%	1/17/27	245	270
	Petrobras Global Finance BV	5.999%	1/27/28	642	642
	Petroleos Mexicanos	5.500%	2/4/19	470	489
	Petroleos Mexicanos	5.500%	1/21/21	4,250	4,538
	Petroleos Mexicanos	4.875%	1/24/22	370	386
[10]	Petroleos Mexicanos	6.750%	9/21/47	260	275
[10]	Province of Alberta	2.050%	8/17/26	500	470
	Province of Ontario	1.625%	1/18/19	1,000	995
	Province of Ontario	2.000%	1/30/19	500	500
	Province of Ontario	2.500%	4/27/26	50	49
	Province of Quebec	7.125%	2/9/24	200	247
	Province of Quebec	7.500%	9/15/29	75	107
	Republic of Colombia	4.000%	2/26/24	235	245
6	Republic of Colombia	3.875%	4/25/27	275	279
	Republic of Colombia	10.375%	1/28/33	250	388
6	Republic of Colombia	5.000%	6/15/45	420	433
	Republic of Hungary	6.250%	1/29/20	1,200	1,308
[14]	Republic of Indonesia	3.750%	6/14/28	200	264
	Republic of Lithuania	7.375%	2/11/20	600	672
	Republic of Lithuania	6.125%	3/9/21	365	409
6	Republic of Panama	4.000%	9/22/24	600	639
	Republic of Panama	8.125%	4/28/34	150	204
	Republic of Poland	5.125%	4/21/21	615	674
	Republic of Poland	5.000%	3/23/22	70	78
	Republic of Turkey	5.750%	3/22/24	400	425
	Republic of Turkey	5.750%	5/11/47	691	680
	State of Israel	4.500%	1/30/43	200	217
	State of Qatar	5.250%	1/20/20	2,000	2,121
	Statoil ASA	2.450%	1/17/23	600	598
	Sultanate of Oman	5.375%	3/8/27	200	205
	Ukraine	7.375%	9/25/32	225	219
	United Mexican States	4.000%	10/2/23	2,398	2,534
	United Mexican States	6.050%	1/11/40	500	600
	YPF SA	8.875%	12/19/18	600	641
Total Sovereign Bonds (Cost $30,872)					31,342
Taxable Municipal Bonds (0.2%)
	California GO	7.550%	4/1/39	500	769
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	500	514
Total Taxable Municipal Bonds (Cost $1,246)					1,283

32

Core Bond Fund

					Market
					Value•
			Coupon	Shares	($000)
Temporary Cash Investment (5.6%)
Money Market Fund (5.6%)
[18] Vanguard Market Liquidity Fund (Cost $49,628)			1.223%	496,218	49,632

				Notional
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Options Purchased (0.0%)
Options on Futures Purchased (0.0%)
Call Options on 5-Year U.S.
Treasury Note Futures
Contracts (Cost $8)	10/27/17	46	USD 118.00	5,428	5

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Credit Default Swaptions Purchased (0.0%)
Put Swaptions on
CDX-NA-HY-S29-V1
5-Year Index (Cost $4)	JPMC	10/18/17	60.0%	2,755	1
Total Options Purchased (Cost $12)					6
Total Investments (105.2%) (Cost $931,672)					930,379

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 5-Year
U.S. Treasury Note
Futures Contracts	10/27/17	90	USD 118.50	10,665	(4)
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	11/24/17	12	USD 127.50	1,530	(2)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	10/27/17	27	USD 125.50	3,389	(17)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	10/27/17	27	USD 125.00	3,375	(11)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	11/24/17	27	USD 124.50	3,362	(12)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	11/24/17	12	USD 125.50	1,506	(10)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	11/24/17	18	USD 124.00	2,232	(5)
Total Options on Futures Written (Premiums Received $46)					(61)

33

Core Bond Fund

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on
CDX-NA-IG-S28-V1
5-Year Index	GSI	11/15/17	55.0%	1,725	(2)
Put Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	JPMC	12/20/17	75.0%	5,505	(3)
Total Credit Default Swaptions Written (Premiums Received $7)					(5)
Total Liability on Options Written (Premiums Received $53)					(66)

					Market
					Value•
					($000)
Other Assets and Liabilities (-5.2%)
Other Assets					65,307
Other Liabilities					(111,213)
					(45,906)
Net Assets (100%)					884,407

34

Core Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding Segregated Securities)	878,538
Collateral for Futures Contracts	1,892
Collateral for Swap Contracts	311
Total Unaffiliated Issuers	880,741
Affiliated Vanguard Funds	49,632
Options Purchased	6
Total Investments in Securities	930,379
Investment in Vanguard	55
Receivables for Investment Securities Sold	57,749
Receivables for Accrued Income	4,641
Receivables for Capital Shares Issued	1,603
Variation Margin Receivable—Futures Contracts	173
Variation Margin Receivable—Swap Contracts	4
Unrealized Appreciation—Forward Currency Contracts	365
Unrealized Appreciation—Swap Contracts	15
Other Assets	702
Total Assets	995,686
Liabilities
Payables for Investment Securities Purchased	109,220
Payables for Capital Shares Redeemed	902
Payables for Distributions	219
Payables to Vanguard	153
Liabilities for Options Written	66
Variation Margin Payable—Futures Contracts	149
Variation Margin Payable—Swap Contracts	9
Unrealized Depreciation—Forward Currency Contracts	79
Unrealized Depreciation—Swap Contracts	249
Other Liabilities	233
Total Liabilities	111,279
Net Assets	884,407

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	888,524
Undistributed Net Investment Income	404
Accumulated Net Realized Losses	(2,662)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,287)
Futures Contracts	(510)
Options	(19)
Swap Contracts	(332)
Forward Currency Contracts	286
Foreign Currencies	3
Net Assets	884,407

35

Core Bond Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 9,062,029 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	90,647
Net Asset Value Per Share—Investor Shares	$10.00

Admiral Shares—Net Assets
Applicable to 39,684,433 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	793,760
Net Asset Value Per Share—Admiral Shares	$20.00

• See Note A in Notes to Financial Statements.
* Interest only security.
^ Inverse floating security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
1 Securities with a value of $311,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $1,892,000 have been segregated as initial margin for open futures contracts.
3 U.S. government-guaranteed.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
September 30, 2017.
8 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
9 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $75,985,000, representing 8.6% of net assets.
11 Security value determined using significant unobservable inputs.
12 Face amount denominated in Australian dollars.
13 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
14 Face amount denominated in euro.
15 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
16 Face amount denominated in British pounds.
17 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
18 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

36

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2017	885	103,988	(427)
Ultra Long U.S. Treasury Bond	December 2017	186	30,713	(440)
30-Year U.S. Treasury Bond	December 2017	118	18,032	(290)
10-Year U.S. Treasury Note	December 2017	109	13,659	(35)
				(1,192)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2017	(486)	(65,283)	602
AUD 3-Year Treasury Bond	December 2017	(32)	(2,787)	9
Euro-Bund	December 2017	(14)	(2,664)	27
2-Year U. S. Treasury Note	December 2017	(10)	(2,157)	—
Euro-Bobl	December 2017	(8)	(1,240)	6
Euro-Buxl	December 2017	(6)	(1,158)	17
Long Gilt	December 2017	(4)	(664)	17
AUD 10-Year Treasury Bond	December 2017	(3)	(299)	4
				682
				(510)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	10/16/17	AUD	2,770	USD	2,202	(30)
Goldman Sachs Bank AG	10/16/17	AUD	1,500	USD	1,200	(24)
JPMorgan Chase Bank, N.A.	10/16/17	GBP	260	USD	349	—
JPMorgan Chase Bank, N.A.	10/16/17	GBP	110	USD	148	—
JPMorgan Chase Bank, N.A.	10/16/17	AUD	140	USD	112	(2)
Citibank, N.A.	10/16/17	USD	10,910	AUD	13,580	260
Citibank, N.A.	10/16/17	USD	5,471	EUR	4,560	77

37

Core Bond Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank, N.A.	10/16/17	USD	2,123	GBP	1,600	(22)
BNP Paribas	10/16/17	USD	807	AUD	1,000	22
Morgan Stanley Capital Services LLC	10/16/17	USD	300	AUD	377	5
JPMorgan Chase Bank, N.A.	10/16/17	USD	212	EUR	180	(1)
Goldman Sachs Bank AG	10/16/17	USD	84	EUR	70	1
						286
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S29-V1	12/20/22	USD	1,096	5.000	86	6
CDX-NA-IG-S28-V1	6/20/24	USD	1,304	1.000	16	3
					102	9

Credit Protection Purchased
CDX-NA-IG-S28-V1	6/20/22	USD	346	(1.000)	(7)	(1)
iTraxx Europe Crossover
Index-S28-V1	12/20/22	EUR	600	(5.000)	(83)	(2)
iTraxx Europe Subordinated
Financials-S27-V1	6/20/22	EUR	2,505	(1.000)	8	(53)
iTraxx Europe-S27-V1	6/20/22	EUR	2,875	(1.000)	(83)	(40)
					(165)	(96)
					(63)	(87)
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

38

Core Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	70	1.000[2]	1	—	1
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	55	1.000[2]	1	—	1
Berkshire Hathaway
Inc. /Aa2	6/20/22	BARC	450	1.000 [2]	8	(7)	1
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	400	1.000[2]	7	(7)	—
Berkshire Hathaway
Inc./Aa2	6/20/24	JPMC	600	1.000[2]	3	(6)	(3)
Berkshire Hathaway
Inc. /Aa2	6/20/24	BARC	600	1.000 [2]	3	(7)	(4)
Metlife Inc./A3	12/20/21	BARC	100	1.000[2]	2	—	2
Metlife Inc./A3	6/20/24	BARC	700	1.000[2]	5	(1)	4
People’s Republic of
China/A1	6/20/22	BNPSW	200	1.000[2]	4	(2)	2
Republic of Peru/A3	12/20/22	GSI	1,400	1.000[2]	11	(12)	(1)
Simon Property Group
LP/A2	6/20/22	JPMC	125	1.000[2]	2	—	2
Simon Property Group
LP/A2	6/20/22	JPMC	85	1.000[2]	1	—	1
The Southern
Company/Baa2	6/20/22	JPMC	1,725	1.000 [2]	25	(27)	(2)
					73	(69)	4

Credit Protection Purchased
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	505	(1.000)[2]	(11)	(11)	(22)
Bank of China Ltd.	12/20/21	BNPSW	100	(1.000)[2]	(2)	—	(2)
Bank of China Ltd.	6/20/22	BNPSW	200	(1.000)[2]	(3)	—	(3)
Barclays Bank plc	6/20/22	BOANA	425[1]	(1.000)[2]	(14)	9	(5)
Barclays Bank plc	6/20/22	CSFBI	425[1]	(1.000)[2]	(14)	9	(5)
Barclays Bank plc	12/20/22	CITNA	186[1]	(1.000)[2]	5	(8)	(3)
CECONOMY AG	6/20/22	BARC	290[1]	(1.000)[2]	(2)	(1)	(3)
CECONOMY AG	6/20/22	BARC	210[1]	(1.000)[2]	(2)	—	(2)
CECONOMY AG	6/20/22	BARC	210[1]	(1.000)[2]	(2)	—	(2)
CECONOMY AG	6/20/22	BARC	125[1]	(1.000)[2]	(1)	—	(1)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)[2]	(1)	—	(1)

39

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)[2]	(1)	—	(1)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)[2]	(1)	—	(1)
CMBX-NA-AAA-9	9/17/58	CSFBI	2,000	(0.500)[3]	4	(45)	(41)
CMBX-NA-AAA-9	9/17/58	GSI	170	(0.500)[3]	—	(6)	(6)
CMBX-NA-AAA-9	9/17/58	MSCS	100	(0.500)[3]	—	(4)	(4)
CMBX-NA-AAA-9	9/17/58	JPM	90	(0.500)[3]	—	(3)	(3)
CMBX-NA-AAA-9	9/17/58	JPM	90	(0.500)[3]	—	(4)	(4)
CMBX-NA-AAA-9	9/17/58	MSCS	90	(0.500)[3]	—	(5)	(5)
CMBX-NA-AAA-9	9/17/58	GSI	80	(0.500)[3]	—	(4)	(4)
CMBX-NA-AAA-9	9/17/58	GSI	20	(0.500)[3]	—	(1)	(1)
Commerzbank AG	6/20/21	BOANA	505	(1.000)[2]	(8)	(7)	(15)
Deutsche Bank AG	12/20/21	BARC	600	(1.000)[2]	(6)	(7)	(13)
Deutsche Bank AG	12/20/22	JPMC	440	(1.000)[2]	(2)	2	—
Deutsche Bank AG	12/20/22	JPMC	265	(1.000)[2]	(1)	1	—
Deutsche Bank AG	12/20/22	JPMC	175	(1.000)[2]	(1)	1	—
Dominion Energy Inc.	6/20/22	JPMC	215	(1.000)[2]	(7)	7	—
Enel Investment
Holding BV	6/20/22	BNPSW	440[1]	(1.000)[2]	(11)	8	(3)
Engie SA	12/20/21	BNPSW	180[1]	(1.000)[2]	(6)	2	(4)
Engie SA	6/20/22	JPMC	180[1]	(1.000)[2]	(7)	4	(3)
Exelon Corp.	6/20/22	JPMC	345	(1.000)[2]	(11)	10	(1)
Exelon Corp.	6/20/22	JPMC	215	(1.000)[2]	(7)	7	—
Federative Republic
of Brazil	12/20/22	GSI	374	(1.000)[2]	16	(18)	(2)
Federative Republic
of Brazil	12/20/22	BNPSW	150	(1.000)[2]	6	(7)	(1)
Lincoln National Corp.	6/20/21	BARC	35	(1.000)[2]	(1)	—	(1)
Lincoln National Corp.	6/20/21	BARC	25	(1.000)[2]	(1)	—	(1)
Lincoln National Corp.	12/20/21	BARC	100	(1.000)[2]	(2)	—	(2)
McDonald’s Corp.	6/20/22	GSI	325	(1.000)[2]	(11)	9	(2)
People’s Republic
of China	12/20/22	GSI	1,200	(1.000)[2]	(23)	23	—
Republic of Indonesia	6/20/22	JPMC	200	(1.000)[2]	(1)	(2)	(3)
Republic of Philippines 12/20/22		BNPSW	310	(1.000)[2]	(5)	5	—
Republic of Turkey	12/20/19	GSCM	1,250	(1.000)[2]	(5)	(15)	(20)
Republic of Turkey	12/20/19	GSCM	735	(1.000)[2]	(3)	(9)	(12)
Republic of Turkey	12/20/22	GSI	540	(1.000)[2]	22	(21)	1

40

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Sempra Energy	6/20/22	JPMC	345	(1.000)[2]	(11)	10	(1)
Sempra Energy	6/20/22	JPMC	215	(1.000)[2]	(7)	7	—
Societe General SA	12/20/21	JPMC	325	(1.000)[2]	(9)	1	(8)
Standard Chartered
Bank	12/20/21	JPMC	185	(1.000)[2]	(5)	(1)	(6)
State of Qatar	6/20/22	CITNA	660	(1.000)[2]	(4)	(7)	(11)
State of Qatar	6/20/22	BOANA	340	(1.000)[2]	(2)	(4)	(6)
UniCredit SpA	6/20/22	JPMC	175	(1.000)[2]	7	(12)	(5)
					(151)	(87)	(238)
					(78)	(156)	(234)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
3 Periodic premium received/paid monthly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

At September 30, 2017, the counterparties had deposited in segregated accounts securities with a value of $298,000 in connection with forward currency contracts and over-the-counter swap contracts.

41

Core Bond Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
12/20/18	12/20/17[1]	3,475	1.750	(0.000)[3]	3	(2)
12/20/19	12/20/17[1]	1,351	2.000	(0.000)[3]	5	(2)
12/20/20	12/20/17[1]	1,394	2.250	(0.000)[3]	14	(4)
12/20/21	12/20/17[1]	1,186	2.250	(0.000)[3]	12	(4)
12/20/22	12/20/17[1]	396	2.250	(0.000)[3]	4	5
12/20/24	12/20/17[1]	645	2.500	(0.000)[3]	13	(4)
					51	(11)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semi-annually.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Core Bond Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Interest[1]	17,433
Total Income	17,433
Expenses
The Vanguard Group—Note B
Investment Advisory Services	95
Management and Administrative—Investor Shares	141
Management and Administrative—Admiral Shares	740
Marketing and Distribution—Investor Shares	14
Marketing and Distribution—Admiral Shares	62
Custodian Fees	27
Auditing Fees	45
Shareholders’ Reports and Proxy—Investor Shares	12
Shareholders’ Reports and Proxy—Admiral Shares	14
Trustees’ Fees and Expenses	1
Total Expenses	1,151
Net Investment Income	16,282
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,594)
Futures Contracts	140
Purchased Options	(48)
Written Options	245
Swap Contracts	(843)
Foreign Currencies and Forward Currency Contracts	(1,432)
Realized Net Gain (Loss)	(3,532)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(9,333)
Futures Contracts	(343)
Purchased Options	(6)
Written Options	(14)
Swap Contracts	(322)
Foreign Currencies and Forward Currency Contracts	196
Change in Unrealized Appreciation (Depreciation)	(9,822)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,928

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $401,000, $4,000, and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Core Bond Fund

Statement of Changes in Net Assets

		March 10,
	Year Ended	2016[1] to
	September 30,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,282	5,500
Realized Net Gain (Loss)	(3,532)	3,923
Change in Unrealized Appreciation (Depreciation)	(9,822)	7,963
Net Increase (Decrease) in Net Assets Resulting from Operations	2,928	17,386
Distributions
Net Investment Income
Investor Shares	(1,458)	(546)
Admiral Shares	(13,502)	(4,920)
Realized Capital Gain [2]
Investor Shares	(378)	—
Admiral Shares	(3,414)	—
Total Distributions	(18,752)	(5,466)
Capital Share Transactions
Investor Shares	27,383	63,514
Admiral Shares	229,954	567,460
Net Increase (Decrease) from Capital Share Transactions	257,337	630,974
Total Increase (Decrease)	241,513	642,894
Net Assets
Beginning of Period	642,894	—
End of Period[3]	884,407	642,894

1 Commencement of subscription period for the fund.

2 Includes fiscal 2017 short-term gain distributions totaling $3,792,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $404,000 and $66,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Core Bond Fund

Financial Highlights

Investor Shares
	Year March 10,
	Ended	2016[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$10.26	$10.00
Investment Operations
Net Investment Income	. 217 [2]	.097
Net Realized and Unrealized Gain (Loss) on Investments	(.219)	.259
Total from Investment Operations	(.002)	.356
Distributions
Dividends from Net Investment Income	(.197)	(.096)
Distributions from Realized Capital Gains	(.061)	—
Total Distributions	(.258)	(.096)
Net Asset Value, End of Period	$10.00	$10.26

Total Return[3]	0.03%	3.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91	$65
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.00%
Portfolio Turnover Rate [4]	232%	229%

1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes 81% and 58% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Core Bond Fund

Financial Highlights

Admiral Shares
	Year	March 10,
	Ended	2016[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$20.53	$20.00
Investment Operations
Net Investment Income	. 454[2]	.205
Net Realized and Unrealized Gain (Loss) on Investments	(.445)	.528
Total from Investment Operations	.009	.733
Distributions
Dividends from Net Investment Income	(.417)	(.203)
Distributions from Realized Capital Gains	(.122)	—
Total Distributions	(.539)	(.203)
Net Asset Value, End of Period	$20.00	$20.53

Total Return[3]	0.10%	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$794	$578
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.28%	2.10%
Portfolio Turnover Rate [4]	232%	229%

1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes 81% and 58% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the

47

Core Bond Fund

possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 13% and 8% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2017, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Core Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up

49

Core Bond Fund

to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with

50

Core Bond Fund

the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell

51

Core Bond Fund

similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

52

Core Bond Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $55,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	540,010	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	66,164	1,379
Corporate Bonds	—	240,563	—
Sovereign Bonds	—	31,342	—
Taxable Municipal Bonds	—	1,283	—
Temporary Cash Investments	49,632	—	—
Options Purchased	5	1	—
Liability for Option Written	(61)	(5)	—
Futures Contracts—Assets[1]	173	—	—
Futures Contracts—Liabilities[1]	(149)	—	—
Forward Currency Contracts—Assets	—	365	—
Forward Currency Contracts—Liabilities	—	(79)	—
Swap Contracts—Assets	4[1]	15	—
Swap Contracts—Liabilities	(9)[1]	(249)	—
Total	49,595	879,410	1,379
1 Represents variation margin on the last day of the reporting period.

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Core Bond Fund

D. At September 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	5	—	1	6
Variation Margin Receivable—Futures Contracts	173	—	—	173
Variation Margin Receivable—Swap Contracts	—	—	4	4
Unrealized Appreciation—Forwards Contracts	—	365	—	365
Unrealized Appreciation—Swap Contracts	—	—	15	15
Liability for Options Written	(61)	—	(5)	(66)
Variation Margin Payable—Futures Contracts	(149)	—	—	(149)
Variation Margin Payable—Swap Contracts	(5)	—	(4)	(9)
Unrealized Depreciation—Forwards Contracts	—	(79)	—	(79)
Unrealized Depreciation—Swap Contracts	—	—	(249)	(249)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	140	—	—	140
Options	189	—	8	197
Swap Contracts	(189)	—	(654)	(843)
Forward Currency Contracts	—	(1,713)	—	(1,713)
Realized Net Gain (Loss) on Derivatives	140	(1,713)	(646)	(2,219)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(343)	—	—	(343)
Options	(19)	—	(1)	(20)
Swap Contracts	(39)	—	(283)	(322)
Forward Currency Contracts	—	192	—	192
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(401)	192	(284)	(493)

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

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Core Bond Fund

During the year ended September 30, 2017, the fund realized net foreign currency losses of $554,000 (including gains and losses on foreign currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $430,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2017, the fund had $989,000 of ordinary income available for distribution. The fund had available capital losses totaling $3,197,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2017, the cost of investment securities for tax purposes was $931,660,000. Net unrealized depreciation of investment securities for tax purposes was $1,287,000, consisting of unrealized gains of $5,267,000 on securities that had risen in value since their purchase and $6,554,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $361,300,000 of investment securities and sold $294,342,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,496,675,000 and $1,313,549,000, respectively.

G. Capital share transactions for each class of shares were:
		Year Ended	March 10, 2016[1] to
	September 30, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	78,467	7,878	89,670	8,892
Issued in Lieu of Cash Distributions	1,647	166	482	47
Redeemed	(52,731)	(5,298)	(26,638)	(2,623)
Net Increase (Decrease)—Investor Shares	27,383	2,746	63,514	6,316
Admiral Shares
Issued	451,536	22,676	614,186	30,451
Issued in Lieu of Cash Distributions	14,233	719	4,207	206
Redeemed	(235,815)	(11,869)	(50,933)	(2,498)
Net Increase (Decrease)—Admiral Shares	229,954	11,526	567,460	28,159
1 Commencement of subscription period for the fund.

At September 30, 2017, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Core Bond Fund

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Core Bond Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 10, 2016 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

Special 2017 tax information (unaudited) for Vanguard Core Bond Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 80.8% of income dividends are interest-related dividends.

56

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

57

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,022.64	$1.27
Admiral Shares	1,000.00	1,023.21	0.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.32	0.76

The calculations are based on expenses incurred in the current period. The fund’s annualized expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the current period, then divided by the number of days in the most recent 12-month period (183/365).

58

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

59

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Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Core Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Core Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Core Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Core Bond Fund or the owners of the Core Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Core Bond Fund. Investors acquire the Core Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Core Bond Fund. The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Core Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Core Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Core Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Core Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Core Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Core Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG

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None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

60

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q13200 112017

Annual Report | September 30, 2017

Vanguard Emerging Markets Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Performance at a Glance	1
Chairman’s Perspective	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Emerging Markets Bond Fund returned 7.01% for the 12 months ended
September 30, 2017. It outpaced its benchmark index by well over two percentage points and finished a little ahead of its peer group.

• Emerging-market bonds initially slumped after the U.S. election amid fears of rising interest rates and more protectionist trade policies but then made solid gains as the outlook for global growth improved, the U.S. dollar weakened, and investors continued
to reach for yield.

• The fund benefited from its exposure to Brazil, where despite political turmoil, reforms continued to grind forward and the economy pulled out of recession.
Argentina was another bright spot, with the government’s reform agenda helping to boost confidence and foster economic growth.

• Selective out-of-benchmark positions in corporate bonds were another positive, as their spreads tightened over the period.

Total Returns: Fiscal Year Ended September 30, 2017
	30-Day	Income	Capital	Total
	SEC Yield	Returns	Returns	Returns
Vanguard Emerging Markets Bond Fund	3.98%	5.11%	1.90%	7.01%
J.P. Morgan EMBI Global Diversified Index				4.61
Emerging Markets Hard Currency Debt Funds Average				6.85

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Bond Fund	0.60%	1.16%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the fund’s expense ratio was 0.60%. The peer-group expense ratio is derived from data provided by Lipper Inc., a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Emerging Markets Hard Currency Debt Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

2

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

3

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

4

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

5

Advisor’s Report

For the 12 months ended September 30, 2017, Vanguard Emerging Markets Bond Fund returned 7.01%. Its benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 4.61%. The average return of its peer group of emerging-market hard currency debt funds was 6.85%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

The investment environment

After a rocky start, emerging-market bonds produced solid returns for the fiscal year. The United States election results initially stoked market fears that the Republican policy agenda would lead to higher inflation, a stronger U.S. dollar, and the implementation of protectionist trade policies. The last point was particularly important for emerging markets, as they have been some of the biggest beneficiaries of the expansion of global trade in recent decades. Those concerns faded, however, and emerging-market bonds benefited from strong investor inflows amid a backdrop of more synchronized global growth, continuing low interest rates, a weaker U.S. dollar, and some recovery in commodity prices.

A couple of major credit stories contributed significantly to returns. Brazil emerged from a prolonged recession, and its government, despite political turbulence, managed to move forward with some of the business-friendly reforms on its policy agenda. That action was complemented by the Brazilian central bank’s success in significantly lowering inflation, allowing for an aggressive monetary easing cycle. Even though some of the country’s longer-term fiscal concerns have not been resolved, Brazilian bonds as a whole produced strong outperformance.

Another notable credit story was Argentina, which also recovered from a recession in part because of the Argentine government’s efforts to normalize monetary policy, roll back regulations, and gradually consolidate fiscal policy. Progress on those fronts helped revive demand for Argentine debt, enabling the government to issue $2.75 billion of 100-year U.S. dollar-denominated bonds in June—a significant achievement for a country that was in default a little more than a year ago.

Ukrainian debt also performed well. The country has been adhering to the International Monetary Fund’s restructuring plan. This reform momentum, along with investors’ appetite for yield, supported demand, while supply across Central Europe was light.

Asia was a stability story. China managed to protect its capital account from outflows while maintaining a steady pace of growth. Given that backdrop, the markets largely shrugged off ratings agency downgrades to China’s sovereign debt based on concerns about continuing credit growth. India and Indonesia continued to deliver on reforms that supported performance.

6

Management of the fund

Alpha generation came largely from security selection, but also from country selection and rates.

In Brazil, our position in the state-owned oil and gas company, Petrobras, was a significant contributor to the fund’s active returns. By holding Petrobras’ short-maturity debt, the fund benefited as the company executed multiple liability management exercises to meaningfully improve its maturity profile.

An overweight in Argentina’s sovereign bonds contributed to relative performance as President Mauricio Macri’s Cambiemos coalition received strong public support for its market-friendly agenda.

Relative-value-driven strategies also boosted performance. One example was our exposure to some local-currency bonds, notably in Mexico, South Africa, and Indonesia. (The exposure was hedged to mitigate currency risk.)

Another example was our investments in countries not included in the fund’s benchmark. We took a position in Saudi Arabian bonds. The country is in the process of restructuring its economy, which has necessitated some debt spending. However, it has a solid credit profile, including strong asset coverage and a significant amount of foreign assets on its balance sheet. We were able to add value in emerging-market corporate bonds, which also fall outside of the benchmark, by holding select issuers with the help of our strong corporate research resources.

Our fund is more defensively positioned than a number of its competitors, in part because it is not as reliant on macroeconomic and risk-beta positioning to generate value. Even though this defensive positioning generally detracts from the fund’s relative performance during risk-on periods, the fund outpaced its peer-group average this fiscal year.

Outlook

Although emerging markets are not immune to global risks, their strong fundamentals should support performance. Likewise, emerging-market bond spreads being wide relative to other income sectors will give them a certain degree of protection from interest rate volatility.

We will continue to monitor a number of idiosyncratic stories. There is a heightened probability of default in Venezuela, but with the market already pricing in that scenario, we don’t expect to see much of a spillover effect. In Mexico, ongoing NAFTA negotiations and a presidential election in July 2018 will likely cause some volatility. Although China is enjoying positive short-term economic momentum, we are always looking for factors that would cause concern, given that country’s importance. We do have some concerns about refinancing risk in frontier markets over the medium term, but that likely will not be an issue in the near term.

7

Overall, our fundamental outlook remains positive. We will continue to focus most of our risk on relative value opportunities. There will likely be opportunities to be overweighted in local markets throughout the next year as inflation decreases across emerging markets, and the liquidity withdrawal and rate increases from G3 central banks should be relatively modest. Additionally, we intend to maintain a higher-than-average level of liquidity to ensure that we’re in a position to take advantage of both expected and unexpected opportunities.

Daniel Shaykevich, Portfolio Manager

Vanguard Fixed Income Group

October 24, 2017

8

Emerging Markets Bond Fund

Fund Profile
As of September 30, 2017

Financial Attributes

		J. P. Morgan
		EMBI Global
		Diversified
	Fund	Index
Number of Bonds	48	627
Yield to Maturity
(before expenses)	4.9%	5.2%
Average Coupon	8.4%	6.0%
Average Duration	6.0 years	6.8 years
Average Effective
Maturity	10.2 years	10.3 years
Ticker Symbol	VEMBX	—
Expense Ratio[1]	0.60%	—
30-Day SEC Yield	3.98%	—
Short-Term Reserves	9.4%	—

Sector Diversification (% of portfolio)

Foreign Government		100.00%

Distribution by Credit Quality (% of portfolio)

A	9.2%
Baa	32.2
Ba	26.3
Less than Ba	23.0
Not Rated	9.3

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	6.2%
1–3 Years	11.7
3–5 Years	23.2
5–7 Years	9.9
7–10 Years	18.5
10–20 Years	12.1
20–30 Years	14.6
Over 30 Years	3.8

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year.

For the fiscal year ended September 30, 2017, the expense ratio was 0.60%.

9

Emerging Markets Bond Fund

Market Diversification (% of portfolio)
Fund
Emerging Markets
Mexico	8.0%
Argentina	6.4
Brazil	6.3
Indonesia	6.2
Turkey	5.4
Russia	4.8
Supranational	4.7
Ukraine	3.7
Saudi Arabia	3.6
Hungary	3.5
Costa Rica	3.4
Columbia	3.3
Lithuania	2.7
Peru	2.6
Egypt	2.5
Panama	2.5
Iraq	2.2
Kazakhstan	2.1
Armenia	2.0
Cote d’Ivoire	2.0
Vietnam	1.9
Ghana	1.9
Serbia, Republic of	1.9
Venezuela	1.9
Kenya	1.9
Oman	1.9
Trinidad and Tobago	1.8
Guatemala	1.8
Tunisia	1.8
Chile	1.7
Honduras	1.5
China	1.2
Lebanon	0.9

10

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 10, 2016, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
Periods Ended September 30, 2017			of a $10,000
	One Year Since Inception		Investment
Emerging Markets Bond Fund	7.01%	13.31%	$12,147
J.P. Morgan EMBI Global Diversified Index	4.61	10.30	11,649
Emerging Markets Hard Currency Debt Funds Average	6.85	11.20	11,797

Fiscal-Period Total Returns (%): March 10, 2016, Through September 30, 2017
				J.P. Morgan
				EMBI Global
				Diversified
Investor Shares				Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2016	2.81%	10.70%	13.51%	11.36%
2017	5.11	1.90	7.01	4.61

See Financial Highlights for dividend and capital gains information.

11

Emerging Markets Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Argentina (5.8%)
Sovereign Bonds (5.8%)
Argentine Republic	6.875%	4/22/21	600	653
Argentine Republic	7.125%	6/28/17	50	50
Total Argentina (Cost $700)				703
Armenia (1.8%)
Sovereign Bond (1.8%)
Republic of Armenia	7.150%	3/26/25	200	224
Total Armenia (Cost $216)				224
Brazil (5.7%)
Sovereign Bonds (5.7%)
Federative Republic of Brazil	5.625%	1/7/41	100	101
[1] Petrobras Global Finance BV	5.999%	1/27/28	595	595
Total Brazil (Cost $684)				696
Chile (1.6%)
Sovereign Bond (1.6%)
[1] Empresa Nacional del Petroleo	4.500%	9/14/47	200	192
Total Chile (Cost $194)				192
China (1.1%)
Sovereign Bond (1.1%)
Nexen Energy ULC	6.400%	5/15/37	100	128
Total China (Cost $115)				128
Colombia (3.0%)
Sovereign Bonds (3.0%)
Republic of Colombia	10.375%	1/28/33	100	155
[2] Republic of Colombia	5.000%	6/15/45	200	206
Total Colombia (Cost $351)				361
Costa Rica (3.1%)
Sovereign Bonds (3.1%)
Republic of Costa Rica	4.250%	1/26/23	200	198
Republic of Costa Rica	5.625%	4/30/43	200	183
Total Costa Rica (Cost $351)				381

12

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cote d’Ivoire (1.8%)
Sovereign Bond (1.8%)
[3] Republic of Cote d’Ivoire	5.125%	6/15/25	180	220
Total Cote d’Ivoire (Cost $202)				220
Egypt (2.3%)
Sovereign Bond (2.3%)
Arab Republic of Egypt	8.500%	1/31/47	250	279
Total Egypt (Cost $253)				279
Ghana (1.8%)
Sovereign Bond (1.8%)
Republic of Ghana	7.875%	8/7/23	200	212
Total Ghana (Cost $201)				212
Guatemala (1.6%)
Sovereign Bond (1.6%)
Republic of Guatemala	4.375%	6/5/27	200	197
Total Guatemala (Cost $198)				197
Honduras (1.3%)
Sovereign Bond (1.3%)
Republic of Honduras	6.250%	1/19/27	150	162
Total Honduras (Cost $150)				162
Hungary (3.2%)
Sovereign Bond (3.2%)
Republic of Hungary	6.250%	1/29/20	355	387
Total Hungary (Cost $386)				387
Indonesia (5.6%)
Sovereign Bonds (5.6%)
Republic of Indonesia	3.750%	4/25/22	260	270
[4] Republic of Indonesia	8.375%	9/15/26	930,000	77
Republic of Indonesia	5.250%	1/17/42	300	335
Total Indonesia (Cost $648)				682
Iraq (2.0%)
Sovereign Bond (2.0%)
Republic of Iraq	6.752%	3/9/23	250	248
Total Iraq (Cost $250)				248
Kazakhstan (1.9%)
Sovereign Bond (1.9%)
Republic of Kazakhstan	3.875%	10/14/24	225	231
Total Kazakhstan (Cost $219)				231
Kenya (1.7%)
Sovereign Bond (1.7%)
Republic of Kenya	6.875%	6/24/24	200	205
Total Kenya (Cost $207)				205

13

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Lebanon (0.8%)
Sovereign Bond (0.8%)
Republic of Lebanon	6.100%	10/4/22	100	100
Total Lebanon (Cost $98)				100
Lithuania (2.5%)
Sovereign Bonds (2.5%)
Republic of Lithuania	7.375%	2/11/20	100	112
Republic of Lithuania	6.125%	3/9/21	170	191
Total Lithuania (Cost $300)				303
Mexico (7.3%)
Sovereign Bonds (7.3%)
Petroleos Mexicanos	5.500%	1/21/21	630	673
United Mexican States	4.000%	10/2/23	200	211
Total Mexico (Cost $866)				884
Oman (1.7%)
Sovereign Bond (1.7%)
Sultanate of Oman	5.375%	3/8/27	200	205
Total Oman (Cost $199)				205
Panama (2.3%)
Sovereign Bond (2.3%)
Republic of Panama	9.375%	4/1/29	185	279
Total Panama (Cost $280)				279
Peru (2.4%)
Sovereign Bonds (2.4%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	214
Republic of Peru	8.750%	11/21/33	50	79
Total Peru (Cost $280)				293
Russia (4.4%)
Sovereign Bonds (4.4%)
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	200	218
Russian Federation	5.000%	4/29/20	300	318
Total Russia (Cost $531)				536
Saudi Arabia (3.3%)
Sovereign Bond (3.3%)
Kingdom of Saudi Arabia	4.625%	10/4/47	400	402
Total Saudi Arabia (Cost $398)				402
Serbia, Republic of (1.7%)
Sovereign Bond (1.7%)
Republic of Serbia	4.875%	2/25/20	200	209
Total Serbia, Republic of (Cost $204)				209
Supranational (4.3%)
Sovereign Bonds (4.3%)
[1] Banque Ouest Africaine de Developpement	5.500%	5/6/21	300	319
[1] Banque Ouest Africaine de Developpement	5.000%	7/27/27	200	205
Total Supranational (Cost $494)				524

14

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Trinidad and Tobago (1.7%)
Sovereign Bond (1.7%)
Republic of Trinidad & Tobago	4.500%	8/4/26	200	202
Total Trinidad and Tobago (Cost $202)				202
Tunisia (1.6%)
Sovereign Bond (1.6%)
Banque Centrale de Tunisie SA	5.750%	1/30/25	200	195
Total Tunisia (Cost $180)				195
Turkey (4.9%)
Sovereign Bonds (4.9%)
Republic of Turkey	5.750%	5/11/47	400	393
[1] TC Ziraat Bankasi AS	5.125%	5/3/22	200	204
Total Turkey (Cost $602)				597
Ukraine (3.4%)
Sovereign Bonds (3.4%)
[2] Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	214
Ukraine	7.375%	9/25/32	200	195
Total Ukraine (Cost $398)				409
Venezuela (1.7%)
Sovereign Bonds (1.7%)
Bolivarian Republic of Venezuela	7.750%	10/13/19	280	125
Bolivarian Republic of Venezuela	7.000%	3/31/38	100	33
Petroleos de Venezuela SA	5.375%	4/12/27	162	49
Total Venezuela (Cost $238)				207
Vietnam (1.8%)
Sovereign Bond (1.8%)
Socialist Republic of Vietnam	4.800%	11/19/24	200	213
Total Vietnam (Cost $203)				213

			Shares
Temporary Cash Investments (9.5%)
Money Market Fund (9.5%)
[5] Vanguard Market Liquidity Fund (Cost $1,158)	1.223%		11,577	1,158
Total Temporary Cash Investments (Cost $1,158)				1,158
Total Investments (100.6%) (Cost $11,956)				12,224
Other Assets and Liabilities (-0.6%)
Other Assets [6]				556
Liabilities				(633)
Net Assets (100%)				12,147

15

Emerging Markets Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding Segregated Securities)	11,066
Affiliated Vanguard Funds	1,158
Total Investments in Securities	12,224
Investment in Vanguard	1
Receivables for Investment Securities Sold	363
Receivables for Accrued Income	167
Unrealized Appreciation—Forward Currency Contracts	11
Unrealized Appreciation—Swap Contracts	8
Other Assets [6]	6
Total Assets	12,780
Liabilities
Payables for Investment Securities Purchased	395
Payables to Vanguard	3
Variation Margin Payable—Futures Contracts	1
Other Liabilities	234
Total Liabilities	633
Net Assets	12,147

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	11,327
Overdistributed Net Investment Income	(13)
Accumulated Net Realized Gains	545
Unrealized Appreciation (Depreciation)
Investment Securities	268
Futures Contracts	(2)
Swap Contracts	8
Forward Currency Contracts	11
Foreign Currencies	3
Net Assets	12,147

Net Assets
Applicable to 1,128,871 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,147
Net Asset Value Per Share	$10.76

• See Note A in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $1,515,000, representing 12.5% of net assets.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Face amount denominated in euro.

4 Face amount denominated in Indonesian rupiah.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Cash of $9,000 has been segregated as initial margin for open futures contracts.

16

Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2017	4	501	(6)
Short Futures Contracts
Euro-Bund	December 2017	(2)	(381)	4
30-Year U.S. Treasury Bond	December 2017	(2)	(306)	—
				(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	10/16/2017	HUF	41,384	USD	157	—
BNP Paribas	10/16/2017	IDR	38,944	USD	3	—
Citibank, N.A.	10/16/2017	USD	215	EUR	179	3
BNP Paribas	10/16/2017	USD	156	HUF	40,325	3
Goldman Sachs Bank AG	10/16/2017	USD	120	TRY	429	—
BNP Paribas	10/16/2017	USD	110	KRW	124,125	2
BNP Paribas	10/16/2017	USD	70	IDR	925,050	1
BNP Paribas	10/16/2017	USD	60	BRL	188	1
BNP Paribas	10/16/2017	USD	56	MXN	1,006	1
BNP Paribas	10/16/2017	USD	9	HUF	2,359	—
						11
BRL—Brazilian real.
EUR—euro.
HUF—Hungarian forint.
IDR—Indonesian rupiah.
KRW—Korean won.
MXN—Mexican peso.
TRY—Turkish new lira.
USD—U.S. dollar.

Unrealized appreciation on open forward currency contracts, except for Indonesian rupiah, is treated as ordinary income for tax purposes.

17

Emerging Markets Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/
Moody’s Rating
Republic of
Colombia/Baa2	6/20/22	GSI	110	1.000	(1)	2	1
Russian Federation/
Ba1	6/20/22	JPMC	350	1.000	(5)	11	6
			460		(6)	13	7

Credit Protection Purchased
Federative Republic
of Brazil	12/20/22	GSI	93	(1.000)	4	(4)	—
Republic of Philippines	12/20/22	BNPSW	600	(1.000)	(10)	11	1
					(6)	7	1

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Periodic premium received/paid quarterly.
BNPSW—BNP Paribas.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank NA.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Emerging Markets Bond Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Interest[1]	618
Total Income	618
Expenses
The Vanguard Group—Note B
Management and Administrative	19
Marketing and Distribution	—
Custodian Fees	3
Auditing Fees	47
Total Expenses	69
Net Investment Income	549
Realized Net Gain (Loss)
Investment Securities Sold[1]	645
Futures Contracts	(16)
Options	(18)
Swap Contracts	52
Foreign Currencies and Forward Currency Contracts	(94)
Realized Net Gain (Loss)	569
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(325)
Futures Contracts	(5)
Options	(3)
Swap Contracts	(19)
Foreign Currencies and Forward Currency Contracts	34
Change in Unrealized Appreciation (Depreciation)	(318)
Net Increase (Decrease) in Net Assets Resulting from Operations	800

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, $0, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Emerging Markets Bond Fund

Statement of Changes in Net Assets

		March 10,
	Year Ended	2016[1] to
	September 30,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	549	290
Realized Net Gain (Loss)	569	452
Change in Unrealized Appreciation (Depreciation)	(318)	606
Net Increase (Decrease) in Net Assets Resulting from Operations	800	1,348
Distributions
Net Investment Income	(558)	(269)
Realized Capital Gain [2]	(501)	—
Total Distributions	(1,059)	(269)
Capital Share Transactions
Issued	—	10,000
Issued in Lieu of Cash Distributions	1,059	268
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	1,059	10,268
Total Increase (Decrease)	800	11,347
Net Assets
Beginning of Period	11,347	—
End of Period[3]	12,147	11,347

1 Inception.
2 Includes fiscal 2017 and 2016 short-term gain distributions totaling $478,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($13,000) and $25,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Bond Fund

Financial Highlights

	Year	March 10,
	Ended	2016[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$11.07	$10.00
Investment Operations
Net Investment Income	. 504 [2]	.286
Net Realized and Unrealized Gain (Loss) on Investments	.184	1.050
Total from Investment Operations	.688	1.336
Distributions
Dividends from Net Investment Income	(.514)	(.266)
Distributions from Realized Capital Gains	(.484)	—
Total Distributions	(.998)	(.266)
Net Asset Value, End of Period	$10.76	$11.07

Total Return [3]	7.01%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$11
Ratio of Total Expenses to Average Net Assets	0.60%	0.60%[4]
Ratio of Net Investment Income to Average Net Assets	4.79%	4.85%[4]
Portfolio Turnover Rate	261%	153%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Admiral Shares through September 30, 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing

22

Emerging Markets Bond Fund

brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2017, the fund’s average investment in forward currency contracts represented 13% of net assets, based on the average of notional amounts at each quarter-end during the period.

23

Emerging Markets Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty,

24

Emerging Markets Bond Fund

determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended September 30, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 9% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2017, the fund’s average value of options purchased and options written represented less than 1% and 0% of net assets, respectively, based on the average market values at each quarter-end during the period.

25

Emerging Markets Bond Fund

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $1,000, representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26

Emerging Markets Bond Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Sovereign Bonds	—	11,066	—
Temporary Cash Investments	1,158	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Forward Currency Contracts—Assets	—	11	—
Swap Contracts—Assets	—	8	—
Total	1,157	11,085	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Credit	Currency	Interest Rate
Statement of Assets and	Contracts	Contracts	Contracts	Total
Liabilities Caption	($000)	($000)	($000)	($000)
Unrealized Appreciation—Forward
Currency Contracts	—	11	—	11
Unrealized Appreciation—Swap Contracts	8	—	—	8
Variation Margin Payable—Futures Contracts	—	—	(1)	(1)

27

Emerging Markets Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2017, were:

	Credit	Currency	Interest Rate
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	—	—	(16)	(16)
Forward Currency Contracts	—	(149)	—	(149)
Swap Contracts	52	—	—	52
Options	—	(18)	—	(18)
Realized Net Gain (Loss) on Derivatives	52	(167)	(16)	(131)

Change in Unrealized Appreciation (Depreciation) on Derivatives

Futures Contracts	—	—	(5)	(5)
Forward Currency Contracts	—	31	—	31
Swap Contracts	(19)	—	—	(19)
Options	—	(3)	—	(3)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(19)	28	(5)	4

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2017, the fund realized net foreign currency losses of $31,000, which increased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

For tax purposes, at September 30, 2017, the fund had $494,000 of ordinary income and $46,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $11,957,000. Net unrealized appreciation of investment securities for tax purposes was $267,000, consisting of unrealized gains of $322,000 on securities that had risen in value since their purchase and $55,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $28,242,000 of investment securities and sold $28,248,000 of investment securities, other than temporary cash investments.

28

Emerging Markets Bond Fund

G. Capital shares issued and redeemed were:
	Year Ended	March 10, 2016[1] to
	September 30, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	—	1,000
Issued in Lieu of Cash Distributions	103	25
Redeemed	—	—
Net Increase (Decrease)	103	1,025
1 Inception.

At September 30, 2017, a subsidiary of Vanguard was the record or beneficial owner of 100% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Emerging
Markets Bond Fund

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Bond Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 10, 2016 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

Special 2017 tax information (unaudited) for Vanguard Emerging Markets Bond Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $24,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,062.99	$3.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.06	3.04

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.60%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
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Annual Report | September 30, 2017

Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Short-Term Bond Fund.	7
Institutional Intermediate-Term Bond Fund.	39
About Your Fund’s Expenses.	84
Glossary.	86

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Institutional Short-Term Bond Fund returned 1.10% and Vanguard Institutional Intermediate-Term Bond Fund returned 0.01% for the 12 months ended September 30, 2017. Both funds outpaced their benchmarks; the Short-Term Fund fell short of the average return of its peers.

• The prospect of tax reform and infrastructure spending contributed to a sharp increase in interest rates late last year. While short-term rates kept rising as the Federal Reserve continued to tighten monetary policy, longer-term rates eased back a little as growth and inflation expectations moderated.

• Relative to their benchmarks, the funds benefited from underweight allocations to U.S.

Treasuries and overweight positions in lower-rated bonds and asset-backed securities.

• Over the ten years ended September 30, 2017, the Short-Term Fund’s average annual return was 2.45% and the Intermediate-Term Fund’s return was 3.68%. Both funds outperformed their comparative standards.

Total Returns: Fiscal Year Ended September 30, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Institutional Short-Term Bond Fund
Institutional Plus Shares	1.76%	1.67%	-0.57%	1.10%
Bloomberg Barclays U.S. 1-3 Year Government/Credit
ex Baa Index				0.49
1–5 Year Investment-Grade Debt Funds Average				1.26
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	1.98%	1.94%	-1.93%	0.01%
Bloomberg Barclays U.S. Intermediate Aggregate ex
Baa Index				-0.04

Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Institutional Short-Term Bond Fund Institutional Plus Shares	2.45%
Bloomberg Barclays U.S. 1-3 Year Government/Credit ex Baa Index	1.95
1–5 Year Investment-Grade Debt Funds Average	2.12
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Intermediate-Term Bond Fund Institutional Plus Shares	3.68%
Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index	3.65

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions
and structures that empower shareholders
and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

Institutional Short-Term Bond Fund

Fund Profile
As of September 30, 2017

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		U.S. 1-3	U.S.
		Year	Aggregate
		Gov/Credit	Float
		ex Baa	Adjusted
	Fund	Index	Index
Number of Bonds	645	961	9,460
Yield to Maturity
(before expenses)	1.9%	1.6%	2.5%
Average Coupon	2.1%	1.9%	3%
Average Duration	1.9 years	1.9 years	6.1 years
Average Effective
Maturity	2.1 years	2 years	8.3 years
Ticker Symbol	VISTX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.76%	—	—
Short-Term
Reserves	2.3%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	32.5%
Commercial Mortgage-Backed	1.6
Finance	21.8
Foreign	14.8
Industrial	7.0
Treasury/Agency	20.7
Utilities	1.5
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Bloomberg
	Barclays
	U.S. 1-3 Year	Bloomberg
	Gov/Credit	Barclays U.S.
	ex Baa	Aggregate Float
	Index	Adjusted Index
R-Squared	0.93	0.74

Beta	0.94	0.22

Distribution by Credit Quality (% of portfolio)
U.S. Government	19.6%
Aaa	41.7
Aa	15.6
A	21.9
Not Rated	1.2

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	19.2%
1 - 3 Years	61.7
3 - 5 Years	15.1
5 - 7 Years	2.5
7 - 10 Years	1.5

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.02%.

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017

Initial Investment of $10,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2017

					Final Value
		One	Five	Ten	of a $10,000,000
		Year	Years	Years	Investment
	Institutional Short-Term Bond Fund
	Institutional Plus Shares	1.10%	1.17%	2.45%	$12,732,724
	Bloomberg Barclays U.S. 1-3 Year
• • • • • • • •
	Government/Credit ex Baa Index	0.49	0.80	1.95	12,132,761

– – – –	1–5 Year Investment-Grade Debt Funds
	Average	1.26	1.17	2.12	12,336,171

	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.06	2.07	4.30	15,228,364

For a benchmark description, see the Glossary.

1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017
				Bloomberg
				Barclays
				U.S. 1-3 Year
				Gov/Credit
				ex Baa
		Institutional Plus Shares		Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	0.00%	2.86%	2.86%	4.57%
2009	0.00	8.70	8.70	5.70
2010	0.00	3.76	3.76	3.03
2011	0.00	1.31	1.31	1.23
2012	0.00	2.21	2.21	1.16
2013	0.00	0.67	0.67	0.50
2014	0.00	1.04	1.04	0.65
2015	0.35	0.95	1.30	1.24
2016	1.37	0.38	1.75	1.11
2017	1.67	-0.57	1.10	0.49

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Institutional Short-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (20.4%)
U.S. Government Securities (2.5%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	40,000	42,371
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	74,270	74,298
	United States Treasury Note/Bond	1.125%	2/28/19	50	50
	United States Treasury Note/Bond	1.250%	8/31/19	15,200	15,133
	United States Treasury Note/Bond	1.375%	4/30/20	30	30
[1,2]	United States Treasury Note/Bond	1.375%	10/31/20	17,000	16,857
	United States Treasury Note/Bond	1.125%	8/31/21	25,000	24,360
	United States Treasury Note/Bond	1.625%	8/31/22	8,600	8,479
					181,578
Agency Bonds and Notes (17.9%)
3	AID-Jordan	2.578%	6/30/22	13,750	13,992
4	Federal Home Loan Banks	0.625%	8/7/18	5,720	5,688
4	Federal Home Loan Banks	0.875%	10/1/18	34,500	34,327
4	Federal Home Loan Banks	1.750%	12/14/18	3,000	3,010
4	Federal Home Loan Banks	1.250%	1/16/19	103,300	103,015
4	Federal Home Loan Banks	1.375%	3/18/19	78,150	78,024
4	Federal Home Loan Banks	5.375%	5/15/19	23,000	24,418
4	Federal Home Loan Banks	1.375%	5/28/19	43,250	43,157
4	Federal Home Loan Banks	0.875%	8/5/19	110,200	108,861
4	Federal Home Loan Banks	1.375%	9/28/20	36,250	35,909
5	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	200,130	199,097
5	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	66,050	65,679
5	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	131,250	130,835
5	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	49,300	48,994
5	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	6,300	6,285
5	Federal Home Loan Mortgage Corp.	1.625%	9/29/20	42,750	42,657
5	Federal National Mortgage Assn.	1.375%	1/28/19	17,000	16,980
5	Federal National Mortgage Assn.	1.000%	2/26/19	35,225	34,993
5	Federal National Mortgage Assn.	0.875%	8/2/19	8,100	8,002
5	Federal National Mortgage Assn.	1.000%	8/28/19	6,750	6,681
5	Federal National Mortgage Assn.	1.000%	10/24/19	130,950	129,451
5	Federal National Mortgage Assn.	1.500%	7/30/20	100,500	100,003
5	Federal National Mortgage Assn.	1.875%	4/5/22	41,950	41,771
5	Federal National Mortgage Assn.	1.875%	9/24/26	13,750	13,069
4	Financing Corp.	0.000%	11/2/18	3,090	3,039
					1,297,937

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (0.0%)
[5,6]	Freddie Mac Gold Pool	6.000%	4/1/28	10	11
Total U.S. Government and Agency Obligations (Cost $1,486,539)					1,479,526
Asset-Backed/Commercial Mortgage-Backed Securities (35.6%)
6	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	6,230	6,228
6	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	10,990	11,007
6	Ally Auto Receivables Trust 2016-1	1.730%	11/16/20	19,500	19,500
6	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	16,385	16,388
6	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	16,710	16,705
[6,7]	American Express Credit Account Master
	Trust 2014-1	1.604%	12/15/21	38,834	38,990
[6,7]	American Express Credit Account Master
	Trust 2017-5	1.614%	2/18/25	6,390	6,417
[6,8]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	2,055	2,203
[6,8]	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	447	466
[6,8]	Avis Budget Rental Car Funding AESOP LLC
	2017-1A	3.070%	9/20/23	4,735	4,781
6	BA Credit Card Trust 2017-A2	1.840%	1/17/23	2,070	2,063
6	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	344	359
6	BANK 2017 - BNK4	3.625%	5/15/50	410	426
6	BANK 2017 - BNK5	3.390%	6/15/60	430	439
6	BANK 2017 - BNK6	3.518%	7/15/60	220	227
[6,8,9] Bank of America Student Loan Trust 2010-1A		2.114%	2/25/43	3,630	3,639
8	Bank of Montreal	1.750%	6/15/21	15,060	14,781
	Bank of Nova Scotia	1.875%	4/26/21	35,090	34,530
8	Bank of Nova Scotia	1.875%	9/20/21	27,900	27,407
[6,7]	Barclays Dryrock Issuance Trust 2017-2	1.534%	5/15/23	6,390	6,399
[6,7,8] BMW Floorplan Master Owner Trust 2015-1A		1.734%	7/15/20	28,865	28,940
[6,9]	Brazos Higher Education Authority Inc.
	Series 2005-3	1.528%	6/25/26	2,640	2,624
[6,9]	Brazos Higher Education Authority Inc.
	Series 2011-1	2.117%	2/25/30	3,649	3,672
6	Cabela’s Credit Card Master Note Trust
	2015-1A	2.260%	3/15/23	5,500	5,527
[6,7]	Cabela’s Credit Card Master Note Trust
	2015-2	1.904%	7/17/23	12,475	12,565
[6,7]	Cabela’s Credit Card Master Note Trust
	2016-1	2.084%	6/15/22	55,030	55,597
6	Capital One Multi-Asset Execution Trust
	2015-A4	2.750%	5/15/25	17,420	17,904
[6,7]	Capital One Multi-Asset Execution Trust
	2016-A2	1.864%	2/15/24	10,720	10,861
[6,7,8] CARDS II Trust 2016-1A		1.934%	7/15/21	19,670	19,739
[6,7,8] CARDS II Trust 2017-1A		1.604%	4/18/22	23,060	23,101
6	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	8,300	8,310
6	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	6,530	6,532
6	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	5,075	5,081
6	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	11,970	11,966
6	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	23,320	23,163
6	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	11,090	10,969
6	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	12,120	12,109
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	580	604

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	210	217
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	190	194
6	CenterPoint Energy Transition Bond Co. IV
	LLC 2012-1	2.161%	10/15/21	11,387	11,427
[6,8]	CFCRE Commercial Mortgage Trust 2011-C2	5.945%	12/15/47	1,609	1,796
6	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,012	2,063
[6,8]	Chrysler Capital Auto Receivables Trust
	2015-BA	2.260%	10/15/20	11,170	11,221
[6,8]	Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	21,280	21,274
[6,8]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	10,570	10,537
[6,8]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.870%	2/15/22	5,870	5,802
[6,7]	Citibank Credit Card Issuance Trust 2017-A5	1.856%	4/22/26	9,390	9,487
6	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	291	297
[6,8]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	349	363
6	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	3,882	3,885
6	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	571	581
6	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	177	186
6	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	2,186	2,324
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	1,047	1,091
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	1,617	1,704
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	576	600
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	205	210
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	471	484
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	2,091	2,176
6	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	1,076	1,085
[6,10] Citigroup Commercial Mortgage Trust
	2017-P8	3.465%	9/15/50	450	463
6	CNH Equipment Trust 2016-B	1.970%	11/15/21	8,340	8,319
6	CNH Equipment Trust 2017-B	2.170%	4/17/23	4,900	4,916
6	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	221	227
6	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	700	731
6	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	288	291
6	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	241	244
6	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	177	179
6	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	684	726
6	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	598	647
6	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	336	351
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	877	938

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/12/46	461	498
6	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	1,572	1,704
[6,8]	COMM 2013-CCRE9 Mortgage Trust	4.396%	7/10/45	2,461	2,629
[6,8]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	258	270
6	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	130	140
6	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	745	755
[6,8]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	807	816
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	305	329
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	766	814
6	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	272	287
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	20	21
6	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	1,964	2,063
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	1,596	1,656
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,098	1,135
6	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,232	1,304
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	440	449
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	341	358
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	30	30
8	Commonwealth Bank of Australia	2.000%	6/18/19	21,387	21,377
6	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	20	21
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	422	442
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	970	993
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	560	570
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	400	406
6,7	Discover Card Execution Note Trust 2016-A2	1.774%	9/15/21	14,310	14,400
6	Discover Card Execution Note Trust 2017-A4	2.530%	10/15/26	31,510	31,594
6,7	Discover Card Execution Note Trust 2017-A5	1.834%	12/15/26	16,020	16,178
8	DNB Boligkreditt AS	1.450%	3/21/18	4,035	4,030
[6,8]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	12,450	12,407
[6,8]	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	4,580	4,569
[6,7,8] Evergreen Credit Card Trust Series 2016-1		1.954%	4/15/20	17,410	17,459
[6,7,8] Evergreen Credit Card Trust Series 2016-3		1.734%	11/16/20	10,640	10,683
[5,6]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	11,797	11,738
6	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	12,650	12,622
[6,7]	First National Master Note Trust 2017-1	1.634%	4/18/22	21,920	21,936
[6,8]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	14,450	14,555
[6,8]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,120	1,130
6	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	16,855	16,844
[6,8]	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	37,000	37,432
6	Ford Credit Auto Owner Trust 2016-A	1.600%	6/15/21	12,130	12,085
[6,8]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	35,255	35,445
[6,8]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	25,450	25,308
[6,8]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	54,570	55,202
[6,8]	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	28,070	27,983
[6,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	1.734%	2/15/21	42,840	42,992
[6,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-3	1.854%	7/15/21	24,830	24,984
[6,7]	Ford Credit Floorplan Master Owner Trust A
	Series 2016-4	1.764%	7/15/20	19,200	19,251
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-1	2.070%	5/15/22	59,120	59,283
6	GM Financial Automobile Leasing Trust
	2015-1	1.730%	6/20/19	3,120	3,121

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	GM Financial Automobile Leasing Trust
	2015-3	1.690%	3/20/19	11,950	11,952
6	GM Financial Automobile Leasing Trust
	2017-1	2.260%	8/20/20	9,200	9,259
6	GM Financial Automobile Leasing Trust
	2017-2	2.180%	6/21/21	5,520	5,505
6	GM Financial Automobile Leasing Trust
	2017-3	1.720%	1/21/20	25,630	25,593
6	GM Financial Automobile Leasing Trust
	2017-3	2.010%	11/20/20	10,880	10,881
6	GM Financial Automobile Leasing Trust
	2017-3	2.120%	9/20/21	3,500	3,504
[6,7,8] GMF Floorplan Owner Revolving Trust
	2016-1	2.084%	5/17/21	28,850	29,116
[6,8]	GMF Floorplan Owner Revolving Trust
	2017-2	2.130%	7/15/22	26,530	26,446
[6,7,8] Golden Credit Card Trust 2014-2A		1.684%	3/15/21	25,433	25,494
[6,7,8] Golden Credit Card Trust 2016-1A		1.834%	1/15/20	93,590	93,719
[6,8]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	76,660	76,069
[6,7,8] Golden Credit Card Trust 2017-4A		1.754%	7/15/24	18,210	18,236
[6,8,9] Gosforth Funding 2016-1A plc		2.015%	2/15/58	25,248	25,306
[6,8]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	117	127
6	GS Mortgage Securities Trust 2013-GC13	4.169%	7/10/46	805	866
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	701	715
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	2,460	2,602
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	150	156
[6,8]	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	10,525	10,464
[6,8]	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	7,255	7,235
[6,8]	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	2,605	2,593
[6,8]	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	1,710	1,716
6	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	7,720	7,722
[6,8]	Hyundai Auto Lease Securitization Trust
	2017-B	2.130%	3/15/21	13,650	13,623
6	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	11,030	11,031
6	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	5,940	5,928
[6,8]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	8,360	8,337
9	Illinois Student Assistance Commission
	Series 2010-1	2.364%	4/25/22	1,145	1,150
[6,8]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	1,333	1,366
6	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,845	1,847
6	John Deere Owner Trust 2016-B	1.490%	5/15/23	1,935	1,925
6	John Deere Owner Trust 2017-A	2.110%	12/15/23	10,750	10,797
6	John Deere Owner Trust 2017-B	2.110%	7/15/24	5,940	5,946
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	88	91
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	3.616%	11/15/43	32	32
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	4.070%	11/15/43	239	250
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	1,768	1,781
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	400	425

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.588%	8/15/46	673	736
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	3,003	3,182
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	251	254
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,283	1,309
[6,8]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	846	870
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	1,353	1,440
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	234	244
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	184	194
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	900	967
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	607	614
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	60	62
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	170	175
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.664%	7/15/45	1,223	1,282
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	4.161%	7/15/45	1,425	1,498
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.761%	8/15/46	170	178
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	252	269
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	3.659%	11/15/45	194	202
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	4.199%	1/15/47	834	897
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	1,085	1,157
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.439%	2/15/47	544	580
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C19	3.997%	4/15/47	100	106
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	3.493%	8/15/47	190	196
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C24	3.639%	11/15/47	853	890
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	470	492
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	340	348
[6,8]	Kubota Credit Owner Trust 2017-1A	2.160%	3/15/24	3,870	3,860
6	LB-UBS Commercial Mortgage Trust 2008-C1	6.319%	4/15/41	2,435	2,477
[6,7,8] Master Credit Card Trust II Series 2016-1A		1.987%	9/23/19	43,020	43,146
[6,7,8] Mercedes-Benz Master Owner Trust 2016-B		1.934%	5/17/21	9,730	9,800
[6,7,8] Mercedes-Benz Master Owner Trust 2017-B		1.654%	5/16/22	25,700	25,773

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,8	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	1,403	1,405
6,8	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	2,958	2,964
6,8	MMAF Equipment Finance LLC 2013-AA	1.680%	5/11/20	3,828	3,829
6,8	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	7,037	7,114
6,8	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	7,480	7,424
6,8	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	10,320	10,346
6,8	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	5,160	5,189
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.176%	8/15/45	399	410
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	387	401
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C6	2.858%	11/15/45	201	204
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.219%	7/15/46	1,810	1,944
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.960%	8/15/46	873	925
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	4.315%	8/15/46	130	139
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	3.824%	10/15/46	193	202
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	50	54
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C13	4.039%	11/15/46	75	80
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.064%	2/15/47	194	207
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.384%	2/15/47	194	206
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	1,214	1,278
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.051%	4/15/47	1,645	1,753
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	1,385	1,462
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.094%	6/15/47	361	380
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C22	3.306%	4/15/48	659	668
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.451%	7/15/50	20	21
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	130	136
6,8	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	883	888
[6,7,8,10] Motor plc 2017 1A		1.773%	9/25/24	14,360	14,360
8	National Australia Bank Ltd.	2.250%	3/16/21	22,840	22,814
6,7	Navient Student Loan Trust 2014-8	1.677%	4/25/23	20,486	20,542
6,7	Navient Student Loan Trust 2015-3	1.887%	6/26/56	16,600	16,645
6,7,8	Navient Student Loan Trust 2016-2	2.287%	6/25/65	5,810	5,891
6,7,8	Navient Student Loan Trust 2016-3	2.087%	6/25/65	5,140	5,200
6,7,8	Navient Student Loan Trust 2016-6A	1.987%	3/25/66	35,210	35,322
6,7,8	Navient Student Loan Trust 2017-1	1.987%	7/26/66	12,020	12,162
6,7,8	Navient Student Loan Trust 2017-3A	1.837%	7/26/66	8,910	8,971
6,7,8	Navient Student Loan Trust 2017-4A	1.737%	9/27/66	7,760	7,789

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,7,8	Navistar Financial Dealer Note Master Trust
	II 2017-1A	2.017%	6/27/22	11,440	11,446
6,8	NextGear Floorplan Master Owner Trust
	2016-1A	2.740%	4/15/21	8,250	8,314
6	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	14,210	14,225
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	5,130	5,119
6	Nissan Auto Receivables 2015-A Owner
	Trust	1.500%	9/15/21	27,560	27,493
6,7	Nissan Master Owner Trust Receivables
	Series 2016-A	1.874%	6/15/21	41,710	42,042
9	North Carolina State Education Assistance
	Authority 2011-1	2.214%	1/26/26	696	696
6,8	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	481	513
6,8	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	250	251
6,7,8	PHEAA Student Loan Trust 2016-2A	2.187%	11/25/65	14,933	14,970
	Royal Bank of Canada	2.200%	9/23/19	14,165	14,212
	Royal Bank of Canada	2.100%	10/14/20	23,750	23,708
6	Royal Bank of Canada	1.875%	2/5/21	4,900	4,878
	Royal Bank of Canada	2.300%	3/22/21	13,995	13,979
6,8	Securitized Term Auto Receivables
	Trust 2016-1A	1.524%	3/25/20	14,660	14,584
6,8	Securitized Term Auto Receivables
	Trust 2016-1A	1.794%	2/25/21	13,660	13,561
6,8	Securitized Term Auto Receivables
	Trust 2017-1A	1.890%	8/25/20	26,230	26,195
6,8	Securitized Term Auto Receivables
	Trust 2017-1A	2.209%	6/25/21	7,900	7,907
[6,8,10]	Securitized Term Auto Receivables
	Trust 2017-2A	2.040%	4/26/21	10,990	10,990
[6,8,10]	Securitized Term Auto Receivables
	Trust 2017-2A	2.289%	3/25/22	3,690	3,690
6,9	SLM Student Loan Trust 2003-14	1.544%	1/25/23	3,880	3,879
6,9	SLM Student Loan Trust 2005-5	1.414%	4/25/25	3,464	3,462
6,9	SLM Student Loan Trust 2005-6	1.424%	7/27/26	907	907
6,7	SLM Student Loan Trust 2013-6	1.737%	2/25/21	22	22
6,7	SLM Student Loan Trust 2014-1	1.617%	7/26/21	2,047	2,047
6	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	2,622	2,620
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	2,160	2,138
8	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	3,097	3,089
6,8	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	8,341	8,284
8	Swedbank Hypotek AB	1.375%	3/28/18	3,868	3,863
6	Synchrony Credit Card Master Note
	Trust 2015-1	2.370%	3/15/23	13,760	13,886
6	Synchrony Credit Card Master Note
	Trust 2015-2	1.600%	4/15/21	14,360	14,363
6	Synchrony Credit Card Master Note
	Trust 2015-4	2.380%	9/15/23	22,600	22,830
6	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	19,410	19,276
6	Synchrony Credit Card Master Note Trust
	Series 2012-2	2.220%	1/15/22	16,577	16,677
6,7,8	Trillium Credit Card Trust II 2016-1A	1.958%	5/26/21	66,330	66,542
6	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	192	202
6,8	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	1,551	1,574

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	228	230
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.244%	4/10/46	30	31
6	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	6,960	6,945
[6,8]	Verizon Owner Trust 2017-1A	2.060%	9/20/21	20,500	20,566
[6,8]	Verizon Owner Trust 2017-2A	1.920%	12/20/21	25,370	25,346
[6,8]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	1,428	1,451
[6,8]	Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	5,160	5,153
[6,8]	Volvo Financial Equipment LLC Series
	2017-1A	2.210%	11/15/21	4,970	4,973
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	326	331
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	279	285
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	203	213
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	784	845
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.430%	7/15/46	272	290
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	290	293
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	70	73
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	484	507
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	50	53
6	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	560	573
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	520	531
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	240	249
[6,7]	Wells Fargo Dealer Floorplan Master Note
	Trust Series 2015-2	1.886%	1/20/22	18,460	18,575
8	Westpac Banking Corp.	1.850%	11/26/18	13,270	13,266
8	Westpac Banking Corp.	2.250%	11/9/20	13,440	13,440
8	Westpac Banking Corp.	2.100%	2/25/21	1,160	1,155
[6,8]	WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	269	285
6	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	262	272
6	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	584	610
6	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	169	173
6	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	400	406
6	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	440	448
6	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	231	241

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	396	425
6	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	167	174
6	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	221	231
6	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	790	851
6	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	10	10
6	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	80	85
6	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	643	682
6	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	1,521	1,575
6	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	40	42
6	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	827	882
[6,8]	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	1,945	1,938
6	World Financial Network Credit Card Master
	Note Trust Series 2012-D	2.150%	4/17/23	20,637	20,718
6	World Financial Network Credit Card Master
	Note Trust Series 2013-A	1.610%	12/15/21	6,191	6,192
[6,7]	World Financial Network Credit Card Master
	Note Trust Series 2015-A	1.714%	2/15/22	11,160	11,179
6	World Financial Network Credit Card Master
	Note Trust Series 2015-B	2.550%	6/17/24	3,030	3,061
6	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	13,950	13,953
6	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	26,830	26,624
6	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	8,800	8,821
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,567,785)					2,573,567
Corporate Bonds (27.4%)
Finance (19.5%)
	Banking (18.7%)
8	ABN AMRO Bank NV	2.500%	10/30/18	2,750	2,772
	American Express Credit Corp.	1.875%	5/3/19	6,670	6,651
8	ANZ New Zealand International Ltd.	2.250%	2/1/19	13,630	13,693
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	8,115	8,110
	Bank of America NA	1.750%	6/5/18	1,221	1,221
	Bank of America NA	2.050%	12/7/18	16,080	16,132
	Bank of Nova Scotia	1.650%	6/14/19	8,170	8,148
	Bank of Nova Scotia	2.350%	10/21/20	3,890	3,921
	Bank of Nova Scotia	2.700%	3/7/22	2,765	2,795
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	2,270	2,268
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.700%	9/9/18	300	302
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	6,240	6,246
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	4,860	4,876
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	3,355	3,364
8	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	7,487	7,572
8	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	17,540	17,572
8	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	22,904	22,891

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
8 Banque Federative du Credit Mutuel SA	2.750%	10/15/20	12,215	12,354
8 Banque Federative du Credit Mutuel SA	2.500%	4/13/21	3,995	3,998
Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,255	1,255
Canadian Imperial Bank of Commerce	2.100%	10/5/20	21,825	21,777
Citibank NA	2.100%	6/12/20	8,110	8,114
Commonwealth Bank of Australia	1.625%	3/12/18	5,310	5,311
Commonwealth Bank of Australia	2.500%	9/20/18	7,220	7,276
Commonwealth Bank of Australia	1.750%	11/2/18	6,137	6,127
Commonwealth Bank of Australia	2.300%	9/6/19	19,150	19,299
8 Commonwealth Bank of Australia	5.000%	10/15/19	10,177	10,768
8 Commonwealth Bank of Australia	2.050%	9/18/20	23,555	23,441
Commonwealth Bank of Australia	2.400%	11/2/20	2,790	2,801
Commonwealth Bank of Australia	2.550%	3/15/21	4,780	4,797
8 Commonwealth Bank of Australia	2.000%	9/6/21	5,010	4,920
8 Commonwealth Bank of Australia	2.750%	3/10/22	4,395	4,425
Cooperatieve Rabobank UA	2.250%	1/14/19	11,020	11,101
Cooperatieve Rabobank UA	2.500%	1/19/21	1,795	1,813
Credit Suisse AG	1.700%	4/27/18	13,685	13,695
8 Danske Bank A/S	1.650%	9/6/19	8,227	8,170
8 Danske Bank A/S	2.750%	9/17/20	7,260	7,360
8 Danske Bank A/S	2.700%	3/2/22	4,705	4,726
8 DNB Bank ASA	2.125%	10/2/20	14,850	14,839
Fifth Third Bank	2.150%	8/20/18	6,448	6,475
Fifth Third Bank	1.625%	9/27/19	8,940	8,883
Goldman Sachs Group Inc.	5.950%	1/18/18	21,905	22,176
Goldman Sachs Group Inc.	2.375%	1/22/18	39,705	39,790
Goldman Sachs Group Inc.	6.150%	4/1/18	15,680	16,017
Goldman Sachs Group Inc.	2.900%	7/19/18	34,109	34,389
Goldman Sachs Group Inc.	2.625%	1/31/19	11,570	11,666
Goldman Sachs Group Inc.	2.600%	12/27/20	6,605	6,642
Goldman Sachs Group Inc.	2.625%	4/25/21	1,965	1,973
HSBC Holdings plc	2.650%	1/5/22	11,630	11,642
HSBC USA Inc.	1.500%	11/13/17	9,630	9,629
HSBC USA Inc.	1.625%	1/16/18	25,090	25,097
HSBC USA Inc.	1.700%	3/5/18	4,343	4,346
Huntington National Bank	2.200%	11/6/18	5,527	5,546
Huntington National Bank	2.375%	3/10/20	4,670	4,695
8 ING Bank NV	2.000%	11/26/18	5,810	5,810
8 ING Bank NV	2.300%	3/22/19	8,511	8,549
JPMorgan Chase & Co.	6.000%	1/15/18	46,352	46,928
JPMorgan Chase & Co.	1.800%	1/25/18	12,966	12,972
JPMorgan Chase & Co.	1.700%	3/1/18	38,317	38,327
JPMorgan Chase & Co.	2.200%	10/22/19	11,741	11,808
JPMorgan Chase & Co.	2.250%	1/23/20	5,730	5,758
JPMorgan Chase & Co.	2.750%	6/23/20	4,950	5,044
JPMorgan Chase & Co.	2.550%	10/29/20	28,372	28,691
JPMorgan Chase & Co.	2.550%	3/1/21	10,241	10,317
6 JPMorgan Chase & Co.	2.776%	4/25/23	7,985	8,015
JPMorgan Chase Bank NA	6.000%	10/1/17	11,790	11,791
Manufacturers & Traders Trust Co.	2.050%	8/17/20	4,200	4,186
Manufacturers & Traders Trust Co.	2.500%	5/18/22	2,490	2,492
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	8,395	8,527
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	5,430	5,360
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	11,255	11,235
8 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	2,625	2,640

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
8	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	16,860	16,988
	Morgan Stanley	1.875%	1/5/18	6,400	6,404
	Morgan Stanley	2.125%	4/25/18	41,310	41,405
	Morgan Stanley	2.200%	12/7/18	1,088	1,092
	Morgan Stanley	2.500%	1/24/19	10,235	10,307
	Morgan Stanley	2.450%	2/1/19	3,976	4,003
	Morgan Stanley	2.500%	4/21/21	13,005	13,024
	Morgan Stanley	2.625%	11/17/21	11,125	11,124
	Morgan Stanley	2.750%	5/19/22	5,890	5,909
9	Morgan Stanley	2.532%	5/8/24	4,140	4,191
	MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,799
	MUFG Union Bank NA	2.625%	9/26/18	5,970	6,020
	MUFG Union Bank NA	2.250%	5/6/19	4,580	4,594
	National Australia Bank Ltd.	2.300%	7/25/18	3,860	3,880
	National Australia Bank Ltd.	2.000%	1/14/19	6,293	6,306
	National Australia Bank Ltd.	1.375%	7/12/19	13,000	12,880
	National Australia Bank Ltd.	2.250%	1/10/20	6,000	6,017
	National Bank of Canada	2.100%	12/14/18	6,815	6,832
	National Bank of Canada	2.150%	6/12/20	11,205	11,195
8	Nordea Bank AB	1.625%	9/30/19	3,750	3,724
	PNC Bank NA	1.450%	7/29/19	8,535	8,466
	Royal Bank of Canada	1.800%	7/30/18	2,411	2,415
	Royal Bank of Canada	2.000%	12/10/18	5,235	5,252
	Royal Bank of Canada	2.150%	3/15/19	17,304	17,408
	Royal Bank of Canada	1.500%	7/29/19	13,015	12,943
	Royal Bank of Canada	2.125%	3/2/20	19,235	19,317
	Royal Bank of Canada	2.350%	10/30/20	8,389	8,453
	Santander UK plc	3.050%	8/23/18	11,250	11,370
	Santander UK plc	2.000%	8/24/18	7,787	7,798
	Santander UK plc	2.500%	3/14/19	10,220	10,305
8	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	9,085	9,091
8	Skandinaviska Enskilda Banken AB	2.375%	3/25/19	7,040	7,090
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	4,895	4,789
	Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	2,153	2,157
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	5,765	5,806
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	1,250	1,254
	Svenska Handelsbanken AB	2.500%	1/25/19	7,835	7,900
	Svenska Handelsbanken AB	2.250%	6/17/19	5,500	5,525
	Svenska Handelsbanken AB	1.500%	9/6/19	13,625	13,528
	Svenska Handelsbanken AB	1.950%	9/8/20	13,085	13,037
	Svenska Handelsbanken AB	1.875%	9/7/21	3,015	2,957
8	Swedbank AB	1.750%	3/12/18	17,350	17,365
8	Swedbank AB	2.800%	3/14/22	4,535	4,583
	Toronto-Dominion Bank	1.450%	8/13/19	22,525	22,386
	Toronto-Dominion Bank	1.850%	9/11/20	15,895	15,827
8	UBS AG	2.200%	6/8/20	10,820	10,809
8	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,304	5,362
[6,8]	UBS Group Funding Switzerland AG	2.859%	8/15/23	6,125	6,096
	Wachovia Corp.	5.750%	2/1/18	12,660	12,830
	Wells Fargo & Co.	2.100%	7/26/21	6,450	6,374
	Wells Fargo Bank NA	1.650%	1/22/18	21,087	21,098
	Wells Fargo Bank NA	1.800%	11/28/18	8,845	8,855
	Wells Fargo Bank NA	2.150%	12/6/19	11,830	11,884
	Westpac Banking Corp.	1.600%	1/12/18	3,390	3,392
	Westpac Banking Corp.	2.250%	7/30/18	9,010	9,045

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	2.250%	1/17/19	13,390	13,451
Westpac Banking Corp.	1.600%	8/19/19	28,105	27,988
Westpac Banking Corp.	4.875%	11/19/19	25,460	26,940
Westpac Banking Corp.	2.000%	8/19/21	4,540	4,471

Finance Companies (0.1%)
GE Capital International Funding Co.	2.342%	11/15/20	9,940	9,982

Insurance (0.7%)
8 AIG Global Funding	2.700%	12/15/21	2,335	2,351
8 MassMutual Global Funding II	1.950%	9/22/20	5,035	5,006
MetLife Inc.	1.903%	12/15/17	18,000	18,008
8 Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	1,016
8 New York Life Global Funding	1.950%	9/28/20	5,950	5,856
8 Reliance Standard Life Global Funding II	2.150%	10/15/18	15,550	15,560
8 Reliance Standard Life Global Funding II	3.050%	1/20/21	1,610	1,624
				1,410,031
Industrial (6.8%)
Basic Industry (0.2%)
8 Air Liquide Finance SA	1.375%	9/27/19	3,835	3,795
Airgas Inc.	2.375%	2/15/20	7,185	7,219
Airgas Inc.	3.050%	8/1/20	1,290	1,299

Capital Goods (2.0%)
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,575	11,325
Caterpillar Financial Services Corp.	1.900%	3/22/19	17,625	17,664
Caterpillar Financial Services Corp.	2.250%	12/1/19	13,660	13,773
Caterpillar Financial Services Corp.	2.100%	1/10/20	6,015	6,011
Caterpillar Financial Services Corp.	1.850%	9/4/20	17,405	17,258
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,410	4,450
Caterpillar Financial Services Corp.	1.931%	10/1/21	5,785	5,705
Caterpillar Financial Services Corp.	2.400%	6/6/22	3,115	3,113
Caterpillar Inc.	7.900%	12/15/18	9,000	9,658
John Deere Capital Corp.	5.750%	9/10/18	12,315	12,776
John Deere Capital Corp.	1.950%	1/8/19	15,070	15,065
John Deere Capital Corp.	2.200%	3/13/20	8,815	8,876
John Deere Capital Corp.	2.375%	7/14/20	6,140	6,197
Komatsu Mining Corp.	5.125%	10/15/21	11,942	13,104

Communication (0.6%)
America Movil SAB de CV	5.625%	11/15/17	32,700	32,781
America Movil SAB de CV	5.000%	3/30/20	1,265	1,350
8 NBCUniversal Enterprise Inc.	1.974%	4/15/19	8,785	8,815

Consumer Cyclical (0.9%)
Alibaba Group Holding Ltd.	1.625%	11/28/17	2,500	2,500
American Honda Finance Corp.	2.125%	10/10/18	11,670	11,727
American Honda Finance Corp.	1.950%	7/20/20	8,725	8,708
8 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	10,867	10,883
8 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	6,360	6,380
8 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	5,467	5,442
8 Harley-Davidson Financial Services Inc.	2.400%	6/15/20	1,440	1,441
8 Harley-Davidson Funding Corp.	6.800%	6/15/18	4,760	4,923
Lowe’s Cos. Inc.	1.150%	4/15/19	2,320	2,302
8 Nissan Motor Acceptance Corp.	2.000%	3/8/19	6,090	6,093

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
8 Nissan Motor Acceptance Corp.	2.150%	7/13/20	3,050	3,052
8 Nissan Motor Acceptance Corp.	2.150%	9/28/20	4,365	4,362
PACCAR Financial Corp.	1.750%	8/14/18	910	911

Consumer Noncyclical (1.0%)
Altria Group Inc.	9.250%	8/6/19	16,350	18,505
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	240	240
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	12,238	12,266
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	4,475	4,805
Gilead Sciences Inc.	1.850%	9/4/18	4,115	4,119
Gilead Sciences Inc.	1.850%	9/20/19	3,500	3,502
Gilead Sciences Inc.	2.350%	2/1/20	12,985	13,123
Gilead Sciences Inc.	2.550%	9/1/20	11,180	11,382
Medtronic Inc.	1.375%	4/1/18	6,700	6,698

Energy (1.2%)
BP Capital Markets plc	2.241%	9/26/18	13,800	13,885
BP Capital Markets plc	4.750%	3/10/19	8,700	9,066
BP Capital Markets plc	1.676%	5/3/19	17,700	17,672
BP Capital Markets plc	4.500%	10/1/20	2,750	2,933
Shell International Finance BV	2.000%	11/15/18	9,200	9,227
Shell International Finance BV	1.375%	5/10/19	35,000	34,823

Other Industrial (0.4%)
8 CK Hutchison International 17 Ltd.	2.250%	9/29/20	10,900	10,865
8 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	14,665	15,840

Technology (0.2%)
Baidu Inc.	3.250%	8/6/18	10,100	10,212
QUALCOMM Inc.	1.850%	5/20/19	4,415	4,426
QUALCOMM Inc.	2.100%	5/20/20	3,865	3,886

Transportation (0.3%)
Burlington Northern Santa Fe LLC	4.700%	10/1/19	7,727	8,147
6 Delta Air Lines 2012-1 Class A Pass
Through Trust	4.750%	11/7/21	7,707	8,052
6 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	4,018	4,375
				497,007
Utilities (1.1%)
Electric (1.0%)
Arizona Public Service Co.	8.750%	3/1/19	760	831
Connecticut Light & Power Co.	5.500%	2/1/19	3,610	3,771
Duke Energy Florida LLC	4.550%	4/1/20	200	212
Georgia Power Co.	2.000%	9/8/20	7,500	7,468
MidAmerican Energy Co.	2.400%	3/15/19	2,785	2,808
National Rural Utilities Cooperative
Finance Corp.	10.375%	11/1/18	23,852	25,963
Oklahoma Gas & Electric Co.	6.350%	9/1/18	13,400	13,932
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,000	1,045
Pacific Gas & Electric Co.	8.250%	10/15/18	2,280	2,424
Pacific Gas & Electric Co.	3.500%	10/1/20	7,305	7,591
Public Service Electric & Gas Co.	3.500%	8/15/20	1,182	1,226
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,240	1,299

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
	Atmos Energy Corp.	8.500%	3/15/19	8,720	9,536
					78,106
Total Corporate Bonds (Cost $1,985,051)					1,985,144
Sovereign Bonds (14.4%)
	African Development Bank	1.000%	11/2/18	36,330	36,099
8	Avi Funding Co. Ltd.	2.850%	9/16/20	6,700	6,697
8	Banco del Estado de Chile	2.000%	11/9/17	7,095	7,077
8	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	36,700	36,624
8	Bank Nederlandse Gemeenten NV	1.000%	9/20/18	10,000	9,937
8	Caisse d’Amortissement de la Dette Sociale	1.375%	1/29/18	1,825	1,825
8	CDP Financial Inc.	4.400%	11/25/19	11,228	11,813
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	16,820	16,802
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,050	1,055
	Corp. Andina de Fomento	2.200%	7/18/20	2,641	2,644
8	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	7,275	7,608
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,800	1,883
8	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	6,875	7,389
8	CPPIB Capital Inc.	1.250%	9/20/19	37,285	36,922
[8,11] Dexia Credit Local SA		1.875%	9/15/21	9,080	8,893
8	Dexia Credit Local SA	2.375%	9/20/22	9,300	9,257
8	Electricite de France SA	6.500%	1/26/19	1,825	1,933
	European Investment Bank	1.000%	3/15/18	13,775	13,758
	European Investment Bank	1.875%	3/15/19	18,375	18,443
	European Investment Bank	2.500%	4/15/21	11,025	11,241
	Export-Import Bank of Korea	1.500%	10/21/19	17,250	16,959
	Export-Import Bank of Korea	5.125%	6/29/20	1,375	1,466
	Export-Import Bank of Korea	4.000%	1/29/21	4,775	4,959
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	7,000	7,091
	FMS Wertmanagement AoeR	1.625%	11/20/18	9,175	9,175
8	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	6,360	6,316
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,500	4,502
	International Finance Corp.	1.750%	9/4/18	9,000	9,016
12	Japan Bank for International Cooperation	1.750%	7/31/18	4,600	4,600
12	Japan Bank for International Cooperation	1.750%	11/13/18	7,575	7,565
	Japan Finance Organization for Municipalities	1.375%	4/18/18	4,000	3,988
8	Japan Finance Organization for Municipalities	2.125%	3/6/19	13,775	13,757
13	KFW	1.000%	6/11/18	11,475	11,438
13	KFW	1.000%	9/7/18	10,000	9,951
13	KFW	1.875%	4/1/19	4,600	4,617
13	KFW	4.000%	1/27/20	4,125	4,342
	Kingdom of Saudi Arabia	2.375%	10/26/21	12,700	12,529
	Kingdom of Saudi Arabia	2.875%	3/4/23	6,650	6,632
	Kingdom of Sweden	1.500%	7/25/19	23,555	23,501
8	Kommunalbanken AS	1.000%	3/15/18	2,750	2,744
8	Kommunalbanken AS	1.125%	5/23/18	7,350	7,333
8	Kommunalbanken AS	1.375%	11/23/18	87,031	86,809
8	Kommunalbanken AS	2.125%	3/15/19	12,850	12,925
8	Kommunalbanken AS	1.750%	5/28/19	13,775	13,785
8	Kommunalbanken AS	1.500%	9/9/19	28,721	28,598
8	Kommuninvest I Sverige AB	1.000%	10/24/17	2,750	2,749
9	Korea Development Bank	1.999%	9/19/20	14,400	14,381
	Korea Development Bank	4.625%	11/16/21	1,800	1,922
8	Korea Expressway Corp.	1.875%	10/22/17	1,800	1,800

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
8	Korea Gas Corp.	2.875%	7/29/18	7,350	7,396
8	Korea National Oil Corp.	2.750%	1/23/19	18,375	18,399
8	Korea Resources Corp.	2.125%	5/2/18	2,750	2,747
8	Municipality Finance plc	1.125%	4/17/18	2,300	2,294
8	Nederlandse Waterschapsbank NV	1.875%	3/13/19	7,350	7,365
8	Nederlandse Waterschapsbank NV	1.250%	9/9/19	11,000	10,884
	North American Development Bank	2.300%	10/10/18	2,400	2,409
14	Oesterreichische Kontrollbank AG	1.750%	1/24/20	25,364	25,341
	Province of Alberta	1.900%	12/6/19	20,000	19,931
8	Province of Alberta	1.750%	8/26/20	8,600	8,475
	Province of Manitoba	9.625%	12/1/18	6,325	6,856
	Province of Manitoba	2.100%	9/6/22	1,275	1,259
	Province of Ontario	1.100%	10/25/17	21,125	21,130
	Province of Ontario	1.625%	1/18/19	34,665	34,501
	Province of Ontario	2.000%	1/30/19	27,130	27,124
	Province of Ontario	1.250%	6/17/19	54,190	53,488
	Province of Ontario	4.000%	10/7/19	2,375	2,464
	Province of Ontario	4.400%	4/14/20	17,075	17,995
7	Province of Quebec	1.456%	9/21/20	10,000	10,000
	Province of Quebec	2.750%	8/25/21	5,825	5,902
	Republic of Lithuania	7.375%	2/11/20	8,990	10,077
	Republic of Lithuania	6.125%	3/9/21	16,000	17,948
	Republic of Poland	6.375%	7/15/19	17,261	18,641
	Republic of Poland	5.125%	4/21/21	1,240	1,359
	Republic of Poland	5.000%	3/23/22	18,925	20,936
8	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	9,175	9,255
	State of Israel	3.150%	6/30/23	1,800	1,860
	State of Qatar	2.099%	1/18/18	13,190	13,178
	State of Qatar	5.250%	1/20/20	16,000	16,970
	Statoil ASA	1.250%	11/9/17	25,000	24,994
	Statoil ASA	1.200%	1/17/18	2,630	2,627
	Statoil ASA	1.950%	11/8/18	16,420	16,445
	Statoil ASA	3.150%	1/23/22	2,700	2,780
	Statoil ASA	2.650%	1/15/24	1,825	1,811
	Svensk Exportkredit AB	1.125%	4/5/18	5,475	5,461
8	Temasek Financial I Ltd.	4.300%	10/25/19	2,250	2,359
8	Temasek Financial I Ltd.	2.375%	1/23/23	4,600	4,601
Total Sovereign Bonds (Cost $1,039,693)					1,040,612
Taxable Municipal Bonds (0.3%)
	Florida Hurricane Catastrophe Fund Finance
	Corp. Revenue	2.107%	7/1/18	1,825	1,828
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-EGSL	3.220%	2/1/21	2,174	2,187
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-ELL	3.450%	2/1/22	8,130	8,260
	Princeton University New Jersey GO	4.950%	3/1/19	5,975	6,226
Total Taxable Municipal Bonds (Cost $18,458)					18,501

Institutional Short-Term Bond Fund

				Market
				Value•
	Coupon		Shares	($000)
Temporary Cash Investments (2.3%)
Money Market Fund (1.3%)
15 Vanguard Market Liquidity Fund	1.223%		916,201	91,639

			Face
		Maturity	Amount
		Date	($000)
Commercial Paper (0.7%)
16 Electricite de France	1.995%	1/5/18	23,500	23,398
[8,16] Engie SA	1.543%	10/10/17	3,815	3,814
[8,16] Engie SA	1.520%	10/12/17	5,075	5,073
[8,16] Engie SA	1.520%	10/13/17	2,200	2,199
[8,16] Engie SA	1.520%	10/18/17	5,860	5,857
[8,16] Engie SA	1.565%	10/20/17	1,000	1,000
[8,16] Engie SA	1.544%	11/9/17	3,645	3,640
[8,16] Engie SA	1.565%	11/10/17	3,610	3,605
[8,16] Engie SA	1.565%	11/15/17	3,395	3,390
				51,976
Certificates of Deposit (0.3%)
Royal Bank of Canada (New York Branch)	1.360%	10/5/2017	21,580	21,580
Total Temporary Cash Investments (Cost $165,167)				165,195
Total Investments (100.4%) (Cost $7,262,693)				7,262,545

				Amount
				($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard				450
Receivables for Investment Securities Sold				26,186
Receivables for Accrued Income				27,415
Variation Margin Receivable—Futures Contracts				664
Variation Margin Receivable—Swap Contracts				129
Unrealized Appreciation—Swap Contracts				2
Other Assets				815
Total Other Assets				55,661
Liabilities
Payables for Investment Securities Purchased				(82,446)
Payables to Vanguard				(1,564)
Variation Margin Payable—Futures Contracts				(1,013)
Variation Margin Payable—Swap Contracts				(110)
Unrealized Depreciation—Swap Contracts				(199)
Other Liabilities				(26)
Total Liabilities				(85,358)
Net Assets (100%)
Applicable to 526,174,489 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				7,232,848
Net Asset Value Per Share				$13.75

Institutional Short-Term Bond Fund

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,235,330
Undistributed Net Investment Income	113
Accumulated Net Realized Losses	(1,347)
Unrealized Appreciation (Depreciation)
Investment Securities	(148)
Futures Contracts	(993)
Swap Contracts	(107)
Net Assets	7,232,848

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,454,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,785,000 have been segregated as initial margin for open cleared swap contracts.
3 U.S. government-guaranteed.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $2,126,573,000, representing 29.4% of net assets.
9 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
10 Security value determined using significant unobservable inputs.
11 Guaranteed by multiple countries.
12 Guaranteed by the Government of Japan.
13 Guaranteed by the Federal Republic of Germany.
14 Guaranteed by the Republic of Austria.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
16 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2017, the aggregate value of these securities was $51,976,000, representing 0.7% of net assets.
GO—General Obligation Bond.

Institutional Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2017	6,265	1,351,380	(3,664)
10-Year U.S. Treasury Note	December 2017	404	50,626	(90)
30-Year U.S. Treasury Bond	December 2017	63	9,627	(170)
				(3,924)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2017	(1,764)	(236,955)	2,610
5-Year U.S. Treasury Note	December 2017	(982)	(115,385)	321
				2,931
				(993)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Institutional Short-Term Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)[1] (Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Republic of
Chile/Aa3	12/20/22	CITNA	30,530	1.000	597	(595)	2

Credit Protection Purchased
EI du Pont de
Nemours & Co.	12/20/20	JPMC	4,915	(1.000)	(138)	76	(62)
State of Qatar	6/20/22	CITNA	5,280	(1.000)	(32)	(58)	(90)
State of Qatar	6/20/22	BOANA	2,720	(1.000)	(16)	(31)	(47)
					(186)	(13)	(199)
					411	(608)	(197)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.
BOANA—Bank of America, N.A.
CITNA—Citi Bank N.A.
JPMC—JP Morgan Chase Bank.

At September 30, 2017, a counterparty had deposited in a segregated account cash of $550,000 in connection with open over-the-counter swap contracts.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional Received		Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
12/20/18	12/20/17[1]	267,372	1.750	(0.000)[3]	235	(141)
12/20/19	12/20/17[1]	87,258	2.000	(0.000)[3]	330	(162)
12/20/20	12/20/17[1]	40,797	2.250	(0.000)[3]	406	(105)
12/20/21	12/20/17[1]	11,648	(2.250)	0.000[3]	(116)	41
12/20/22	12/20/17[1]	31,507	(2.250)	0.000[3]	(280)	139
12/20/24	12/20/17[1]	49,952	(2.500)	0.000[3]	(1,008)	318
					(433)	90

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semiannually.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Interest[1]	137,859
Total Income	137,859
Expenses
The Vanguard Group—Note B
Investment Advisory Services	272
Management and Administrative	1,049
Marketing and Distribution	210
Custodian Fees	134
Auditing Fees	39
Trustees’ Fees and Expenses	6
Total Expenses	1,710
Net Investment Income	136,149
Realized Net Gain (Loss)
Investment Securities Sold[1]	(7,431)
Futures Contracts	10,097
Swap Contracts	1,685
Realized Net Gain (Loss)	4,351
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(61,622)
Futures Contracts	(74)
Swap Contracts	(716)
Change in Unrealized Appreciation (Depreciation)	(62,412)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,088

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,140,000, ($25,000), and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	136,149	140,919
Realized Net Gain (Loss)	4,351	2,311
Change in Unrealized Appreciation (Depreciation)	(62,412)	31,501
Net Increase (Decrease) in Net Assets Resulting from Operations	78,088	174,731
Distributions
Net Investment Income	(137,196)	(139,853)
Realized Capital Gain[1]	(8,272)	(2,233)
Total Distributions	(145,468)	(142,086)
Capital Share Transactions
Issued	592,012	100,988
Issued in Lieu of Cash Distributions	145,468	142,087
Redeemed	(3,834,694)	(148,693)
Net Increase (Decrease) from Capital Share Transactions	(3,097,214)	94,382
Total Increase (Decrease)	(3,164,594)	127,027
Net Assets
Beginning of Period	10,397,442	10,270,415
End of Period[2]	7,232,848	10,397,442

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,244,000 and $2,233,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $113,000 and $640,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

			June 19,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$13.84	$13.79	$13.79
Investment Operations
Net Investment Income	. 221[2]	.188	.047
Net Realized and Unrealized Gain (Loss) on Investments	(.071)	.052	.001
Total from Investment Operations	.150	.240	.048
Distributions
Dividends from Net Investment Income	(. 229)	(.187)	(. 048)
Distributions from Realized Capital Gains	(.011)	(.003)	—
Total Distributions	(. 240)	(.190)	(. 048)
Net Asset Value, End of Period	$13.75	$13.84	$13.79

Total Return	1.10%	1.75%	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,233	$10,397	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	1.61%	1.37%	1.22%[3]
Portfolio Turnover Rate	66%	119%	28%
1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 17% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Institutional Short-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s

Institutional Short-Term Bond Fund

net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 8% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Institutional Short-Term Bond Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $450,000, representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,479,526	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,544,064	29,503
Corporate Bonds	—	1,985,144	—
Sovereign Bonds	—	1,040,612	—
Taxable Municipal Bonds	—	18,501	—
Temporary Cash Investments	91,639	73,556	—
Futures Contracts—Assets[1]	664	—	—
Futures Contracts—Liabilities[1]	(1,013)	—	—
Swap Contracts—Assets	129[1]	2	—
Swap Contracts—Liabilities	(110)[1]	(199)	—
Total	91,309	7,141,206	29,503
1 Represents variation margin on the last day of the reporting period.

Institutional Short-Term Bond Fund

D. At September 30, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	664	—	664
Variation Margin Receivable—Swap Contracts	129	—	129
Unrealized Appreciation—Swap Contracts	—	2	2
Variation Margin Payable—Futures Contracts	(1,013)	—	(1,013)
Variation Margin Payable—Swap Contracts	(110)	—	(110)
Unrealized Depreciation—Swap Contracts	—	(199)	(199)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2017, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	10,097	—	10,097
Swap Contracts	335	1,350	1,685
Realized Net Gain (Loss) on Derivatives	10,432	1,350	11,782

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(74)	—	(74)
Swap Contracts	(424)	(292)	(716)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(498)	(292)	(790)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes at September 30, 2017, the fund had $1,640,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,330,000 that may be carried forward indefinitely to offset future net capital gains.

Institutional Short-Term Bond Fund

At September 30, 2017, the cost of investment securities for tax purposes was $7,262,734,000. Net unrealized depreciation of investment securities for tax purposes was $189,000, consisting of unrealized gains of $17,470,000 on securities that had risen in value since their purchase and $17,659,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $1,921,266,000 of investment securities and sold $3,711,628,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,483,402,000 and $4,639,376,000, respectively.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	43,012	7,323
Issued in Lieu of Cash Distributions	10,577	10,301
Redeemed	(278,926)	(10,767)
Net Increase (Decrease) in Shares Outstanding	(225,337)	6,857

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Fund Profile
As of September 30, 2017

Financial Attributes
		Bloomberg Bloomberg
		Barclays	Barclays
		U.S.	U.S.
		Intermediate	Aggregate
		Aggregate	Bond
	Fund ex Baa Index		Index
Number of Bonds	1,056	5,264	9,460
Yield to Maturity
(before expenses)	2.2%	2.3%	2.6%
Average Coupon	2.7%	2.7%	3.1%
Average Duration	3.9%	4.2%	6.0%
Average Effective
Maturity	4.4 years	5.2 years	8.2 years
Ticker Symbol	VIITX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.98%	—	—
Short-Term
Reserves	7.6%	—	—

Volatility Measures
	Bloomberg
	Barclays U.S.	Bloomberg
	Intermediate	Barclays U.S.
	Aggregate ex	Aggregate Bond
	Baa Index	Index
R-Squared	0.98	0.95
Beta	0.97	0.67

Distribution by Credit Quality (% of portfolio)
U.S. Government	52.5%
Aaa	14.1
Aa	7.4
A	17.9
Not Rated	8.1

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	11.1%
1 - 3 Years	25.5
3 - 5 Years	23.4
5 - 7 Years	23.0
7 - 10 Years	16.0
10 - 20 Years	1.0

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)

Asset-Backed	9.7%
Commercial Mortgaged-Backed	2.0
Finance	12.8
Foreign	6.5
Government Mortgage-Backed	28.2
Industrial	7.6
Treasury/Agency	32.0
Utilities	1.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.02%.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2017

					Final Value
		One	Five	Ten	of a $10,000,000
		Year	Years	Years	Investment
	Institutional Intermediate-Term Bond
	Fund Institutional Plus Shares	0.01%	1.67%	3.68%	$14,355,512
	Bloomberg Barclays U.S. Intermediate
• • • • • • • •
	Aggregate ex Baa Index	-0.04	1.59	3.65	14,309,942

	Bloomberg Barclays U.S. Aggregate
	Bond Index	0.07	2.06	4.27	15,196,077

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017
				Bloomberg
				Barclays
				U.S.
				Intermediate
				Aggregate
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	0.00%	3.46%	3.46%	4.54%
2009	0.00	9.36	9.36	9.18
2010	0.00	7.42	7.42	7.07
2011	0.00	3.96	3.96	4.24
2012	0.00	4.58	4.58	3.83
2013	0.00	-0.76	-0.76	-0.81
2014	0.00	2.50	2.50	2.46
2015	0.56	2.43	2.99	3.16
2016	2.06	1.64	3.70	3.24
2017	1.94	-1.93	0.01	-0.04

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary
Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the
Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Institutional Intermediate-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (60.1%)
U. S. Government Securities (30.6%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	176,940	187,429
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	160,062	160,123
	United States Treasury Note/Bond	1.000%	2/15/18	750	750
	United States Treasury Note/Bond	1.000%	5/15/18	430,000	429,329
1	United States Treasury Note/Bond	2.375%	5/31/18	406,000	408,854
	United States Treasury Note/Bond	1.125%	6/15/18	97,500	97,394
	United States Treasury Note/Bond	1.000%	8/15/18	1,500	1,496
	United States Treasury Note/Bond	1.375%	9/30/18	164,000	164,000
	United States Treasury Note/Bond	1.125%	1/15/19	11,900	11,855
	United States Treasury Note/Bond	0.750%	2/15/19	330	327
	United States Treasury Note/Bond	1.125%	2/28/19	3,200	3,187
	United States Treasury Note/Bond	1.375%	2/28/19	9,131	9,125
	United States Treasury Note/Bond	1.250%	3/31/19	1,000	997
	United States Treasury Note/Bond	0.875%	4/15/19	5,300	5,254
	United States Treasury Note/Bond	1.250%	4/30/19	7,400	7,378
	United States Treasury Note/Bond	1.625%	4/30/19	16,173	16,218
	United States Treasury Note/Bond	1.250%	5/31/19	17,400	17,346
1	United States Treasury Note/Bond	1.500%	5/31/19	118,700	118,812
	United States Treasury Note/Bond	0.875%	6/15/19	86,000	85,167
	United States Treasury Note/Bond	1.250%	6/30/19	450	448
	United States Treasury Note/Bond	0.875%	7/31/19	100	99
	United States Treasury Note/Bond	1.625%	7/31/19	1,600	1,604
2	United States Treasury Note/Bond	0.750%	8/15/19	2,865	2,827
	United States Treasury Note/Bond	3.625%	8/15/19	706	734
	United States Treasury Note/Bond	1.000%	8/31/19	39,984	39,628
	United States Treasury Note/Bond	1.250%	8/31/19	3,500	3,485
2	United States Treasury Note/Bond	0.875%	9/15/19	28,700	28,364
	United States Treasury Note/Bond	1.750%	9/30/19	16,600	16,683
3	United States Treasury Note/Bond	1.000%	11/15/19	65,075	64,384
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	15,675
	United States Treasury Note/Bond	1.375%	12/15/19	57,069	56,891
	United States Treasury Note/Bond	1.625%	12/31/19	21,600	21,647
	United States Treasury Note/Bond	1.375%	2/15/20	98,015	97,617
	United States Treasury Note/Bond	1.375%	4/30/20	100,050	99,534
	United States Treasury Note/Bond	1.375%	5/31/20	344,800	342,914
	United States Treasury Note/Bond	1.500%	5/31/20	328,000	327,232

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	6/30/20	21,300	21,313
United States Treasury Note/Bond	2.625%	8/15/20	20,000	20,562
United States Treasury Note/Bond	2.125%	8/31/20	110,000	111,547
United States Treasury Note/Bond	1.375%	9/30/20	51,400	51,014
United States Treasury Note/Bond	1.375%	10/31/20	19,350	19,187
United States Treasury Note/Bond	1.750%	10/31/20	300	301
United States Treasury Note/Bond	1.625%	11/30/20	17,218	17,192
United States Treasury Note/Bond	2.000%	11/30/20	4,300	4,343
United States Treasury Note/Bond	1.375%	1/31/21	46,510	46,009
United States Treasury Note/Bond	2.125%	1/31/21	3,594	3,643
United States Treasury Note/Bond	1.125%	2/28/21	20,570	20,162
United States Treasury Note/Bond	1.375%	4/30/21	18,100	17,868
United States Treasury Note/Bond	1.375%	5/31/21	79,000	77,901
United States Treasury Note/Bond	1.125%	6/30/21	142,827	139,479
United States Treasury Note/Bond	1.125%	7/31/21	21,000	20,482
United States Treasury Note/Bond	2.125%	8/15/21	37,400	37,867
United States Treasury Note/Bond	1.125%	8/31/21	57,000	55,540
United States Treasury Note/Bond	1.250%	10/31/21	60,200	58,836
United States Treasury Note/Bond	1.750%	11/30/21	321	319
United States Treasury Note/Bond	2.125%	12/31/21	103,000	104,127
United States Treasury Note/Bond	1.500%	1/31/22	10,000	9,847
United States Treasury Note/Bond	1.875%	2/28/22	100,000	100,000
United States Treasury Note/Bond	1.750%	4/30/22	58,000	57,620
United States Treasury Note/Bond	1.750%	9/30/22	26,500	26,247
United States Treasury Note/Bond	1.625%	11/15/22	15,050	14,810
United States Treasury Note/Bond	2.000%	2/15/23	20,000	20,003
United States Treasury Note/Bond	1.750%	5/15/23	41,300	40,680
United States Treasury Note/Bond	1.375%	6/30/23	12,800	12,336
United States Treasury Note/Bond	2.500%	8/15/23	19,860	20,360
United States Treasury Note/Bond	2.750%	11/15/23	20,000	20,781
United States Treasury Note/Bond	2.125%	11/30/23	10,000	10,028
United States Treasury Note/Bond	2.750%	2/15/24	28,820	29,919
United States Treasury Note/Bond	2.000%	5/31/24	21,000	20,816
United States Treasury Note/Bond	2.375%	8/15/24	18,550	18,802
1 United States Treasury Note/Bond	1.875%	8/31/24	140,000	137,441
United States Treasury Note/Bond	2.250%	11/15/25	21,000	20,990
United States Treasury Note/Bond	1.625%	2/15/26	43,950	41,766
United States Treasury Note/Bond	1.625%	5/15/26	20,941	19,851
United States Treasury Note/Bond	2.000%	11/15/26	10,000	9,741
United States Treasury Note/Bond	5.375%	2/15/31	3,300	4,416
				4,308,953
Agency Bonds and Notes (1.3%)
4 AID-Jordan	2.578%	6/30/22	24,000	24,423
5 Federal Home Loan Banks	0.875%	10/1/18	8,500	8,457
5 Federal Home Loan Banks	1.250%	1/16/19	13,600	13,562
5 Federal Home Loan Banks	0.875%	8/5/19	16,000	15,806
6 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	39,400	38,947
6 Federal Home Loan Mortgage Corp.	1.375%	8/15/19	4,750	4,735
6 Federal Home Loan Mortgage Corp.	1.500%	1/17/20	7,000	6,983
6 Federal National Mortgage Assn.	1.000%	10/24/19	11,250	11,121
6 Federal National Mortgage Assn.	1.875%	9/24/26	65,000	61,783
				185,817

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (26.4%)
[6,7]	Fannie Mae Pool	2.000%	5/1/28–1/1/32	38,622	38,074
[6,7,8] Fannie Mae Pool		2.500%	2/1/28–2/1/43	111,927	112,751
[6,7,8] Fannie Mae Pool		3.000%	5/1/27–11/1/47	562,840	568,813
[6,7]	Fannie Mae Pool	3.500%	8/1/20–10/1/47	104,633	108,798
[6,7,8] Fannie Mae Pool		4.000%	7/1/18–10/1/47	454,793	479,922
[6,7,8] Fannie Mae Pool		4.500%	1/1/18–10/1/47	144,511	155,846
[6,7,8] Fannie Mae Pool		5.000%	10/1/17–10/1/47	99,174	108,385
[6,7]	Fannie Mae Pool	5.500%	10/1/17– 6/1/40	24,436	27,047
[6,7]	Fannie Mae Pool	6.000%	3/1/21–11/1/39	13,760	15,453
[6,7]	Fannie Mae Pool	6.500%	7/1/20–8/1/39	7,855	8,711
[6,7]	Fannie Mae Pool	7.000%	9/1/28–9/1/38	3,892	4,514
[6,7]	Fannie Mae Pool	7.500%	8/1/30–6/1/32	349	383
[6,7]	Fannie Mae Pool	8.000%	7/1/30–1/1/31	15	17
[6,7]	Fannie Mae Pool	8.500%	12/1/30	10	11
[6,7]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	5,705	5,638
[6,7,8] Freddie Mac Gold Pool		2.500%	9/1/27–4/1/43	80,293	80,928
[6,7,8] Freddie Mac Gold Pool		3.000%	8/1/26–11/1/47	232,582	234,707
[6,7,8] Freddie Mac Gold Pool		3.500%	8/1/20–10/1/47	415,877	430,440
[6,7]	Freddie Mac Gold Pool	4.000%	5/1/18–10/1/47	136,173	143,541
[6,7,8] Freddie Mac Gold Pool		4.500%	10/1/18–11/1/47	48,549	52,075
[6,7]	Freddie Mac Gold Pool	5.000%	12/1/17–4/1/41	11,641	12,553
[6,7]	Freddie Mac Gold Pool	5.500%	1/1/18–2/1/40	13,355	14,811
[6,7]	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	20,707	23,419
[6,7]	Freddie Mac Gold Pool	6.500%	2/1/29–9/1/38	4,532	4,994
[6,7]	Freddie Mac Gold Pool	7.000%	5/1/28–6/1/38	2,413	2,765
[6,7]	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/32	272	310
[6,7]	Freddie Mac Gold Pool	8.000%	4/1/30–1/1/31	27	30
7	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	1,060	1,043
7	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	16,700	16,990
7	Ginnie Mae I Pool	3.500%	1/15/42–7/15/45	12,470	13,005
7	Ginnie Mae I Pool	4.000%	4/15/39–1/15/45	2,365	2,497
7	Ginnie Mae I Pool	4.500%	9/15/33–12/15/46	32,553	35,203
7	Ginnie Mae I Pool	5.000%	9/15/33–9/15/41	15,953	17,637
7	Ginnie Mae I Pool	5.500%	3/15/31–7/15/40	7,976	8,960
7	Ginnie Mae I Pool	6.000%	12/15/28–3/15/40	3,697	4,158
7	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	3,829	4,180
7	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	238	263
7	Ginnie Mae I Pool	7.500%	11/15/30–3/15/32	47	52
7	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	53	59
7	Ginnie Mae I Pool	8.500%	7/15/30	20	22
7	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21	3	3
7	Ginnie Mae I Pool	9.500%	10/15/19	—	—
7	Ginnie Mae II Pool	2.500%	3/20/43–4/20/43	3,309	3,259
7,8	Ginnie Mae II Pool	3.000%	6/20/43–10/1/47	286,803	291,220
7,8	Ginnie Mae II Pool	3.500%	8/20/42–10/1/47	392,869	409,588
7	Ginnie Mae II Pool	4.000%	2/20/34–10/1/47	197,705	209,404
7	Ginnie Mae II Pool	4.500%	3/20/33–10/1/47	30,544	32,608
7	Ginnie Mae II Pool	5.000%	5/20/39–2/20/42	25,930	28,172
7	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	4,049	4,438
7	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	5,981	6,712
7	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	76	87
					3,724,496

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (1.8%)
6,7,9	Fannie Mae Pool	2.625%	12/1/32	6	6
6,7,9	Fannie Mae Pool	3.083%	12/1/40	3,144	3,313
6,7,9	Fannie Mae Pool	3.085%	5/1/33	58	61
6,7,10	Fannie Mae Pool	3.535%	8/1/33	77	81
6,7,10	Fannie Mae Pool	3.586%	7/1/33	128	131
6,7,10	Fannie Mae Pool	3.721%	5/1/33	12	12
6,7,11	Fannie Mae REMICS 2005-45	1.607%	6/25/35	1,817	1,820
6,7,11	Fannie Mae REMICS 2005-95	1.647%	11/25/35	2,411	2,424
6,7,11	Fannie Mae REMICS 2006-46	1.557%	6/25/36	6,729	6,723
6,7,11	Fannie Mae REMICS 2007-4	1.682%	2/25/37	906	910
6,7,11	Fannie Mae REMICS 2012-122	1.637%	11/25/42	2,484	2,487
6,7,11	Fannie Mae REMICS 2013-19	1.537%	9/25/41	3,418	3,407
6,7,11	Fannie Mae REMICS 2013-39	1.587%	5/25/43	3,214	3,207
6,7,11	Fannie Mae REMICS 2015-22	1.537%	4/25/45	2,679	2,664
6,7,11	Fannie Mae REMICS 2016-55	1.737%	8/25/46	5,280	5,320
6,7,11	Fannie Mae REMICS 2016-60	1.487%	9/25/46	10,864	10,829
6,7,11	Fannie Mae REMICS 2016-62	1.637%	9/25/46	10,838	10,875
6,7,11	Fannie Mae REMICS 2016-93	1.587%	12/25/46	22,299	22,317
6,7,9	Freddie Mac Non Gold Pool	3.111%	9/1/37	10,212	10,796
6,7	Freddie Mac Non Gold Pool	3.222%	7/1/33	1,687	1,775
6,7,9	Freddie Mac Non Gold Pool	3.329%	7/1/35	12,503	13,167
6,7,10	Freddie Mac Non Gold Pool	3.435%	10/1/32	23	25
6,7,10	Freddie Mac Non Gold Pool	3.500%	8/1/37	91	96
6,7,10	Freddie Mac Non Gold Pool	3.586%	1/1/33	7	8
6,7,10	Freddie Mac Non Gold Pool	3.711%	2/1/33	38	39
6,7,11	Freddie Mac REMICS	1.584%	11/15/36–8/15/43	5,113	5,118
6,7,11	Freddie Mac REMICS	1.594%	11/15/36	1,738	1,741
6,7,11	Freddie Mac REMICS	1.684%	6/15/42	977	980
6,7	Freddie Mac REMICS	6.500%	12/15/44–11/15/46	89,414	108,544
7	Government National Mortgage Association
	GNR_17-93C	6.500%	6/20/47	27,204	33,509
					252,385
Total U.S. Government and Agency Obligations (Cost $8,507,730)					8,471,651
Asset-Backed/Commercial Mortgage-Backed Securities (12.0%)
7	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,600	1,599
7	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,920	2,924
7	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	8,920	8,920
7	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	14,525	14,528
7	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	10,700	10,697
7,11	American Express Credit Account Master
	Trust 2014-1	1.604%	12/15/21	12,202	12,251
7,11	American Express Credit Account Master
	Trust 2017-5	1.614%	2/18/25	7,290	7,321
7,11	American Express Issuance Trust II 2013-2	1.664%	8/15/19	3,317	3,329
7,12	Americold 2010 LLC Trust Series 2010-ARTA 4.954%		1/14/29	4,828	5,177
7,12	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	400	417
7,12	Avis Budget Rental Car Funding AESOP
	LLC 2017-1A	3.070%	9/20/23	2,500	2,524
7,11	BA Credit Card Trust 2014-A1	1.614%	6/15/21	15,428	15,478
7	BA Credit Card Trust 2017-A2	1.840%	1/17/23	3,330	3,319
7	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	715	746

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	BANK 2017 - BNK4	3.625%	5/15/50	1,540	1,601
7	BANK 2017 - BNK5	3.390%	6/15/60	1,760	1,796
7	BANK 2017 - BNK6	3.518%	7/15/60	1,020	1,052
[7,12,13]	Bank of America Student Loan Trust 2010-1A	2.114%	2/25/43	3,936	3,945
12	Bank of Montreal	1.750%	6/15/21	5,835	5,727
	Bank of Nova Scotia	1.850%	4/14/20	3,696	3,681
	Bank of Nova Scotia	1.875%	4/26/21	26,230	25,811
12	Bank of Nova Scotia	1.875%	9/20/21	7,770	7,633
7	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	9,200	9,298
7,11	Barclays Dryrock Issuance Trust 2017-2	1.534%	5/15/23	7,290	7,300
[7,11,12]	BMW Floorplan Master Owner Trust 2015-1A	1.734%	7/15/20	8,115	8,136
7,13	Brazos Higher Education Authority Inc.
	Series 2005-3	1.528%	6/25/26	2,588	2,572
7,13	Brazos Higher Education Authority Inc.
	Series 2011-1	2.117%	2/25/30	1,610	1,621
7	Cabela’s Credit Card Master Note Trust
	2015-1A	2.260%	3/15/23	1,430	1,437
7,11	Cabela’s Credit Card Master Note Trust
	2015-2	1.904%	7/17/23	3,225	3,248
7,11	Cabela’s Credit Card Master Note Trust
	2016-1	2.084%	6/15/22	3,440	3,475
12	Canadian Imperial Bank of Commerce	2.250%	7/21/20	2,235	2,242
7	Capital One Multi-Asset Execution Trust
	2015-A2	2.080%	3/15/23	6,480	6,512
7	Capital One Multi-Asset Execution Trust
	2015-A4	2.750%	5/15/25	7,765	7,981
7	Capital One Multi-Asset Execution Trust
	2015-A8	2.050%	8/15/23	11,390	11,440
7,11	Capital One Multi-Asset Execution Trust
	2016-A1	1.684%	2/15/22	30,620	30,780
7,11	Capital One Multi-Asset Execution Trust
	2016-A2	1.864%	2/15/24	2,900	2,938
[7,11,12]	CARDS II Trust 2016-1A	1.934%	7/15/21	9,200	9,232
[7,11,12]	CARDS II Trust 2017-1A	1.604%	4/18/22	12,290	12,312
7	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	2,100	2,102
7	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,690	1,691
7	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,265	1,266
7	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	3,080	3,079
7	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	4,430	4,400
7	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	2,110	2,087
7	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	9,220	9,211
7	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	1,580	1,646
7	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	800	826
7	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	880	900
7	CenterPoint Energy Transition Bond Co. IV
	LLC 2012-1	2.161%	10/15/21	5,787	5,808
7,12	CFCRE Commercial Mortgage Trust 2011-C2	5.945%	12/15/47	2,054	2,293
7	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	3,235	3,255
7	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,333	2,392
7,11	Chase Issuance Trust 2016-A1	1.664%	5/17/21	30,978	31,133
7,12	Chrysler Capital Auto Receivables Trust
	2015-BA	2.260%	10/15/20	2,790	2,803
7,12	Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	5,360	5,359

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7,12] Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	2,300	2,293
[7,12] Chrysler Capital Auto Receivables Trust
	2016-BA	1.870%	2/15/22	1,630	1,611
[7,11] Citibank Credit Card Issuance Trust 2008-A7		2.611%	5/20/20	3,898	3,930
[7,11] Citibank Credit Card Issuance Trust 2013-A2		1.517%	5/26/20	14,014	14,033
[7,11] Citibank Credit Card Issuance Trust 2013-A7		1.665%	9/10/20	6,379	6,402
7	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	4,486	4,618
7	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	7,080	7,129
[7,11] Citibank Credit Card Issuance Trust 2017-A5		1.856%	4/22/26	5,610	5,668
7	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	1,280	1,307
[7,12] Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	400	416
7	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	1,364	1,390
7	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	333	349
7	Citigroup Commercial Mortgage Trust
	2014-GC19	3.753%	3/10/47	160	168
7	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	7,828	8,324
7	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	1,290	1,344
7	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	3,705	3,906
7	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	1,380	1,437
7	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	240	246
7	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	1,530	1,572
7	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	3,929	4,088
7	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	1,983	2,077
7	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	533	537
[7,14] Citigroup Commercial Mortgage Trust
	2017-P8	3.465%	9/15/50	2,110	2,173
7	CNH Equipment Trust 2016-B	1.970%	11/15/21	3,090	3,082
7	CNH Equipment Trust 2017-B	2.170%	4/17/23	3,730	3,742
7	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	595	612
7	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	893	933
7	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,531	1,544
[7,12] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	610	625
7	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,221	1,232
7	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	30	30
7	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	518	521
7	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	1,835	1,948
7	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	842	911
7	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	655	683
7	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	310	327
7	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,895	2,027

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/12/46	3,226	3,484
7	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	3,734	4,048
7,12	COMM 2013-CCRE9 Mortgage Trust	4.396%	7/10/45	2,083	2,225
7,12	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	546	571
7	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	162
7	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	834	845
7,12	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	500	505
7	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	4,000	4,233
7	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	853	919
7	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,182	1,256
7	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	295	311
7	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,000	6,202
7	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,389	3,561
7	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	870	890
7	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	3,532	3,665
7	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	4,950	5,118
7	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,375	1,456
7	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	460	469
7	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,450	2,551
7	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	850	892
7	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,024	3,137
7	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	170	172
12	Commonwealth Bank of Australia	2.000%	6/18/19	2,602	2,601
12	Commonwealth Bank of Australia	2.125%	7/22/20	2,280	2,275
7	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	140	144
7	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	145	152
7	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,520	1,556
7	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	2,340	2,380
7	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	1,630	1,656
7	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	13,117
7,11	Discover Card Execution Note Trust 2013-A1	1.534%	8/17/20	3,294	3,297
7	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	9,500	9,553
7,11	Discover Card Execution Note Trust 2016-A2	1.774%	9/15/21	3,670	3,693
7	Discover Card Execution Note Trust 2017-A4	2.530%	10/15/26	16,840	16,885
7,11	Discover Card Execution Note Trust 2017-A5	1.834%	12/15/26	17,460	17,632
12	DNB Boligkreditt AS	1.450%	3/21/18	1,198	1,197
7,12	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	3,300	3,289
7,12	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	7,640	7,649
7,12	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	1,390	1,387
[7,11,12]	Evergreen Credit Card Trust Series 2016-1	1.954%	4/15/20	36,000	36,100
[7,11,12]	Evergreen Credit Card Trust Series 2016-3	1.734%	11/16/20	2,550	2,560
6,7	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	6,319	6,287
6,7	FHLMC Multifamily Structured Pass
	Through Certificates K066	3.117%	6/25/27	5,460	5,571
7	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	12,140	12,114
7,11	First National Master Note Trust 2017-1	1.634%	4/18/22	11,720	11,728
7,12	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	4,089	4,119
7	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	4,455	4,452
7,12	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	9,700	9,813
7,12	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	11,910	11,974
7,12	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	15,232	15,147
7,12	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	36,790	37,216
7,12	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	14,950	14,904
7	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	7,500	7,481

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7,11	Ford Credit Floorplan Master Owner Trust
	A Series 2014-2	1.734%	2/15/21	6,191	6,213
7,11	Ford Credit Floorplan Master Owner Trust A
	Series 2015-2	1.804%	1/15/22	7,310	7,366
7	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	8,230	8,318
7,11	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	2.134%	2/15/21	11,720	11,808
7,11	Ford Credit Floorplan Master Owner Trust A
	Series 2016-3	1.854%	7/15/21	4,500	4,528
7,11	Ford Credit Floorplan Master Owner Trust A
	Series 2016-4	1.764%	7/15/20	3,480	3,489
7	Ford Credit Floorplan Master Owner Trust A
	Series 2017-1	2.070%	5/15/22	36,140	36,240
7	GM Financial Automobile Leasing Trust
	2015-1	1.730%	6/20/19	950	950
7	GM Financial Automobile Leasing Trust
	2015-3	1.690%	3/20/19	3,213	3,214
7	GM Financial Automobile Leasing Trust
	2016-1	1.790%	3/20/20	7,100	7,072
7	GM Financial Automobile Leasing Trust
	2017-1	2.260%	8/20/20	5,000	5,032
7	GM Financial Automobile Leasing Trust
	2017-2	2.180%	6/21/21	3,500	3,491
7	GM Financial Automobile Leasing Trust
	2017-3	1.720%	1/21/20	20,020	19,991
7	GM Financial Automobile Leasing Trust
	2017-3	2.010%	11/20/20	6,780	6,781
7	GM Financial Automobile Leasing Trust
	2017-3	2.120%	9/20/21	1,830	1,832
[7,11,12]	GMF Floorplan Owner Revolving Trust
	2016-1	2.084%	5/17/21	10,260	10,354
[7,11,12]	GMF Floorplan Owner Revolving Trust
	2017-1	1.804%	1/18/22	220	221
7,12	GMF Floorplan Owner Revolving Trust
	2017-2	2.130%	7/15/22	20,010	19,947
[7,11,12]	Golden Credit Card Trust 2014-2A	1.684%	3/15/21	2,921	2,928
7,12	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	24,420	24,232
[7,11,12]	Golden Credit Card Trust 2017-4A	1.754%	7/15/24	17,930	17,956
7,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2014-1	1.470%	8/15/20	302	302
7,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2016-1	1.990%	4/20/22	3,770	3,755
7,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2017-1	2.360%	1/20/23	5,700	5,700
7,12	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	233	253
7	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	934	954
7	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	4,923	5,206
7	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,900	1,979
7	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	2,692	2,692
7,12	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	2,790	2,774
7,12	Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	1,830	1,825
7,12	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	1,380	1,374
7,12	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	3,170	3,181

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	10,000	9,982
7	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	6,020	6,022
[7,12] Hyundai Auto Lease Securitization Trust
	2017-B	2.130%	3/15/21	7,540	7,525
7	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	2,910	2,910
7	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	10,250	10,230
[7,12] Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	2,090	2,084
13	Illinois Student Assistance Commission
	Series 2010-1	2.364%	4/25/22	745	747
[7,12] Irvine Core Office Trust 2013-IRV		3.279%	5/15/48	1,952	1,999
7	John Deere Owner Trust 2015-B	1.780%	6/15/22	480	481
7	John Deere Owner Trust 2016-B	1.490%	5/15/23	880	875
7	John Deere Owner Trust 2017-A	2.110%	12/15/23	7,390	7,422
7	John Deere Owner Trust 2017-B	2.110%	7/15/24	7,410	7,418
[7,12] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	2,819	2,999
[7,12] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.588%	8/15/46	833	910
[7,12] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	8,782	9,306
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	371	386
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	944	953
[7,12] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,373	1,399
[7,12] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,543	1,586
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	2,635	2,803
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	452	471
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	100	106
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,120	1,204
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	1,721	1,742
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	400	416
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	680	701
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.363%	7/15/45	1,310	1,356
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.664%	7/15/45	2,804	2,938
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	4.161%	7/15/45	1,309	1,377
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.761%	8/15/46	358	373
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	450	481
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	3.659%	11/15/45	179	186

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	4.199%	1/15/47	3,697	3,975
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	4,862	5,187
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.439%	2/15/47	402	429
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	3.493%	8/15/47	170	175
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C24	3.639%	11/15/47	970	1,012
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C32	3.598%	11/15/48	3,040	3,158
7	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	6,000	6,281
7	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	1,550	1,586
7,12	Kubota Credit Owner Trust 2017-1A	2.160%	3/15/24	2,940	2,932
7	LB-UBS Commercial Mortgage Trust
	2008-C1	6.319%	4/15/41	5,592	5,687
[7,11,12]	Master Credit Card Trust II Series 2016-1A	1.987%	9/23/19	10,790	10,822
7,12	Master Credit Card Trust II Series 2017-1A	2.260%	7/21/21	20,000	20,110
7,11	MBNA Credit Card Master Note Trust
	2004-A3	1.494%	8/16/21	15,215	15,239
[7,11,12]	Mercedes-Benz Master Owner Trust 2016-B	1.934%	5/17/21	12,000	12,086
[7,11,12]	Mercedes-Benz Master Owner Trust 2017-B	1.654%	5/16/22	15,690	15,735
7,12	MMAF Equipment Finance LLC 2011-AA	3.040%	8/15/28	986	987
7,12	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	444	445
7,12	MMAF Equipment Finance LLC 2013-AA	1.680%	5/11/20	779	780
7,12	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	895	905
7,12	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	5,240	5,200
7,12	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	6,180	6,195
7,12	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	3,090	3,107
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.176%	8/15/45	2,328	2,389
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	896	930
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C6	2.858%	11/15/45	1,132	1,144
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.219%	7/15/46	4,817	5,174
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.960%	8/15/46	1,160	1,229
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	4.315%	8/15/46	350	373
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	3.824%	10/15/46	375	391
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	130	140
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C13	4.039%	11/15/46	75	80
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.064%	2/15/47	358	381
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.384%	2/15/47	179	190

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	1,960	2,063
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.051%	4/15/47	4,350	4,637
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	2,913	3,075
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.094%	6/15/47	295	310
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C22	3.306%	4/15/48	1,090	1,106
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.451%	7/15/50	6,000	6,160
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.635%	10/15/48	2,903	3,015
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	792	829
7,12	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	2,011	2,022
7	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	1,760	1,823
[7,11,12,14] Motor plc 2017 1A		1.773%	9/25/24	16,100	16,100
12	National Australia Bank Ltd.	2.250%	3/16/21	14,730	14,713
7,11	Navient Student Loan Trust 2014-8	1.677%	4/25/23	5,358	5,373
7,11	Navient Student Loan Trust 2015-3	1.887%	6/26/56	4,800	4,813
7,11,12	Navient Student Loan Trust 2016-2	2.287%	6/25/65	1,450	1,470
7,11,12	Navient Student Loan Trust 2016-3	2.087%	6/25/65	1,880	1,902
7,11,12	Navient Student Loan Trust 2016-6A	1.987%	3/25/66	7,040	7,062
7,11,12	Navient Student Loan Trust 2017-1	1.987%	7/26/66	26,000	26,307
7,11,12	Navient Student Loan Trust 2017-3A	1.837%	7/26/66	4,715	4,747
7,11,12	Navient Student Loan Trust 2017-4A	1.737%	9/27/66	5,910	5,932
7,11,12	Navistar Financial Dealer Note Master
	Trust II 2017-1A	2.017%	6/27/22	7,070	7,074
7,12	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	2,950	2,973
7	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	17,740	17,759
7	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	4,910	4,899
7	Nissan Auto Receivables 2015-A Owner
	Trust	1.500%	9/15/21	6,990	6,973
7	Nissan Auto Receivables 2015-B Owner
	Trust	1.790%	1/17/22	775	775
7	Nissan Auto Receivables 2015-C Owner
	Trust	1.670%	2/15/22	15,000	14,954
7	Nissan Auto Receivables 2016-A Owner
	Trust	1.590%	7/15/22	9,120	9,063
7	Nissan Master Owner Trust Receivables
	Series 2015-A	1.440%	1/15/20	7,500	7,499
7,11	Nissan Master Owner Trust Receivables
	Series 2016-A	1.874%	6/15/21	13,480	13,587
13	North Carolina State Education Assistance
	Authority 2011-1	2.214%	1/26/26	283	283
7,12	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	840	843
7,11,12	PHEAA Student Loan Trust 2016-2A	2.187%	11/25/65	6,108	6,123
	Royal Bank of Canada	2.200%	9/23/19	3,072	3,082
	Royal Bank of Canada	2.100%	10/14/20	4,360	4,352

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Royal Bank of Canada	1.875%	2/5/21	4,800	4,779
	Royal Bank of Canada	2.300%	3/22/21	5,583	5,577
7,12	Securitized Term Auto Receivables Trust
	2016-1A	1.524%	3/25/20	4,390	4,367
7,12	Securitized Term Auto Receivables
	Trust 2016-1A	1.794%	2/25/21	3,800	3,773
7,12	Securitized Term Auto Receivables
	Trust 2017-1A	1.890%	8/25/20	13,680	13,662
7,12	Securitized Term Auto Receivables
	Trust 2017-1A	2.209%	6/25/21	4,120	4,124
[7,12,14] Securitized Term Auto Receivables
	Trust 2017-2A	2.040%	4/26/21	10,370	10,370
[7,12,14] Securitized Term Auto Receivables
	Trust 2017-2A	2.289%	3/25/22	3,480	3,480
7,13	SLM Student Loan Trust 2005-5	1.414%	4/25/25	3,370	3,368
7,11	SLM Student Loan Trust 2014-1	1.617%	7/26/21	623	623
7	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	160	160
7	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	810	802
12	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	998	996
7,12	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	5,077	5,042
12	Swedbank Hypotek AB	1.375%	3/28/18	1,131	1,130
7	Synchrony Credit Card Master Note
	Trust 2015-1	2.370%	3/15/23	2,955	2,982
7	Synchrony Credit Card Master Note
	Trust 2015-2	1.600%	4/15/21	3,500	3,501
7	Synchrony Credit Card Master Note
	Trust 2015-4	2.380%	9/15/23	6,363	6,428
7	Synchrony Credit Card Master Note
	Trust 2016-2	2.210%	5/15/24	5,840	5,842
7	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	16,370	16,257
7	Synchrony Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	2,986	3,004
7	Toyota Auto Receivables 2016-B Owner
	Trust	1.520%	8/16/21	2,470	2,457
[7,11,12]	Trillium Credit Card Trust II 2016-1A	1.958%	5/26/21	23,940	24,017
7	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	244	257
7,12	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	3,940	3,998
7	UBS-Barclays Commercial Mortgage
	Trust 2012-C4	2.850%	12/10/45	1,340	1,351
7	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	200	205
7	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	120	123
7	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	7,810	7,794
7,12	Verizon Owner Trust 2017-1A	2.060%	9/20/21	11,000	11,036
7,12	Verizon Owner Trust 2017-2A	1.920%	12/20/21	28,510	28,483
7,12	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,529	2,571
7,12	Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	1,280	1,278
7,12	Volvo Financial Equipment LLC Series
	2017-1A	2.210%	11/15/21	2,310	2,311
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	862	876

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	517	529
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	416	438
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	296	319
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	1,405	1,419
7	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	330	343
7	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	1,870	1,950
7	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	2,572	2,715
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	720	754
7	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	320	336
7	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	2,350	2,404
7	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	2,440	2,493
7	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	900	933
[7,11] Wells Fargo Dealer Floorplan Master Note
	Trust Series 2015-2	1.886%	1/20/22	12,080	12,155
12	Westpac Banking Corp.	1.850%	11/26/18	1,028	1,028
12	Westpac Banking Corp.	2.000%	3/3/20	2,550	2,545
12	Westpac Banking Corp.	2.250%	11/9/20	3,460	3,460
12	Westpac Banking Corp.	2.100%	2/25/21	880	876
[7,12] WFRBS Commercial Mortgage Trust 2011-C3		4.375%	3/15/44	1,221	1,290
7	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,072	1,113
7	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	610	637
7	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	208	213
7	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,428	2,463
7	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	566	577
7	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	476	496
7	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	225	242
7	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	161	167
7	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	595	623
7	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	1,488	1,603
7	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	100	105
7	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	1,031	1,102
7	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	815	864
7	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	2,810	2,909

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	2,560	2,690
7	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	2,302	2,454
[7,12] Wheels SPV 2 LLC 2016-1A		1.870%	5/20/25	665	663
7	World Financial Network Credit Card Master
	Note Trust Series 2013-A	1.610%	12/15/21	1,732	1,732
[7,11] World Financial Network Credit Card Master
	Note Trust Series 2015-A	1.714%	2/15/22	2,585	2,589
7	World Financial Network Credit Card Master
	Note Trust Series 2015-B	2.550%	6/17/24	1,330	1,343
7	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	3,360	3,360
7	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	15,000	14,997
7	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	1,390	1,390
7	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	7,410	7,353
7	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	4,670	4,681
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,691,975)					1,697,962
Corporate Bonds (20.6%)
Finance (12.3%)
	Banking (10.0%)
12	ABN AMRO Bank NV	2.500%	10/30/18	5,390	5,432
	American Express Credit Corp.	1.875%	11/5/18	4,107	4,109
	American Express Credit Corp.	2.250%	8/15/19	1,800	1,806
	American Express Credit Corp.	2.375%	5/26/20	4,900	4,933
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	3,640	3,649
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	5,598	5,595
	Bank of New York Mellon Corp.	2.150%	2/24/20	590	593
	Bank of New York Mellon Corp.	2.600%	8/17/20	1,246	1,263
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,113
	Bank of New York Mellon Corp.	2.050%	5/3/21	3,685	3,667
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,890	1,950
	Bank of New York Mellon Corp.	3.000%	2/24/25	600	601
	Bank of New York Mellon Corp.	2.800%	5/4/26	2,470	2,412
7	Bank of New York Mellon Corp.	3.442%	2/7/28	3,875	3,933
	Bank of Nova Scotia	1.650%	6/14/19	4,090	4,079
	Bank of Nova Scotia	4.375%	1/13/21	4,490	4,788
	Bank of Nova Scotia	2.700%	3/7/22	1,360	1,375
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	3,600	3,609
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	7,652	7,739
12	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	7,440	7,524
12	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	13,020	13,031
12	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	11,130	11,157
	Bear Stearns Cos. LLC	6.400%	10/2/17	7,190	7,191
	Bear Stearns Cos. LLC	7.250%	2/1/18	5,050	5,142
	BNP Paribas SA	2.700%	8/20/18	3,590	3,621
	BNP Paribas SA	2.400%	12/12/18	5,350	5,382
	BPCE SA	2.500%	12/10/18	7,485	7,534
	BPCE SA	2.500%	7/15/19	2,225	2,243
	BPCE SA	2.650%	2/3/21	2,550	2,565
	BPCE SA	4.000%	4/15/24	2,750	2,913
	Branch Banking & Trust Co.	2.625%	1/15/22	12,200	12,369
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	6,185	6,193

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Commonwealth Bank of Australia	1.625%	3/12/18	990	990
	Commonwealth Bank of Australia	2.500%	9/20/18	9,260	9,332
	Commonwealth Bank of Australia	1.750%	11/2/18	710	709
	Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,012
	Commonwealth Bank of Australia	2.300%	9/6/19	6,329	6,378
12	Commonwealth Bank of Australia	5.000%	3/19/20	2,970	3,167
	Commonwealth Bank of Australia	2.400%	11/2/20	4,420	4,437
12	Commonwealth Bank of Australia	2.000%	9/6/21	3,920	3,849
12	Commonwealth Bank of Australia	2.750%	3/10/22	10,060	10,129
12	Commonwealth Bank of Australia	2.500%	9/18/22	16,950	16,853
12	Commonwealth Bank of Australia	3.150%	9/19/27	11,000	10,876
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,380	2,397
	Cooperatieve Rabobank UA	2.250%	1/14/20	3,610	3,635
	Credit Suisse AG	2.300%	5/28/19	5,990	6,023
	Credit Suisse AG	3.000%	10/29/21	3,000	3,053
	Credit Suisse AG	3.625%	9/9/24	2,800	2,896
12	Danske Bank A/S	2.750%	9/17/20	1,105	1,120
12	Danske Bank A/S	2.700%	3/2/22	11,080	11,128
	Fifth Third Bank	2.300%	3/15/19	1,360	1,369
	Fifth Third Bank	1.625%	9/27/19	5,820	5,783
	Fifth Third Bank	2.250%	6/14/21	5,364	5,359
	First Republic Bank	2.500%	6/6/22	18,680	18,520
	Goldman Sachs Group Inc.	2.625%	1/31/19	8,910	8,984
	Goldman Sachs Group Inc.	2.550%	10/23/19	11,885	11,986
	Goldman Sachs Group Inc.	2.300%	12/13/19	21,690	21,773
	Goldman Sachs Group Inc.	2.600%	12/27/20	10,920	10,981
	Goldman Sachs Group Inc.	5.750%	1/24/22	8,970	10,042
	Goldman Sachs Group Inc.	3.000%	4/26/22	14,575	14,729
7	Goldman Sachs Group Inc.	2.908%	6/5/23	16,520	16,492
7	Goldman Sachs Group Inc.	2.905%	7/24/23	9,710	9,701
	Goldman Sachs Group Inc.	3.850%	7/8/24	1,880	1,953
	Goldman Sachs Group Inc.	3.750%	5/22/25	2,160	2,218
7	Goldman Sachs Group Inc.	3.272%	9/29/25	16,520	16,495
7	Goldman Sachs Group Inc.	3.691%	6/5/28	14,985	15,091
12	HSBC Bank plc	1.500%	5/15/18	2,250	2,248
	HSBC Bank USA NA	4.875%	8/24/20	3,896	4,186
	HSBC Holdings plc	2.950%	5/25/21	5,305	5,400
	HSBC Holdings plc	2.650%	1/5/22	3,955	3,959
7	HSBC Holdings plc	3.262%	3/13/23	28,265	28,831
	HSBC Holdings plc	3.600%	5/25/23	7,765	8,077
	HSBC Holdings plc	4.375%	11/23/26	985	1,026
7	HSBC Holdings plc	4.041%	3/13/28	41,901	43,704
	HSBC USA Inc.	2.350%	3/5/20	1,580	1,588
	HSBC USA Inc.	2.750%	8/7/20	3,325	3,381
	Huntington National Bank	2.200%	11/6/18	1,812	1,818
	Huntington National Bank	2.375%	3/10/20	7,705	7,746
	Huntington National Bank	2.500%	8/7/22	2,780	2,762
12	ING Bank NV	2.500%	10/1/19	2,670	2,688
	JPMorgan Chase & Co.	1.700%	3/1/18	2,400	2,401
	JPMorgan Chase & Co.	1.625%	5/15/18	545	545
	JPMorgan Chase & Co.	2.250%	1/23/20	28,352	28,491
	JPMorgan Chase & Co.	4.950%	3/25/20	3,995	4,267
	JPMorgan Chase & Co.	2.750%	6/23/20	4,475	4,560
	JPMorgan Chase & Co.	2.550%	10/29/20	25,165	25,448

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.550%	3/1/21	10,159	10,235
	JPMorgan Chase & Co.	2.295%	8/15/21	6,720	6,700
	JPMorgan Chase & Co.	4.500%	1/24/22	5,296	5,718
	JPMorgan Chase & Co.	3.250%	9/23/22	3,140	3,240
	JPMorgan Chase & Co.	2.972%	1/15/23	34,053	34,471
7	JPMorgan Chase & Co.	2.776%	4/25/23	14,030	14,084
	JPMorgan Chase & Co.	2.700%	5/18/23	5,337	5,319
	JPMorgan Chase & Co.	3.875%	2/1/24	1,500	1,580
	JPMorgan Chase & Co.	3.625%	5/13/24	3,350	3,478
	JPMorgan Chase & Co.	3.125%	1/23/25	7,986	8,023
7	JPMorgan Chase & Co.	3.220%	3/1/25	9,345	9,458
	JPMorgan Chase & Co.	3.900%	7/15/25	8,000	8,381
	JPMorgan Chase & Co.	3.300%	4/1/26	7,479	7,477
7	JPMorgan Chase & Co.	3.782%	2/1/28	18,750	19,192
7	JPMorgan Chase & Co.	3.540%	5/1/28	11,745	11,827
	JPMorgan Chase Bank NA	6.000%	10/1/17	7,190	7,191
	KeyBank NA	1.650%	2/1/18	2,400	2,400
	KeyBank NA	2.350%	3/8/19	881	888
	KeyBank NA	2.500%	11/22/21	1,860	1,869
	Lloyds Bank plc	2.700%	8/17/20	1,545	1,568
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,062	6,093
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	4,195	4,199
	Manufacturers & Traders Trust Co.	3.400%	8/17/27	5,365	5,372
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	38,650	39,260
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	3,880	3,830
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	2,975	3,013
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	15,770	15,742
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	825	812
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	10,000	10,283
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	3,665	3,651
12	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	11,120	11,204
	Mizuho Financial Group Inc.	2.953%	2/28/22	2,730	2,755
	Morgan Stanley	2.500%	1/24/19	6,752	6,799
	Morgan Stanley	2.375%	7/23/19	25,904	26,060
	Morgan Stanley	5.625%	9/23/19	2,868	3,063
	Morgan Stanley	5.750%	1/25/21	6,800	7,496
	Morgan Stanley	2.625%	11/17/21	24,079	24,077
	Morgan Stanley	2.750%	5/19/22	9,785	9,816
13	Morgan Stanley	2.532%	5/8/24	6,885	6,970
	Morgan Stanley	3.700%	10/23/24	6,138	6,349
	Morgan Stanley	3.875%	1/27/26	1,110	1,146
	Morgan Stanley	3.625%	1/20/27	8,090	8,167
7	Morgan Stanley	3.591%	7/22/28	9,710	9,708
	MUFG Americas Holdings Corp.	3.500%	6/18/22	6,290	6,498
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,800	1,774
	MUFG Union Bank NA	2.625%	9/26/18	1,460	1,472
	National Australia Bank Ltd.	2.300%	7/25/18	3,140	3,156
	National Australia Bank Ltd.	2.000%	1/14/19	728	729
	National Australia Bank Ltd.	2.500%	5/22/22	6,775	6,735
	National Bank of Canada	2.100%	12/14/18	2,525	2,531
12	Nordea Bank AB	1.625%	9/30/19	3,535	3,511
12	Nordea Bank AB	2.500%	9/17/20	1,865	1,877
	PNC Bank NA	2.200%	1/28/19	3,300	3,318
	PNC Bank NA	2.600%	7/21/20	5,115	5,186

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.450%	11/5/20	1,707	1,721
	PNC Bank NA	2.150%	4/29/21	2,078	2,071
	PNC Bank NA	2.550%	12/9/21	7,785	7,819
	PNC Bank NA	2.625%	2/17/22	14,655	14,779
	PNC Bank NA	2.700%	11/1/22	4,900	4,922
	PNC Bank NA	3.300%	10/30/24	1,450	1,486
	PNC Bank NA	2.950%	2/23/25	4,610	4,606
	PNC Bank NA	3.250%	6/1/25	4,527	4,599
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,200	1,213
	PNC Funding Corp.	5.125%	2/8/20	2,550	2,724
	Royal Bank of Canada	1.500%	7/29/19	6,250	6,215
	Santander UK plc	3.050%	8/23/18	3,410	3,446
	Santander UK plc	2.500%	3/14/19	3,118	3,144
	Santander UK plc	2.350%	9/10/19	3,950	3,973
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	980	987
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	7,465	7,303
	State Street Corp.	1.350%	5/15/18	1,800	1,794
	State Street Corp.	3.300%	12/16/24	1,790	1,844
	State Street Corp.	3.550%	8/18/25	2,611	2,718
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	2,900	2,935
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	7,855	7,886
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	3,585	3,408
	SunTrust Bank	2.450%	8/1/22	12,480	12,425
	Svenska Handelsbanken AB	2.450%	3/30/21	11,675	11,743
12	Swedbank AB	2.375%	2/27/19	3,770	3,792
12	Swedbank AB	2.800%	3/14/22	7,485	7,565
	Toronto-Dominion Bank	1.450%	8/13/19	700	696
	Toronto-Dominion Bank	2.500%	12/14/20	6,580	6,658
	Toronto-Dominion Bank	2.125%	4/7/21	9,125	9,098
12	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,270	5,327
12	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	22,609	22,513
12	UBS Group Funding Switzerland AG	3.491%	5/23/23	2,060	2,104
[7,12] UBS Group Funding Switzerland AG		2.859%	8/15/23	23,230	23,121
	US Bancorp	2.350%	1/29/21	1,350	1,359
	US Bancorp	3.100%	4/27/26	1,212	1,204
	Wachovia Corp.	5.750%	2/1/18	6,740	6,830
	Wells Fargo & Co.	2.600%	7/22/20	6,635	6,727
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,289
	Wells Fargo & Co.	2.625%	7/22/22	22,650	22,648
	Wells Fargo & Co.	3.450%	2/13/23	7,460	7,637
	Wells Fargo & Co.	3.300%	9/9/24	8,943	9,057
	Wells Fargo & Co.	3.000%	2/19/25	6,300	6,241
	Wells Fargo & Co.	3.550%	9/29/25	9,029	9,261
	Wells Fargo & Co.	3.000%	4/22/26	13,750	13,491
	Wells Fargo & Co.	3.000%	10/23/26	5,000	4,870
7	Wells Fargo & Co.	3.584%	5/22/28	18,950	19,150
	Wells Fargo Bank NA	6.000%	11/15/17	7,190	7,227
	Wells Fargo Bank NA	1.800%	11/28/18	3,385	3,389
	Wells Fargo Bank NA	2.150%	12/6/19	14,500	14,567
	Westpac Banking Corp.	2.250%	7/30/18	5,575	5,597
	Westpac Banking Corp.	1.950%	11/23/18	2,376	2,377
	Westpac Banking Corp.	4.875%	11/19/19	7,190	7,608
	Westpac Banking Corp.	2.600%	11/23/20	6,430	6,510
	Westpac Banking Corp.	2.100%	5/13/21	7,555	7,476

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Westpac Banking Corp.	2.000%	8/19/21	7,665	7,548
	Westpac Banking Corp.	3.350%	3/8/27	18,765	19,002

	Brokerage (0.2%)
	BlackRock Inc.	3.200%	3/15/27	8,310	8,409
	Charles Schwab Corp.	2.200%	7/25/18	450	452
	Charles Schwab Corp.	4.450%	7/22/20	1,350	1,438
	Charles Schwab Corp.	3.200%	3/2/27	805	807
	Invesco Finance plc	3.125%	11/30/22	4,490	4,581
	Invesco Finance plc	4.000%	1/30/24	4,000	4,243
	Invesco Finance plc	3.750%	1/15/26	3,060	3,165
	TD Ameritrade Holding Corp.	2.950%	4/1/22	60	61
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,220	3,328

	Finance Companies (0.2%)
	GE Capital International Funding Co.	2.342%	11/15/20	25,739	25,848
	GE Capital International Funding Co.	3.373%	11/15/25	4,516	4,665

	Insurance (1.5%)
	Aetna Inc.	2.750%	11/15/22	1,700	1,704
	Aetna Inc.	2.800%	6/15/23	2,050	2,054
12	AIA Group Ltd.	3.200%	3/11/25	15,935	15,942
12	AIG Global Funding	2.700%	12/15/21	2,340	2,356
	Berkshire Hathaway Inc.	2.750%	3/15/23	15,430	15,583
	Berkshire Hathaway Inc.	3.125%	3/15/26	13,295	13,405
	Chubb INA Holdings Inc.	2.875%	11/3/22	6,693	6,801
	Chubb INA Holdings Inc.	2.700%	3/13/23	1,000	1,001
	Chubb INA Holdings Inc.	3.350%	5/15/24	3,860	3,991
	Chubb INA Holdings Inc.	3.150%	3/15/25	984	1,001
12	Jackson National Life Global Funding	4.700%	6/1/18	2,250	2,293
	Manulife Financial Corp.	4.900%	9/17/20	6,695	7,193
	Manulife Financial Corp.	4.150%	3/4/26	2,529	2,689
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,820	5,206
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	10,400	10,491
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,995	2,055
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	8,620	8,897
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,982	4,154
12	MassMutual Global Funding II	2.750%	6/22/24	21,965	21,800
12	Metropolitan Life Global Funding I	3.000%	1/10/23	9,594	9,742
12	Metropolitan Life Global Funding I	3.450%	12/18/26	8,725	8,951
12	Metropolitan Life Global Funding I	3.000%	9/19/27	17,995	17,669
12	New York Life Global Funding	2.900%	1/17/24	4,120	4,160
	PartnerRe Finance B LLC	5.500%	6/1/20	1,740	1,867
12	Pricoa Global Funding I	2.550%	11/24/20	2,130	2,149
12	Pricoa Global Funding I	2.450%	9/21/22	3,940	3,934
12	Reliance Standard Life Global Funding II	3.050%	1/20/21	1,270	1,281
12	Swiss Re Treasury US Corp.	2.875%	12/6/22	6,555	6,561
	UnitedHealth Group Inc.	1.900%	7/16/18	1,020	1,022
	UnitedHealth Group Inc.	2.700%	7/15/20	1,010	1,029
	UnitedHealth Group Inc.	3.350%	7/15/22	2,080	2,161
	UnitedHealth Group Inc.	2.875%	3/15/23	2,700	2,742
	UnitedHealth Group Inc.	3.750%	7/15/25	5,275	5,592
	UnitedHealth Group Inc.	3.450%	1/15/27	7,500	7,722
	UnitedHealth Group Inc.	3.375%	4/15/27	2,825	2,895

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Other Finance (0.1%)
	ORIX Corp.	3.700%	7/18/27	12,765	12,792

	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities Inc.	3.350%	5/15/27	5,975	6,032
	Camden Property Trust	4.875%	6/15/23	435	474
	Camden Property Trust	4.250%	1/15/24	1,488	1,572
	Camden Property Trust	3.500%	9/15/24	435	440
	Federal Realty Investment Trust	3.000%	8/1/22	2,300	2,336
	Federal Realty Investment Trust	2.750%	6/1/23	4,490	4,440
	Federal Realty Investment Trust	3.250%	7/15/27	6,000	5,914
	Public Storage	3.094%	9/15/27	11,755	11,715
12	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	6,205	6,283
	Simon Property Group LP	2.500%	9/1/20	727	736
	Simon Property Group LP	4.375%	3/1/21	4,400	4,673
	Simon Property Group LP	3.500%	9/1/25	891	909
	Simon Property Group LP	3.300%	1/15/26	894	896
					1,732,850
Industrial (7.5%)
	Basic Industry (0.2%)
12	Air Liquide Finance SA	1.750%	9/27/21	16,586	16,184
12	Air Liquide Finance SA	2.250%	9/27/23	5,020	4,848
	Air Products & Chemicals Inc.	2.750%	2/3/23	1,040	1,038
	Airgas Inc.	2.900%	11/15/22	2,575	2,607
	Praxair Inc.	4.050%	3/15/21	2,800	2,967
	Praxair Inc.	2.450%	2/15/22	1,840	1,848
	Praxair Inc.	2.200%	8/15/22	1,120	1,108

	Capital Goods (1.4%)
	Caterpillar Financial Services Corp.	2.100%	1/10/20	6,290	6,286
	Caterpillar Financial Services Corp.	1.700%	8/9/21	22,027	21,563
	Caterpillar Financial Services Corp.	2.850%	6/1/22	6,000	6,128
	Caterpillar Financial Services Corp.	2.400%	6/6/22	17,465	17,454
	Caterpillar Financial Services Corp.	3.750%	11/24/23	5,365	5,677
	Caterpillar Financial Services Corp.	3.250%	12/1/24	1,705	1,749
	Caterpillar Inc.	2.600%	6/26/22	1,250	1,262
	Deere & Co.	2.600%	6/8/22	5,220	5,274
	Dover Corp.	3.150%	11/15/25	1,825	1,857
	General Dynamics Corp.	2.375%	11/15/24	13,140	12,912
	Hubbell Inc.	3.150%	8/15/27	5,695	5,688
	Illinois Tool Works Inc.	3.500%	3/1/24	2,650	2,770
	Illinois Tool Works Inc.	2.650%	11/15/26	14,415	14,056
	John Deere Capital Corp.	2.450%	9/11/20	5,175	5,229
	John Deere Capital Corp.	2.800%	3/4/21	3,475	3,537
	John Deere Capital Corp.	2.750%	3/15/22	4,645	4,720
	John Deere Capital Corp.	2.800%	1/27/23	1,925	1,960
	John Deere Capital Corp.	2.800%	3/6/23	2,820	2,862
	John Deere Capital Corp.	2.650%	6/24/24	10,000	9,937
	John Deere Capital Corp.	2.800%	9/8/27	6,435	6,318
	Parker-Hannifin Corp.	3.500%	9/15/22	1,885	1,970
	Parker-Hannifin Corp.	3.300%	11/21/24	3,935	4,040
12	Parker-Hannifin Corp.	3.250%	3/1/27	6,040	6,067
	Precision Castparts Corp.	2.500%	1/15/23	8,650	8,661
	Precision Castparts Corp.	3.250%	6/15/25	13,895	14,141
12	Siemens Financieringsmaatschappij NV	2.700%	3/16/22	11,205	11,301

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
12	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	3,445	3,501
12	Siemens Financieringsmaatschappij NV	2.350%	10/15/26	8,770	8,233

	Communication (0.6%)
	America Movil SAB de CV	5.000%	10/16/19	1,800	1,908
	America Movil SAB de CV	5.000%	3/30/20	4,800	5,121
	America Movil SAB de CV	3.125%	7/16/22	7,364	7,535
	Comcast Cable Communications Holdings
	Inc.	9.455%	11/15/22	1,530	2,029
	Comcast Corp.	5.875%	2/15/18	2,100	2,133
	Comcast Corp.	5.700%	5/15/18	2,220	2,276
	Comcast Corp.	2.850%	1/15/23	2,700	2,738
	Comcast Corp.	3.600%	3/1/24	3,600	3,772
	Comcast Corp.	3.375%	2/15/25	7,885	8,082
	Comcast Corp.	3.375%	8/15/25	12,018	12,345
	NBCUniversal Media LLC	5.150%	4/30/20	8,090	8,737
	NBCUniversal Media LLC	2.875%	1/15/23	25,090	25,435
	Walt Disney Co.	3.150%	9/17/25	2,500	2,549

	Consumer Cyclical (1.1%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	1,030	1,050
	American Honda Finance Corp.	2.250%	8/15/19	6,590	6,638
	American Honda Finance Corp.	2.450%	9/24/20	2,225	2,255
	American Honda Finance Corp.	1.700%	9/9/21	2,790	2,737
	Automatic Data Processing Inc.	3.375%	9/15/25	475	491
	Costco Wholesale Corp.	2.750%	5/18/24	3,180	3,183
	Costco Wholesale Corp.	3.000%	5/18/27	3,945	3,950
	Cummins Inc.	3.650%	10/1/23	1,350	1,419
12	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	7,090	7,100
12	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	1,475	1,480
12	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	1,089	1,084
	Harley-Davidson Inc.	3.500%	7/28/25	7,465	7,632
	Lowe’s Cos. Inc.	4.625%	4/15/20	2,070	2,176
	Lowe’s Cos. Inc.	3.120%	4/15/22	4,440	4,587
	Lowe’s Cos. Inc.	3.375%	9/15/25	775	797
	Lowe’s Cos. Inc.	2.500%	4/15/26	18,500	17,709
	Lowe’s Cos. Inc.	3.100%	5/3/27	7,265	7,227
	Mastercard Inc.	3.375%	4/1/24	7,714	8,035
12	Nissan Motor Acceptance Corp.	2.550%	3/8/21	5,415	5,442
12	Nissan Motor Acceptance Corp.	2.600%	9/28/22	2,595	2,598
	PACCAR Financial Corp.	1.750%	8/14/18	740	741
	PACCAR Financial Corp.	2.200%	9/15/19	450	453
	Starbucks Corp.	2.100%	2/4/21	1,980	1,982
	Starbucks Corp.	2.450%	6/15/26	3,645	3,500
	TJX Cos. Inc.	2.750%	6/15/21	1,650	1,678
	TJX Cos. Inc.	2.500%	5/15/23	900	896
	TJX Cos. Inc.	2.250%	9/15/26	2,650	2,461
	Visa Inc.	2.200%	12/14/20	4,465	4,505
	Visa Inc.	2.150%	9/15/22	6,680	6,654
	Visa Inc.	2.800%	12/14/22	7,090	7,247
	Visa Inc.	3.150%	12/14/25	17,825	18,198
	Wal-Mart Stores Inc.	3.625%	7/8/20	1,365	1,430
	Wal-Mart Stores Inc.	3.250%	10/25/20	1,485	1,543
	Wal-Mart Stores Inc.	4.250%	4/15/21	2,852	3,061
	Wal-Mart Stores Inc.	2.550%	4/11/23	6,290	6,353

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Consumer Noncyclical (1.1%)
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	5,840	5,906
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	970	969
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	2,050	2,062
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	6,300	6,402
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	2,355	2,368
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	3,700	3,835
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	17,300	17,898
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,990	2,139
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	2,725	2,746
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,155	1,157
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,350	1,422
	Covidien International Finance SA	4.200%	6/15/20	4,126	4,362
	Gilead Sciences Inc.	3.700%	4/1/24	27,530	28,986
	Gilead Sciences Inc.	3.500%	2/1/25	16,095	16,724
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,105	1,150
	Kimberly-Clark Corp.	3.625%	8/1/20	630	655
	Medtronic Global Holdings SCA	3.350%	4/1/27	10,450	10,686
	Medtronic Inc.	5.600%	3/15/19	1,800	1,893
	Medtronic Inc.	3.150%	3/15/22	12,000	12,411
	Medtronic Inc.	3.625%	3/15/24	2,030	2,135
	Medtronic Inc.	3.500%	3/15/25	15,370	16,001
	PepsiCo Inc.	4.500%	1/15/20	2,250	2,383
	PepsiCo Inc.	2.850%	2/24/26	2,615	2,599
12	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	11,000	10,906
12	Roche Holdings Inc.	2.875%	9/29/21	1,590	1,629

	Energy (1.4%)
	BP Capital Markets plc	1.375%	5/10/18	1,800	1,799
	BP Capital Markets plc	2.241%	9/26/18	3,780	3,803
	BP Capital Markets plc	4.750%	3/10/19	7,640	7,962
	BP Capital Markets plc	4.500%	10/1/20	4,040	4,309
	BP Capital Markets plc	3.561%	11/1/21	2,047	2,139
	BP Capital Markets plc	3.062%	3/17/22	915	937
	BP Capital Markets plc	3.245%	5/6/22	2,600	2,691
	BP Capital Markets plc	2.500%	11/6/22	3,140	3,135
	BP Capital Markets plc	2.750%	5/10/23	11,500	11,480
	BP Capital Markets plc	3.994%	9/26/23	900	963
	BP Capital Markets plc	3.814%	2/10/24	10,790	11,343
	BP Capital Markets plc	3.224%	4/14/24	7,250	7,385
	BP Capital Markets plc	3.535%	11/4/24	5,915	6,122
	BP Capital Markets plc	3.506%	3/17/25	8,000	8,250
	BP Capital Markets plc	3.119%	5/4/26	6,600	6,594
	BP Capital Markets plc	3.279%	9/19/27	11,000	10,968
	Chevron Corp.	2.193%	11/15/19	450	454
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	2,690	2,713
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	2,685	2,722
	Exxon Mobil Corp.	2.397%	3/6/22	1,100	1,105
	Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,251
	Occidental Petroleum Corp.	4.100%	2/1/21	5,815	6,142
	Occidental Petroleum Corp.	3.125%	2/15/22	2,695	2,760
	Occidental Petroleum Corp.	2.700%	2/15/23	1,800	1,807
	Shell International Finance BV	4.375%	3/25/20	1,840	1,953
	Shell International Finance BV	3.400%	8/12/23	5,000	5,222
	Shell International Finance BV	3.250%	5/11/25	23,950	24,479

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Shell International Finance BV	2.875%	5/10/26	15,500	15,411
Total Capital Canada Ltd.	2.750%	7/15/23	2,700	2,730
Total Capital International SA	2.875%	2/17/22	4,040	4,118
Total Capital International SA	2.700%	1/25/23	1,350	1,362
Total Capital International SA	3.700%	1/15/24	6,000	6,325
Total Capital SA	4.450%	6/24/20	4,670	4,985
Total Capital SA	4.125%	1/28/21	805	856
TransCanada PipeLines Ltd.	2.500%	8/1/22	1,200	1,199
TransCanada PipeLines Ltd.	3.750%	10/16/23	640	675
TransCanada PipeLines Ltd.	4.875%	1/15/26	10,651	11,937

Technology (1.4%)
Apple Inc.	2.000%	5/6/20	3,705	3,722
Apple Inc.	2.250%	2/23/21	1,500	1,510
Apple Inc.	2.850%	5/6/21	5,840	6,002
Apple Inc.	2.150%	2/9/22	895	893
Apple Inc.	2.850%	2/23/23	4,780	4,877
Apple Inc.	2.400%	5/3/23	3,590	3,582
Apple Inc.	3.000%	2/9/24	3,210	3,282
Apple Inc.	3.450%	5/6/24	5,385	5,643
Apple Inc.	2.850%	5/11/24	11,855	12,002
Apple Inc.	2.500%	2/9/25	5,060	4,985
Apple Inc.	3.200%	5/13/25	1,360	1,393
Apple Inc.	3.250%	2/23/26	7,145	7,323
Apple Inc.	3.350%	2/9/27	9,795	10,078
Apple Inc.	3.000%	6/20/27	1,710	1,709
Applied Materials Inc.	2.625%	10/1/20	4,735	4,818
Applied Materials Inc.	3.900%	10/1/25	427	455
Baidu Inc.	3.250%	8/6/18	7,075	7,154
Cisco Systems Inc.	4.450%	1/15/20	590	624
Cisco Systems Inc.	2.200%	9/20/23	2,210	2,176
Cisco Systems Inc.	2.950%	2/28/26	4,290	4,321
Cisco Systems Inc.	2.500%	9/20/26	2,210	2,138
Intel Corp.	2.350%	5/11/22	2,670	2,678
Intel Corp.	2.875%	5/11/24	9,255	9,339
Microsoft Corp.	2.375%	2/12/22	445	449
Microsoft Corp.	2.650%	11/3/22	700	712
Microsoft Corp.	2.875%	2/6/24	18,220	18,582
Microsoft Corp.	2.700%	2/12/25	2,685	2,695
Microsoft Corp.	3.300%	2/6/27	11,090	11,456
Oracle Corp.	2.375%	1/15/19	2,920	2,948
Oracle Corp.	2.500%	5/15/22	8,180	8,293
Oracle Corp.	3.400%	7/8/24	4,000	4,173
Oracle Corp.	2.950%	5/15/25	4,295	4,329
Oracle Corp.	2.650%	7/15/26	1,915	1,870
QUALCOMM Inc.	2.600%	1/30/23	15,210	15,251
QUALCOMM Inc.	2.900%	5/20/24	17,100	17,178
QUALCOMM Inc.	3.250%	5/20/27	14,725	14,842

Transportation (0.3%)
Burlington Northern Santa Fe LLC	3.450%	9/15/21	1,185	1,231
Burlington Northern Santa Fe LLC	3.000%	3/15/23	5,093	5,208
Burlington Northern Santa Fe LLC	3.850%	9/1/23	11,041	11,796
Burlington Northern Santa Fe LLC	3.400%	9/1/24	9,470	9,835

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	CSX Transportation Inc.	6.251%	1/15/23	1,164	1,332
7	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	4,593	5,293
7	Northwest Airlines 2007-1 Class A
	Pass Through Trust	7.027%	5/1/21	3,146	3,426
7	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	3,402	3,730
7	United Airlines 2013-1 Class A Pass
	Through Trust	4.300%	2/15/27	1,168	1,236
					1,055,784
Utilities (0.8%)
	Electric (0.8%)
12	AEP Transmission Co. LLC	3.100%	12/1/26	1,590	1,593
	Ameren Illinois Co.	2.700%	9/1/22	1,827	1,846
	Baltimore Gas & Electric Co.	2.800%	8/15/22	950	955
	Commonwealth Edison Co.	3.400%	9/1/21	8,700	9,021
	Commonwealth Edison Co.	2.550%	6/15/26	880	851
	Connecticut Light & Power Co.	5.500%	2/1/19	2,125	2,220
	Connecticut Light & Power Co.	2.500%	1/15/23	5,550	5,538
	Duke Energy Florida LLC	4.550%	4/1/20	1,375	1,458
	Entergy Arkansas Inc.	3.700%	6/1/24	1,603	1,676
	Entergy Arkansas Inc.	3.500%	4/1/26	9,180	9,429
	Entergy Louisiana LLC	3.300%	12/1/22	1,300	1,337
	Entergy Louisiana LLC	2.400%	10/1/26	4,920	4,676
	Entergy Louisiana LLC	3.120%	9/1/27	3,060	3,072
	Georgia Power Co.	2.400%	4/1/21	8,665	8,675
	Georgia Power Co.	2.850%	5/15/22	2,735	2,774
	Georgia Power Co.	3.250%	3/30/27	4,950	4,937
	MidAmerican Energy Co.	5.300%	3/15/18	3,326	3,384
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	3,477	3,785
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	1,115	1,120
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	4,180	4,998
	PacifiCorp	5.500%	1/15/19	2,665	2,787
	Sierra Pacific Power Co.	3.375%	8/15/23	5,740	5,934
	Southwestern Public Service Co.	3.300%	6/15/24	13,616	14,009
	Virginia Electric & Power Co.	2.950%	1/15/22	7,700	7,847
	Virginia Electric & Power Co.	2.950%	11/15/26	975	967
	Westar Energy Inc.	2.550%	7/1/26	5,745	5,546
	Westar Energy Inc.	3.100%	4/1/27	5,930	5,952

	Natural Gas (0.0%)
12	Engie SA	2.875%	10/10/22	1,305	1,319
					117,706
Total Corporate Bonds (Cost $2,886,153)					2,906,340
Sovereign Bonds (6.4%)
	Asian Development Bank	1.750%	1/10/20	17,875	17,895
12	Avi Funding Co. Ltd.	2.850%	9/16/20	9,400	9,396
12	Banco del Estado de Chile	2.000%	11/9/17	1,450	1,446
12	Bank Nederlandse Gemeenten NV	1.500%	2/15/19	20,500	20,440
12	Bermuda	4.854%	2/6/24	2,725	2,975
	Bermuda	4.854%	2/6/24	7,700	8,408
	CDP Financial Inc.	4.400%	11/25/19	12,055	12,681

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
12	CDP Financial Inc.	4.400%	11/25/19	18,235	19,185
12	CDP Financial Inc.	3.150%	7/24/24	1,269	1,303
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	5,860	5,854
12	CNPC General Capital Ltd.	3.400%	4/16/23	800	817
	Corp. Andina de Fomento	2.200%	7/18/20	5,229	5,235
	Corp. Andina de Fomento	4.375%	6/15/22	7,161	7,722
12	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,950	3,085
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,300	1,360
	CPPIB Capital Inc.	1.250%	9/20/19	10,000	9,898
12	CPPIB Capital Inc.	1.250%	9/20/19	17,700	17,528
12	CPPIB Capital Inc.	2.250%	1/25/22	56,520	56,764
15	Development Bank of Japan Inc.	2.750%	9/16/25	7,580	7,610
12,16	Dexia Credit Local SA	1.875%	9/15/21	13,260	12,987
12	Dexia Credit Local SA	2.375%	9/20/22	15,310	15,239
12	Electricite de France SA	3.625%	10/13/25	9,110	9,356
	European Investment Bank	1.625%	12/15/20	35,715	35,439
	European Investment Bank	4.000%	2/16/21	9,100	9,722
	European Investment Bank	2.500%	4/15/21	7,275	7,417
	Export-Import Bank of Korea	1.750%	2/27/18	3,935	3,932
	Export-Import Bank of Korea	2.250%	1/21/20	5,390	5,365
	Export-Import Bank of Korea	5.125%	6/29/20	5,000	5,332
	Export-Import Bank of Korea	4.000%	1/29/21	2,550	2,648
	Export-Import Bank of Korea	4.375%	9/15/21	9,364	9,896
	Export-Import Bank of Korea	1.875%	10/21/21	8,870	8,543
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,104
12	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	8,000	7,945
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,000	1,013
	Inter-American Development Bank	3.875%	2/14/20	4,550	4,776
	Inter-American Development Bank	3.000%	2/21/24	3,250	3,390
15	Japan Bank for International Cooperation	1.750%	11/13/18	2,725	2,722
15	Japan Bank for International Cooperation	1.750%	11/13/18	9,170	9,165
15	Japan Bank for International Cooperation	2.125%	2/7/19	2,725	2,735
15	Japan Bank for International Cooperation	2.250%	2/24/20	27,500	27,602
15	Japan Bank for International Cooperation	2.125%	7/21/20	10,085	10,097
17	KFW	1.000%	6/11/18	5,225	5,208
	Kingdom of Saudi Arabia	2.375%	10/26/21	5,800	5,722
	Kingdom of Saudi Arabia	2.875%	3/4/23	4,620	4,607
13	Korea Development Bank	1.999%	9/19/20	8,000	7,989
	Korea Development Bank	2.500%	1/13/21	4,750	4,708
	Korea East-West Power Co. Ltd.	2.625%	11/27/18	4,755	4,778
12	Korea Gas Corp.	2.875%	7/29/18	3,650	3,673
	KSA Sukuk Ltd.	2.894%	4/20/22	13,760	13,825
12	Municipality Finance plc	1.125%	4/17/18	2,275	2,269
12	Nederlandse Waterschapsbank NV	1.875%	3/13/19	1,800	1,804
12	Nederlandse Waterschapsbank NV	1.250%	9/9/19	32,000	31,663
	North American Development Bank	2.300%	10/10/18	3,750	3,764
12	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	7,000	7,138
12	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	6,600	6,812
	Province of Alberta	1.900%	12/6/19	15,000	14,949
12	Province of Alberta	1.750%	8/26/20	1,500	1,478
12	Province of Alberta	2.050%	8/17/26	5,000	4,694
	Province of Manitoba	2.100%	9/6/22	1,900	1,877
	Province of New Brunswick	2.750%	6/15/18	1,145	1,155

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Province of Ontario	1.100%	10/25/17	11,625	11,628
	Province of Ontario	1.200%	2/14/18	2,275	2,273
	Province of Ontario	3.000%	7/16/18	11,926	12,025
	Province of Ontario	1.625%	1/18/19	42,130	41,931
	Province of Ontario	4.000%	10/7/19	5,475	5,679
	Province of Ontario	4.400%	4/14/20	18,760	19,771
	Province of Ontario	2.500%	4/27/26	1,135	1,116
	Province of Quebec	3.500%	7/29/20	10,575	10,920
11	Province of Quebec	1.456%	9/21/20	18,400	18,400
	Province of Quebec	2.750%	8/25/21	9,225	9,346
	Province of Quebec	7.500%	7/15/23	1,335	1,653
	Province of Quebec	7.125%	2/9/24	670	827
	Province of Quebec	2.750%	4/12/27	8,020	7,951
	Province of Quebec	7.500%	9/15/29	13,835	19,647
[7,12] Ras Laffan Liquefied Natural Gas Co. Ltd. II		5.298%	9/30/20	388	401
	Republic of Chile	2.250%	10/30/22	30,000	29,879
	Republic of Korea	7.125%	4/16/19	3,175	3,413
	Republic of Lithuania	7.375%	2/11/20	39,635	44,431
	Republic of Lithuania	6.125%	3/9/21	1,815	2,036
	Republic of Poland	5.125%	4/21/21	10,205	11,187
	Republic of Poland	5.000%	3/23/22	26,142	28,920
12	Republic of Slovakia	4.375%	5/21/22	2,275	2,483
	Republic of Slovenia	5.500%	10/26/22	2,025	2,308
12	Sinopec Group Overseas Development
	2017 Ltd.	2.375%	4/12/20	9,110	9,107
	State of Israel	2.875%	3/16/26	15,265	15,358
	State of Kuwait	2.750%	3/20/22	6,563	6,634
	State of Qatar	5.250%	1/20/20	24,000	25,454
	Statoil ASA	5.250%	4/15/19	4,550	4,777
	Statoil ASA	3.150%	1/23/22	7,065	7,273
	Statoil ASA	2.450%	1/17/23	1,825	1,819
	Statoil ASA	3.700%	3/1/24	6,300	6,629
12	Temasek Financial I Ltd.	2.375%	1/23/23	1,750	1,751
Total Sovereign Bonds (Cost $898,375)					902,167
Taxable Municipal Bonds (0.0%)
	Florida Hurricane Catastrophe Fund Finance
	Corp. Revenue	2.995%	7/1/20	2,050	2,090
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-EGSL	3.220%	2/1/21	1,231	1,238
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-ELL	3.450%	2/1/22	1,075	1,092
	University of California Revenue	2.054%	5/15/18	900	903
Total Taxable Municipal Bonds (Cost $5,256)					5,323

Institutional Intermediate-Term Bond Fund

				Market
				Value•
	Coupon		Shares	($000)
Temporary Cash Investments (8.2%)
Money Market Fund (8.1%)
18 Vanguard Market Liquidity Fund	1.223%		11,445,760	1,144,805

			Face
		Maturity	Amount
		Date	($000)
Commercial Paper (0.1%)
19 Electricite de France	1.995%	1/5/18	10,000	9,957
Total Temporary Cash Investments (Cost $1,154,642)				1,154,762
Total Investments (107.3%) (Cost $15,144,131)				15,138,205
Other Assets and Liabilities (-7.3%)
Other Assets				1,171,988
Liabilities				(2,204,639)
				(1,032,651)
Net Assets (100%)
Applicable to 610,082,606 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				14,105,554
Net Asset Value Per Share				$23.12

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding Segregated Securities)				13,982,189
Collateral for To Be Announced (TBA) Transactions				2,105
Collateral for Futures Contracts				8,413
Collateral for Swap Contracts				693
Total Unaffiliated Issuers				13,993,400
Affiliated Vanguard Funds				1,144,805
Total Investments in Securities				15,138,205
Investment in Vanguard				900
Receivables for Investment Securities Sold				1,108,645
Receivables for Accrued Income				58,863
Variation Margin Receivable—Futures Contracts				879
Variation Margin Receivable—Swap Contracts				63
Other Assets				2,638
Total Assets				16,310,193
Liabilities
Payables for Investment Securities Purchased				2,195,478
Payables to Vanguard				1,604
Variation Margin Payable—Futures Contracts				3,271
Variation Margin Payable—Swap Contracts				79
Unrealized Depreciation—Swap Contracts				319
Other Liabilities				3,888
Total Liabilities				2,204,639
Net Assets				14,105,554

Institutional Intermediate-Term Bond Fund

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	14,153,261
Undistributed Net Investment Income	251
Accumulated Net Realized Losses	(36,516)
Unrealized Appreciation (Depreciation)
Investment Securities	(5,926)
Futures Contracts	(5,176)
Swap Contracts	(340)
Net Assets	14,105,554

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,105,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 Securities with a value of $8,413,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $693,000 have been segregated as initial margin for open cleared swap contracts.
4 U.S. government-guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
September 30, 2017.
9 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
10 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
11 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
12 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $1,285,668,000, representing 9.1% of net assets.
13 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
14 Security value determined using significant unobservable inputs.
15 Guaranteed by the Government of Japan.
16 Guaranteed by multiple countries.
17 Guaranteed by the Federal Republic of Germany.
18 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
19 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2017, the value of these securities was $9,957,000, representing 0.1% of net assets.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2017	12,948	1,521,390	(8,514)
2-Year U.S. Treasury Note	December 2017	1,680	362,381	(933)
10-Year U.S. Treasury Note	December 2017	2,763	346,238	(1,473)
				(10,920)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2017	(3,673)	(493,387)	5,594
Ultra Long U.S. Treasury Bond	December 2017	(38)	(6,275)	108
30-Year U.S. Treasury Bond	December 2017	(14)	(2,139)	42
				5,744
				(5,176)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Institutional Intermediate-Term Bond Fund

At September 30, 2017, the fund had the following open total return swap contracts:

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
People’s Republic of
China/A1	12/20/22	GS	4,600	1.000	83	(94)	(11)
Republic of Chile/Aa3	12/20/22	CITNA	7,420	1.000	145	(144)	1
Republic of Chile/Aa3	12/20/22	GSI	13,500	1.000	264	(277)	(13)
			25,520		492	(515)	(23)

Credit Protection Purchased
EI du Pont de
Nemours & Co.	12/20/20	JPMC	4,015	(1.000)	(113)	62	(51)
State of Qatar	6/20/22	BOANA	4,080	(1.000)	(24)	(47)	(71)
State of Qatar	6/20/22	CITNA	7,920	(1.000)	(48)	(87)	(135)
Wells Fargo & Co.	9/20/20	BOANA	3,740	(1.000)	(84)	45	(39)
					(269)	(27)	(296)
							(319)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Periodic premium received/paid quarterly.
BOANA—Bank of America, N.A.
CITNA—Citi Bank N.A.
GSI—Goldman Sachs International.

Institutional Intermediate-Term Bond Fund

JPMC—JP Morgan Chase Bank.
Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid) [3]	Value	(Depreciation)
Termination Date	Date[1]	($000)	(%)	(%)	($000)	($000)
12/20/18	12/20/17	96,602	1.750	0.000	85	(51)
12/20/19	12/20/17	53,797	2.000	0.000	203	(95)
12/20/20	12/20/17	38,558	2.250	0.000	383	(100)
12/20/21	12/20/17	12,169	(2.250)	0.000	(121)	45
12/20/22	12/20/17	5,995	(2.250)	0.000	(53)	28
12/20/24	12/20/17	23,181	(2.500)	0.000	(468)	152
					29	(21)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semiannually.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Interest[1]	247,675
Total Income	247,675
Expenses
The Vanguard Group—Note B
Investment Advisory Services	408
Management and Administrative	1,582
Marketing and Distribution	251
Custodian Fees	168
Auditing Fees	51
Trustees’ Fees and Expenses	9
Total Expenses	2,469
Net Investment Income	245,206
Realized Net Gain (Loss)
Investment Securities Sold[1]	(11,600)
Futures Contracts	(23,122)
Swap Contracts	(151)
Realized Net Gain (Loss)	(34,873)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(145,472)
Futures Contracts	(4,877)
Swap Contracts	(636)
Change in Unrealized Appreciation (Depreciation)	(150,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,348

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $10,634,000, $60,000, and $108,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	245,206	174,145
Realized Net Gain (Loss)	(34,873)	99,425
Change in Unrealized Appreciation (Depreciation)	(150,985)	43,828
Net Increase (Decrease) in Net Assets Resulting from Operations	59,348	317,398
Distributions
Net Investment Income	(245,776)	(174,092)
Realized Capital Gain[1]	(94,306)	(18,223)
Total Distributions	(340,082)	(192,315)
Capital Share Transactions
Issued	4,450,553	1,479,396
Issued in Lieu of Cash Distributions	340,082	192,315
Redeemed	(225,161)	(11,057)
Net Increase (Decrease) from Capital Share Transactions	4,565,474	1,660,654
Total Increase (Decrease)	4,284,740	1,785,737
Net Assets
Beginning of Period	9,820,814	8,035,077
End of Period[2]	14,105,554	9,820,814

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $47,560,000 and $4,126,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $251,000 and $524,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

			June 19,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$23.79	$23.46	$23.36
Investment Operations
Net Investment Income	. 462 [2]	.473	.126
Net Realized and Unrealized Gain (Loss) on Investments	(.470)	.383	.101
Total from Investment Operations	(.008)	.856	.227
Distributions
Dividends from Net Investment Income	(.454)	(.473)	(.127)
Distributions from Realized Capital Gains	(.208)	(.053)	—
Total Distributions	(.662)	(.526)	(.127)
Net Asset Value, End of Period	$23.12	$23.79	$23.46

Total Return	0.01%	3.70%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,106	$9,821	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	1.99%	2.02%	1.92%[3]
Portfolio Turnover Rate[4]	253%	251%	45%

1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Includes 111%, 67%, and 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 11% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long

Institutional Intermediate-Term Bond Fund

positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement

Institutional Intermediate-Term Bond Fund

of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2017, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be

Institutional Intermediate-Term Bond Fund

sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $900,000, representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Institutional Intermediate-Term Bond Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,471,651	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,665,839	32,123
Corporate Bonds	—	2,906,340	—
Sovereign Bonds	—	902,167	—
Taxable Municipal Bonds	—	5,323	—
Temporary Cash Investments	1,144,805	9,957	—
Futures Contracts—Assets[1]	879	—	—
Futures Contracts—Liabilities[1]	(3,271)	—	—
Swap Contracts—Assets	63[1]	—	—
Swap Contracts—Liabilities	(79)[1]	(319)	—
Total	1,142,397	13,960,958	32,123
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	879	—	879
Variation Margin Receivable—Swap Contracts	63	—	63
Variation Margin Payable—Futures Contracts	(3,271)	—	(3,271)
Variation Margin Payable—Swap Contracts	(79)	—	(79)
Unrealized Depreciation—Swap Contracts	—	(319)	(319)

Institutional Intermediate-Term Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2017, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(23,122)	—	(23,122)
Swap Contracts	(988)	837	(151)
Realized Net Gain (Loss) on Derivatives	(24,110)	837	(23,273)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(4,877)	—	(4,877)
Swap Contracts	(273)	(363)	(636)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(5,150)	(363)	(5,513)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2017, the fund had $1,723,000 of ordinary income available for distribution. The fund had available capital losses totaling $41,023,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2017, the cost of investment securities for tax purposes was $15,144,800,000. Net unrealized depreciation of investment securities for tax purposes was $6,595,000, consisting of unrealized gains of $67,350,000 on securities that had risen in value since their purchase and $73,945,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $3,267,503,000 of investment securities and sold $1,893,108,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $30,315,101,000 and $27,965,284,000, respectively.

Institutional Intermediate-Term Bond Fund

G. Capital shares issued and redeemed were:
	Six Months Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	192,265	62,521
Issued in Lieu of Cash Distributions	14,746	8,169
Redeemed	(9,687)	(474)
Net Increase (Decrease) in Shares Outstanding	197,324	70,216

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Institutional
Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities of Vanguard Institutional Intermediate-Term Bond Fund and statements of net assets of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (constituting separate portfolios of Vanguard Malvern Funds, hereafter referred to as the “Funds”) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

Special 2017 tax information (unaudited) for Vanguard Institutional Short-Term Bond Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,036,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 58.2% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Institutional Intermediate-Term
Bond Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $46,746,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 76.4% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$1,008.80	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,014.01	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.97	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.97	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%; and for the Institutional Intermediate-Term Bond Fund Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S.
Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float
Adjusted Index thereafter.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–3 Year Government/Credit ex Baa Index and Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index (Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Bond Funds or the owners of the Institutional Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Bond Funds. Investors acquire the Institutional Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Bond Funds. The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Bond Funds The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4720 112017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2017: $322,000
Fiscal Year Ended September 30, 2016: $295,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2017: $8,424,459
Fiscal Year Ended September 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2017: $3,194,093
Fiscal Year Ended September 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2017: $0
Fiscal Year Ended September 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 21, 2017
VANGUARD MALVERN FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 21, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.